As filed with the Securities and Exchange Commission on April      , 2006

Registration Nos. 33 – 51126 and 811- 07132

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 21	☒

(Check appropriate box or boxes)

Separate Account II of National Integrity Life Insurance Company

(Exact Name of Registrant)

National Integrity Life Insurance Company

(Name of Depositor)

400 Broadway, Cincinnati, Ohio 45202

(Address of Depositor’s Principal Executive Offices)  (Zip Code)

Depositor’s Telephone Number, including Area Code  (513) 629-1854

Rhonda S. Malone, Esq.
Integrity Life Insurance Company
400 Broadway
Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Variable Annuity

PROSPECTUS

PINNACLE IV

Flexible Premium Variable Annuity

issued by National Integrity Life Insurance Company

This prospectus describes a flexible premium variable annuity contract offered by National Integrity Life Insurance Company (National Integrity), an indirect wholly owned subsidiary of The Western and Southern Life Insurance Company, through National Integrity Separate Account II. The contract provides several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to various available investment options within our Separate Account, referred to as Variable Account Options, or to our Fixed Accounts, or both. Together, the Variable Account Options and Fixed Accounts are referred to as Investment Options.

Your contributions to the Variable Account Options are invested in shares of one or more of the following Portfolios:

DWS Scudder Investment Funds
DWS Equity 500 Index VIP Fund
DWS Small Cap Index VIP Fund

Fidelity ®VIP Funds
Fidelity VIP Asset ManagerSM Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Overseas Portfolio

Franklin Templeton VIP Trust
FTVIPT Franklin Growth and Income Securities Fund
FTVIPT Franklin Income Securities Fund
FTVIPT Franklin Large Cap Growth Securities Fund
FTVIPT Mutual Shares Securities Fund
FTVIPT Templeton Foreign Securities Fund
FTVIPT Templeton Growth Securities Fund

J.P. Morgan Series Trust II
JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio

MFS Variable Insurance Trust
MFS VIT Capital Opportunities Series
MFS VIT Emerging Growth Series
MFS VIT Investors Growth Stock Series
MFS VIT Mid Cap Growth Series
MFS VIT New Discovery Series
MFS VIT Total Return Series

Putnam Variable Trust
Putnam VT Discovery Growth Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT Small Cap Value Fund
Putnam VT Voyager Fund

Touchstone Variable Series Trust
Touchstone VST Balanced Fund
Touchstone VST Baron Small Cap Fund
Touchstone VST Core Bond Fund
Touchstone VST Eagle Capital Appreciation Fund
Touchstone VST Enhanced Dividend 30 Fund
Touchstone VST Growth & Income Fund
Touchstone VST High Yield Fund
Touchstone VST Mid Cap Growth Fund
Touchstone VST Money Market Fund
Touchstone VST Third Avenue Value Fund
Touchstone VST Value Plus Fund
Touchstone VST Aggressive ETF Fund
Touchstone VST Conservative ETF Fund
Touchstone VST Enhanced ETF Fund
Touchstone VST Moderate ETF Fund

Van Kampen Life Investment Trust (LIT) and
Universal Institutional Funds (UIF)
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Emerging Growth Portfolio
Van Kampen UIF Emerging Markets Debt Portfolio
Van Kampen UIF Emerging Markets Equity Portfolio
Van Kampen UIF U.S. Real Estate Portfolio

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We also offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option (STO), together referred to as Fixed Accounts. The contribution you make to a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A Market Value Adjustment will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can’t be decreased by a Market Value Adjustment below an amount equal to your allocation into a GRO Account, less prior withdrawals, plus interest accrued at the Minimum Interest Rate, less administrative fees or charges. Withdrawal charges and annual administrative charges may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that is effective for the STO period selected. You must transfer all contributions you make to the six-month STO into other Investment Options within six months and transfer all contributions you make to the twelve-month STO within one year of contribution. Transfers from the six-month STO must be made monthly. Transfers from the twelve-month STO may be made on a monthly or quarterly basis.

This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference.

For further information and assistance, contact our Administrative Office.

A registration statement relating to the contract, which includes a Statement of Additional Information (SAI) dated May 1, 2006, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Part 8 of this prospectus.

These securities haven’t been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You can review and copy information about Pinnacle IV at the SEC’s Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about Pinnacle IV on the SEC’s Internet site at http://www.sec.gov. Copies of that information are also available, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20459-0102.

The contract is not a deposit or other obligations of, or guaranteed by, any bank, nor is it insured by the FDIC. It is subject to investment risks, including possible loss of the principal amount invested.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The date of this prospectus is May 1, 2006.

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How You Make Requests and Give Instructions	37

Part 6 - Voting Rights
Voting Rights	37
How We Determine Your Voting Shares	37
How Portfolio Shares Are Voted	37
Separate Account Voting Rights	38

Part 7 - Tax Aspects of the Contract
Introduction	38
Your Contract is an Annuity	38
Taxation of Annuities Generally	38
Distribution-at-Death Rules	40
Spousal Continuation	40
Diversification Standards	40
Tax-Favored Retirement Programs	40
Inherited IRAs	40
Annuities in Qualified Plans	41
Federal and State Income Tax Withholding	41
Impact of Taxes on the Company	41
Transfers Among Investment Options	41

Part 8 - Additional Information
Systematic Withdrawal Program	41
Income Plus Withdrawal Program	42
Choices Plus Minimum Required Distribution Program	42
Dollar Cost Averaging	43
Systematic Transfer Program	44
Customized Asset Rebalancing	44
Systematic Contributions	44
Legal Proceedings	44
Table of Contents of Statement of Additional Information	45

Part 9 – Prior Contracts
Prior Contracts	45

Appendix A - Financial Information for Separate Account II (Unit Values)	48
Appendix B - Illustration of a Market Value Adjustment	65

Disclaimer

iShares is a registered mark of Barclays Global Investors, N.A. (BGI). All other trademarks, service marks or registered trademarks are the property of their respective owners. BGI’s only relationship to National Integrity is the licensing of certain trademarks and trade names of BGI. National Integrity’s variable annuity products are not sponsored, endorsed, sold or promoted by BGI. BGI makes no representations or warranties to the owners of National Integrity’s variable annuity products or any member of the public regarding the advisability of investing in them. BGI has no obligation or liability in connection with the operation, marketing or trading of National Integrity’s variable annuity products.

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Glossary

1933 Act - the Securities Act of 1933, which is the federal securities law that governs registration of securities with the Securities and Exchange Commission.

1940 Act - the Investment Company Act of 1940, which is the federal securities law that governs most aspects of the operations of separate accounts like the one established by National Integrity Life Insurance Company to support the sale and administration of this variable annuity.

Account Value – the value of your contract, which consists of the values of your Investment Options added together.

Additional Interest - interest on your contributions in excess of the Guaranteed Interest Rate that we may declare and credit based on contributions, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis.

Adjusted Account Value – your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

Administrative Office - References in this prospectus to our administrative office refer to: National Integrity Life Insurance Company, 15 Matthews Street, #200, Goshen, New York 10924. You may also call us at 1-800-433-1778.

Annuitant –  the person upon whose life an Annuity Benefit and Death Benefit are based. The Annuitant must be a natural person, and cannot be changed after the Contract Date.

Annuity Benefit - amount paid if the Annuitant lives to the Retirement Date.

Business Day – any day that the New York Stock Exchange is open.

Code - the Internal Revenue Code of 1986, as amended.

Contract Anniversary - occurs once annually on the same day as the Contract Date. The Contract Anniversary is the first day of each Contract Year.

Contract Date - the date we issue you the contract. It is shown on the schedule page of your contract.

Contract Year - each consecutive twelve-month period beginning on the Contract Date and ending on the day before the Contract Anniversary.

Death Benefit - benefit paid to a named beneficiary on the death of the Annuitant.

Enhanced Rate – a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

Exchange Traded Fund - a mutual fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price.

Fixed Accounts – Guaranteed Rate Options and the Systematic Transfer Option.

Free Withdrawal - the amount you may withdraw in any Contract Year without paying contingent withdrawal charges. The Free Withdrawal amount is the greater of 15% of your Account Value at the time you make your first withdrawal request during a Contract Year or 15% of your Account Value at your most recent Contract Anniversary. During your first Contract Year, the Free Withdrawal amount is 15% of your initial contribution received on the Contract Date.

Fund of Funds- A Portfolio that invests in other mutual funds.

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General Account - the account that contains all of our assets other than those held in Separate Accounts.

Guarantee Period – the duration of your GRO Account.

Guaranteed Interest Rate – a fixed annual effective interest rate that we declare for the duration of the Fixed Account option you select. Subsequent allocations to any Fixed Account may receive a different interest rate than prior allocations.

Guaranteed Rate Option (GRO) – a Fixed Account which offers durations of two, three, five, seven and ten years and locks in a fixed annual effective interest rate.

GRO Value – the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven’t withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate less any administrative charges.

Investment Options – Variable Account Options and Fixed Accounts, collectively.

Market Value Adjustment (“MVA”) – an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

Minimum Interest Rate –  the lowest interest rate we can declare for a Fixed Account at any time while the contract is in effect. Your Minimum Interest Rate is stated in your contract.

Minimum Value – an amount equal to your net allocation to a GRO Account, less withdrawals (including any associated charges and adjustments), less transfers out of a GRO Account, accumulated at the Minimum Interest Rate, less any administrative charge.

Portfolio – an investment portfolio of a mutual fund in which the Separate Account invests its assets.

Retirement Date – The Retirement Date is the date you choose for your Annuity Benefit to be paid. Subject to federal and state law, the latest Retirement Date you can choose is the last Annuitant’s 90th birthday or the tenth contract anniversary, whichever is later. We refer to this as the “Maximum Retirement Date”.

Separate Account – Separate Account consists of assets that are segregated by National Integrity and invested in Variable Account Options.

Surrender Value – your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

Systematic Transfer Option (STO) –  a Fixed Account that allows you to make contributions to a six-month or twelve-month STO which must be transferred from the STO into other Investment Options within the six or twelve month period you chose. The STO provides a guaranteed fixed interest rate that is effective for the STO period selected. More information about this program is located in Part 8 of this prospectus.

Unit – a measure of your ownership interest in a Variable Account Option.

Unit Value – the value of each Unit calculated on any Business Day.

Variable Account Options – the various Investment Options available to you under the contract, other than the Fixed Accounts.

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Part 1 - SUMMARY

Your Variable Annuity Contract

In this prospectus, “we,” “our,”  “us,” and “the Company”  mean National Integrity Life Insurance Company). The terms “you” and “your” mean the owner. The owner has all the rights under the contract. If there are joint owners, they share contract rights and they must both sign for any changes or transactions. The first death of one of the joint owners will determine the timing of distributions. Under this contract, the Annuitant is the person upon whose life the Annuity Benefit and Death Benefit are based.

You can invest for retirement by buying a Pinnacle IV Variable Annuity, if you complete an Application form and make a minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution and below the maximum allowed contribution discussed below.

Your Benefits

Your contract has an Account Value, an Annuity Benefit and a Death Benefit. These benefits are described in more detail below.

Your benefits under the contract may be controlled by the usual tax rules for annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 7, “Tax Aspects of the Contract” for more information, and consult a tax advisor. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules. While the contract provides certain benefits when used with a tax-favored retirement program, it provides no additional benefit with regard to tax deferral, as these programs are already tax-deferred.

How Your Contract is Taxed

Under the current tax laws, any increases in the value of your contributions won’t be considered part of your taxable income until you make a withdrawal. Generally, distributions are comprised of taxable income distributed first, followed by tax-free return of basis. If you annuitize your contract, each distribution will be based on an exclusion ratio of taxable earnings to tax-free return of basis. Therefore, part of each Annuity Benefit payment will be the tax-free return of your investment in the contract. Most of the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn. In certain cases, you can make a withdrawal without paying the 10% federal tax penalty. For more information about withdrawals that are exempt from the federal tax penalty, see Part 7, “Tax Aspects of the Contract - Taxation of Annuities Generally.”

Your Contributions

The minimum initial contribution is $1,000 (some states may require a higher initial contribution). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See “Contributions Under Your Contract” in Part 5.

Your Investment Options

You may have your contributions placed in a combination of the variable and fixed Investment Options. To select Investment Options most suitable for you, see Part 3, “Your Investment Options.”

The Variable Account Options invest in shares of mutual funds, each of which is referred to as a Portfolio. Each Variable Account Option and its corresponding Portfolio share the same investment goal. For example, if your investment goal is to save money for retirement, you might choose a growth oriented Variable Account Option, which invests in a growth Portfolio. The value of your Variable Account Options will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio’s prospectus and Statement of Additional Information.

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Account Value, Adjusted Account Value, Surrender Value and Minimum Account Value

Your Account Value consists of the values of your Investment Options added together. Your Adjusted Account Value is your Account Value, as increased or decreased by any Market Value Adjustments. Your Adjusted Account Value in the GROs can never be decreased below the Minimum Value. You’ll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part 3, “Your Investment Options.”  Your Surrender Value is equal to your Adjusted Account Value, minus any contingent withdrawal charge and minus the pro rata portion of the annual administrative charges, separate account charges and optional benefit charges, if applicable. See “Charges and Fees” below. If the Account Value goes below $1,000 and we have received no contributions from you for three Contract Years, we reserve the right to terminate the contract and pay you the Account Value. We will notify you in advance and you will be given at least 60 days in which to make additional contributions.

Transfers

You may transfer all or any part of your Account Value among the Investment Options, although some restrictions apply. You can find these in Part 5 under “Transfers.”  Any transfer must be at least $250. Transfers may also be made among certain Investment Options under the following special programs:  (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing,  or (iii)  the six or twelve month Systematic Transfer Option. All of these programs are discussed in Part 8. If you make more than twelve transfers among your Investment Options in one Contract Year, your account will be charged up to $20 for each transfer. All requests for transfers among your Investment Options in excess of 20 per Contract Year must be submitted by regular U.S. mail or overnight mail.

Charges and Fees

If your Account Value is less than $50,000 as of the last day of any Contract Year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account Value.

A daily charge at an annual effective rate of 1.45% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks and certain administrative expenses. The charges will never be greater than this. For more information, see Part 4, “Deductions and Charges.”

Investment management fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Management fees can’t be increased without the consent of shareholders. See “Table of Annual Fees and Expenses” below and “Your Investment Options” in Part 3.

Withdrawals

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 15% of your Account Value each Contract Year without paying withdrawal charges. After the first 15% within a Contract Year, there may be a charge for withdrawals you make, based upon the length of time your contribution has been in your contract. See Part 4, “Contingent Withdrawal Charge” and Part 5, “Withdrawals.”

Your Initial Right to Revoke (Free Look Period)

You may cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we’ll return your contract value (contributions net of any investment performance and applicable daily charges), which may be more or less than your initial contribution depending upon the investment experience of the Investment Options you selected. You bear the investment risk during the ten-day period, as well as any fees and charges incurred during the period your contract is in force. If the law requires, upon cancellation we’ll return all of your contributions without any adjustments. We’ll return the amount of any contribution to the Guaranteed Rate Option upon cancellation. Please see Part 4, ‘Deductions and Charges” for more detailed information.

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Risk/Return Summary: Investments and Risks

Variable Annuity Investment Goals

The investment goals of the Pinnacle IV Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and quality portfolio management.

Risks

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. Most of the Portfolios invest in common stocks. You could lose money if one of the issuers of the stocks in which your Variable Account Option invests through its underlying Portfolio becomes financially impaired or if the stock market as a whole declines. There’s also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus for that Portfolio.

Table of Annual Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer Account Value among Investment Options. State premium tax may also be deducted.(1)

Contract Owner Transaction Expenses

Sales Load on Purchases	$0
Deferred Sales Load (as a percentage of contributions) (2)	7% Maximum
Transfer Charge (assessed after 12 transfers in one Contract Year) (3)	$20

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including Total Annual Portfolio Operating Expenses.

Annual Administrative Charge

Annual Administrative Charge (4)	$30

Separate Account Annual Expenses

(as a percentage of Separate Account value)

Mortality and Expense Risk Charge	1.30%
Administrative Expenses	.15%
Total Separate Account Annual Expenses	1.45%

(1) If you elect an Annuity Benefit, we’ll deduct any state premium taxes required by your state law from the amount available for the Annuity Benefit. State premium taxes currently range up to 4%.

(2) Surrender charges decrease based on the age of your contribution. See “Deductions and Charges – Contingent Withdrawal Charge” in Part 4 for more detail.

(3) After the first twelve transfers during a Contract Year, we will charge a transfer fee of $20 for each transfer. This charge does not apply to transfers made for Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfers. See “Deductions and Charges – Transfer Charge” in Part 4 for more detail.

(4) This charge will be waived if the Account Value is at least $50,000 on the last day of any Contract Year.

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The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the contract. More detail concerning each of the Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses

The range of expenses (prior to reimbursements and fee waivers) that are deducted from the Portfolios’ assets, including management fees, distribution or 12b-1 fees and other expenses are:

Minimum: 0.72%	Maximum: 2.60%

Gross Portfolio Annual Expenses Prior to any Waivers and Reimbursements

(as a percentage of average net assets in each Portfolio)

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Total Annual Expenses
DWS Equity 500 Index VIP Fund: Class B(1),(1a)	0.19%	0.25%	0.28%	0.72%
DWS Small Cap Index VIP Fund: Class B(1a),(2)	0.35%	0.25%	0.16%	0.76%
Fidelity VIP Asset Manager: Serv. Class 2(3)	0.52%	0.25%	0.13%	0.90%
Fidelity VIP Balanced: Serv. Class 2(3)	0.42%	0.25%	0.16%	0.83%
Fidelity VIP Contrafund: Serv. Class 2(3)	0.57%	0.25%	0.09%	0.91%
Fidelity VIP Dynamic Capital Appreciation: Serv. Class 2(3)	0.57%	0.25%	0.36%	1.18%
Fidelity VIP Equity-Income: Serv. Class 2(3)	0.47%	0.25%	0.09%	0.81%
Fidelity VIP Growth: Serv. Class 2(3)	0.57%	0.25%	0.10%	0.92%
Fidelity VIP Growth & Income: Serv. Class 2(3)	0.47%	0.25%	0.12%	0.84%
Fidelity VIP Growth Opportunities: Serv. Class 2(3)	0.57%	0.25%	0.14%	0.96%
Fidelity VIP High Income: Serv. Class 2	0.57%	0.25%	0.13%	0.95%
Fidelity VIP Investment Grade Bond: Serv. Class 2	0.36%	0.25%	0.12%	0.73%
Fidelity VIP Mid Cap: Serv. Class 2(3)	0.57%	0.25%	0.12%	0.94%
Fidelity VIP Overseas: Serv. Class 2(3)	0.72%	0.25%	0.17%	1.14%
Franklin Growth and Income Securities Fund: Class 2	0.48%	0.25%	0.03%	0.76%
Franklin Income Securities Fund: Class 2	0.46%	0.25%	0.02%	0.73%
Franklin Large Cap Growth Securities Fund: Class 2	0.73%	0.25%	0.03%	1.01%
Mutual Shares Securities Fund: Class 2	0.60%	0.25%	0.18%	1.03%
Templeton Foreign Securities: Class 2(4)	0.65%	0.25%	0.17%	1.07%
Templeton Growth Securities: Class 2	0.75%	0.25%	0.07%	1.07%
JP Morgan Bond Portfolio,(5)	0.30%	0.00%	0.45%	0.75%
JP Morgan International Equity Portfolio(5)	0.60%	0.00%	0.60%	1.20%
MFS VIT Capital Opportunities Series: Service Class(6),(7)	0.75%	0.25%	0.23%	1.23%
MFS VIT Emerging Growth Series: Service Class(7)	0.75%	0.25%	0.13%	1.13%
MFS VIT Investors Growth Stock Series: Service Class(7)	0.75%	0.25%	0.15%	1.15%
MFS VIT Mid Cap Growth Series: Service Class(7)	0.75%	0.25%	0.17%	1.17%
MFS VIT New Discovery Series: Service Class(7)	0.90%	0.25%	0.16%	1.31%
MFS VIT Total Return Series: Service Class(7)	0.75%	0.25%	0.09%	1.09%
Putnam VT Discovery Growth: Class IB(8)	0.70%	0.25%	0.47%	1.42%
Putnam VT The George Putnam Fund of Boston: Class IB	0.62%	0.25%	0.10%	0.97%
Putnam VT Growth and Income Fund: Class IB	0.49%	0.25%	0.05%	0.79%
Putnam VT International Equity Fund: Class IB	0.75%	0.25%	0.18%	1.18%
Putnam VT Small Cap Value Fund: Class IB	0.76%	0.25%	0.08%	1.09%
Putnam VT Voyager Fund: Class IB	0.57%	0.25%	0.06%	0.88%
Touchstone Balanced Fund(9)	0.80%	0.00%	0.51%	1.31%
Touchstone Baron Small Cap Fund(9)	1.05%	0.00%	0.54%	1.59%
Touchstone Core Bond Fund(9)	0.55%	0.00%	0.44%	0.99%
Touchstone Eagle Capital Appreciation Fund(9)	0.75%	0.00%	0.47%	1.22%
Touchstone Enhanced Dividend 30 Fund(9)	0.65%	0.00%	0.52%	1.17%
Touchstone Growth & Income Fund(9)	0.80%	0.00%	0.49%	1.29%

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Portfolio	Management Fees	12b-1 Fee	Other Expenses	Total Annual Expenses
Touchstone High Yield Fund(9)	0.50%	0.00%	0.47%	0.97%
Touchstone Mid Cap Growth Fund(9), (10)	0.80%	0.00%	0.53%	1.33%
Touchstone Money Market Fund, Service Class(9)	0.18%	0.25%	0.39%	0.82%
Touchstone Third Avenue Value Fund(9)	0.80%	0.00%	0.36%	1.16%
Touchstone Value Plus Fund(9)	0.75%	0.00%	0.65%	1.40%
Touchstone Aggressive ETF Fund(9),(11)	0.40%	0.00%	1.06%	1.46%
Touchstone Conservative ETF Fund(9),(11)	0.40%	0.00%	2.20%	2.60%
Touchstone Enhanced ETF Fund(9),(11)	0.40%	0.00%	0.96%	1.36%
Touchstone Moderate ETF Fund(9),(11)	0.40%	0.00%	1.01%	1.41%
Van Kampen LIT Comstock: Class II	0.56%	0.25%	0.03%	0.84%
Van Kampen LIT Emerging Growth: Class II	0.70%	0.25%	0.07%	1.02%
Van Kampen UIF Emerging Markets Equity: Class 2(12)	1.25%	0.35%	0.41%	2.01%
Van Kampen UIF Emerging Markets Debt: Class 1	0.75%	0.00%	0.34%	1.09%
Van Kampen UIF U.S. Real Estate: Class 1	0.75%	0.00%	0.28%	1.03%

(1) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit all expenses to 0.53% for Class B until April 30, 2009.

(1a) Fees have been restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

(2) From June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund, to the extent necessary, to maintain the fund’s operating expenses at a ratio no higher than 0.733% for Class B , excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.

(3) A portion of the brokerage commissions that each Fidelity VIP Fund pays may be reimbursed and used to reduce that fund’s expenses, and through arrangements with the Portfolios’ custodian or transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. In addition, as to the Dynamic Capital Appreciation Portfolio, the manager has voluntarily agreed to reimburse the Portfolio to the extent that total operating expenses exceed 1.10%. These arrangements may be discontinued at any time. As a result of these reimbursements and arrangements, the net expenses reported for these Portfolios are as follows:

Fidelity Portfolio	Net Total Expenses after Arrangements Described Above
Fidelity VIP Asset Manager: Serv. Class 2	0.89%
Fidelity VIP Balanced: Serv. Class 2	0.80%
Fidelity VIP Contrafund: Serv. Class 2	0.89%
Fidelity VIP Dynamic Capital Appreciation: Serv. Class 2	1.02%
Fidelity VIP Equity-Income: Serv. Class 2	0.80%
Fidelity VIP Growth: Serv. Class 2	0.88%
Fidelity VIP Growth & Income: Serv. Class 2	0.79%
Fidelity VIP Growth Opportunities: Serv. Class 2	0.92%
Fidelity VIP Mid Cap: Serv. Class 2	0.89%
Fidelity VIP Overseas: Serv. Class 2	1.07%

(4) The manager has agreed to reduce its fees to reflect reduced services resulting from the Portfolio’s investment in a proprietary money fund. The reduction is required by the Portfolio’s Board of Trustees and an SEC order. After the reduction of 0.05%, the net total expenses reported for the Portfolio are 1.02%.

(5) Reflects a written agreement pursuant to which the Portfolios’ Administrator agrees to reimburse the Portfolios to the extent that total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.75% (Bond Portfolio) or 1.20% (International Equity Portfolio) of their daily net assets through April 30, 2007. In addition, the Portfolios’ service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

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(6) MFS has contractually agreed to bear the series’ expenses such that “Other Expenses” do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series’ investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees, which oversees the series.

(7) Each series has an expense offset arrangement that reduces the series’ custodial fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series’ expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, “Total Annual Expenses” would be lower.

(8)  The advisor has contractually agreed until at least December 31, 2006 to waive its fees and/or reimburse expenses in order to limit net expenses to 1.13% for the Discovery Growth Portfolio.

(9) The advisor has contractually agreed until at least December 31, 2006 to waive a portion of its advisory fee and/or reimburse certain fund expenses in order to limit net expenses as follows:

Touchstone Variable Series Trust Funds	Net Total Expenses after Arrangements Described Above
Balanced Portfolio	0.90%
Baron Small Cap Portfolio	1.54%
Core Bond Portfolio	0.75%
Eagle Capital Appreciation Portfolio	1.05%
Mid Cap Growth Portfolio	1.15%
Enhanced Dividend 30 Portfolio	0.75%
Growth & Income Portfolio	0.85%
High Yield Portfolio	0.80%
Money Market Portfolio	0.54%
Third Avenue Value Portfolio	1.05%
Value Plus Portfolio	1.15%
Aggressive ETF Portfolio	0.70%
Conservative ETF Portfolio	0.69%
Enhanced ETF Portfolio	0.77%
Moderate ETF Portfolio	0.69%

(10) Prior to May 1, 2006, this Portfolio was called the Touchstone Emerging Growth Fund.

(11) By investing in the Touchstone ETF Funds, you will indirectly bear fees and expenses charged by underlying Exchange Traded Funds in which the Portfolio invests, in addition to the Portfolio’s direct fees and expenses. Those additional expenses will be approximately 0.19%, for a total of 0.69% for the Conservative and Moderate Funds, 0.20% for a total of 0.70% for the Aggressive Fund and 0.27%. for a total of 0.77% for the Enhanced Fund and are shown as part of the net expenses of each Portfolio in the chart below.

(12) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the advisor. The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the “Operating Expense Limitation” to 1.70% for the Emerging Markets Equity Class 2. The advisor may terminate these voluntary waivers at any time at its sole discretion. Additionally the distributor has agreed to waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate these voluntary waivers at any time at its sole discretion.

NOTE: We have entered into agreements with the investment advisors or distributors of each of the Portfolios. Under the terms of these agreements, we provide administrative, marketing and distribution-related services and the Portfolios or their investment advisors pay fees to us that are usually based on an annual percentage of the average daily net assets of the Portfolios. These agreements may be different for each Portfolio or each group of Portfolios managed by the same investment advisor, and may include fees paid by investment advisors or under a distribution and/or servicing plan adopted by a Portfolio pursuant to Rule 12b-1 under the 1940 Act.

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Example

The examples that follow are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include maximum contract owner transaction expenses, contract fees, Separate Account annual expenses, and Portfolio fees and expenses.

Each example assumes that you invest $10,000 in the contract for the time period indicated. Each example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,151.29	$1,860.05	$2,577.14	$4,607.22

If you annuitize at the end of the applicable period:

1 year	3 years	5 years	10 years
$451.29	$1,360.05	$2,277.14	$4,607.22

If you do not surrender the contract:

1 year	3 years	5 years	10 years
$451.29	$1,360.05	$2,277.14	$4,607.22

Part 2 – NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

National Integrity Life Insurance Company

National Integrity is a stock life insurance company organized under the laws of New York. Our principal executive office is located in Cincinnati, Ohio. We are authorized to sell life insurance and annuities in 8 states and the District of Columbia. We sell flexible premium variable annuities, which may offer features and investment options other than those offered in this contract, fixed single premium annuities and fixed flexible premium annuities offering fixed guaranteed interest rates. National Integrity is an indirect wholly owned subsidiary of The Western and Southern Life Insurance Company, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

The Separate Account and the Variable Account Options

The Separate Account was established in 1992, and is maintained under the insurance laws of the State of New York. It is a unit investment trust, which is a type of investment company registered with the Securities and Exchange Commission (the SEC). SEC registration doesn’t mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Variable Account Options from time to time. The Variable Account Options currently available to you are listed in Part 3, “Your Investment Options.”

Assets of Our Separate Account

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Owners under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and, in that way, we can

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participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our General Account.

Distribution of Contracts

Touchstone Securities, Inc. (Touchstone) serves as the principal underwriter for the securities issued by the Separate Account. Touchstone Securities, Inc. is an indirect subsidiary of The Western and Southern Life Insurance Company. We are also an indirect subsidiary of The Western and Southern Life Insurance Company. Touchstone’s principal business address is 303 Broadway, Cincinnati, Ohio, 45202. The contracts will be sold by individuals who represent us as insurance agents and who are registered representatives of third-party broker-dealers that have entered into distribution agreements with us. A third-party broker-dealer or financial institution may receive additional compensation from us for, among other things, training, marketing or other services provided. In addition to commissions, we may, from time to time, pay additional promotional incentives, in the form of cash or other compensation. Promotional incentives may change at any time. We may also pay a third-party broker-dealer additional fees to ensure that firm’s registered representatives have access, or preferred access, to our products. Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable annuity contract. You will find more information about the compensation we pay in the Statement of Additional Information.

Changes in How We Operate

We can change how the Company or our Separate Account operates, subject to your approval when required by the 1940 Act or other applicable law or regulation. We’ll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

•                  add Investment Options to, or remove Investment Options from, our Separate Account, combine two or more Variable Account Options within our Separate Account, or withdraw assets relating to your contract from one Variable Account Option and put them into another;

•                  register or end the registration of the Separate Account under the 1940 Act;

•                  operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are “interested persons” of National Integrity under the 1940 Act);

•                  restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Account;

•                  cause one or more Variable Account Options to invest in a mutual fund other than or in addition to the Portfolios; or

•                  operate our Separate Account or one or more of the Investment Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we’ll rely on our own or outside counsel for advice.

Part 3 – YOUR INVESTMENT OPTIONS

The Variable Account Options

Each Variable Account Option invests in the Portfolio (or “Fund”) with the corresponding name. The investment objective, advisor and subadvisor, if any, of each Portfolio are described below. Management fees and other expenses deducted from each Portfolio are described in that Portfolio’s prospectus. Each of the Portfolios’ investment advisors compensates us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment advisors’ assets. We do not provide preferential treatment or access to distribution for investment advisors or the Portfolios they manage based on the differing levels of compensation paid to us. For a prospectus containing more complete information on any Portfolio, call our Administrative Office toll-free at 1-800-433-1778.

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DWS Scudder Investments VIP Funds

The investment advisor for the DSW Scudder Investments VIP Funds is Deutsche Asset Management, Inc. (DeAM). DeAM is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM’s presence in all of the major investment markets gives its clients a global network and product range. DeAM manages U.S., international, emerging markets, and fixed income investments and is a leader in index strategies.

Investment Objectives of the Portfolios. Following is a summary of the investment objectives of the DWS Investments VIP Funds. We can’t guarantee that these objectives will be met. You should read the DWS Investments VIP Funds’ prospectuses carefully before investing.

DWS Equity 500 Index VIP Fund

The Equity 500 Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

DWS Small Cap Index VIP Fund

The Small Cap Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole. The Index includes the reinvestment of all distributions and is not available for direct investment.

Fidelity® VIP Funds

The Portfolios’ Investment Advisor, Fidelity Management & Research Company (FMR) is a registered investment advisor under the Investment Advisers Act of 1940. FMR serves as the investment advisor to each Portfolio.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives and strategies of the Fidelity’s VIP Fund Portfolios. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Fidelity’s VIP Funds’ prospectus carefully before investing.

Fidelity VIP Asset ManagerSM Portfolio

VIP Asset ManagerSM Portfolio seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments, maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments. FMR invests in domestic and foreign issuers. FMR analyzes issuers using fundamental and/or quantitative factors and evaluates each security’s current price relative to estimated long-term value.

Fidelity VIP Balanced Portfolio

VIP Balanced Portfolio seeks income and capital growth consistent with reasonable risk by investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral. FMR invests at least 25% of the Portfolio’s total assets in fixed-income senior securities, including debt securities and preferred stock. FMR invests in domestic and foreign issuers. With respect to equity investments, FMR emphasizes above-average income-producing equity securities, leading to investment in stocks that have more “value” characteristics than “growth” characteristics.

Fidelity VIP Contrafund® Portfolio

VIP Contrafund® Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio’s assets primarily in common stocks of domestic and foreign issuers. FMR invests the Portfolio’s assets in

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securities of companies whose value FMR believes is not fully recognized by the public. At any given time, FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of current financial condition, its industry position, and economic and market conditions.

Fidelity VIP Dynamic Capital Appreciation Portfolio

VIP Dynamic Capital Appreciation Portfolio seeks capital appreciation. FMR normally invests the Portfolio’s assets primarily in common stocks of domestic and foreign issuers. At any given time, FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.

Fidelity VIP Equity-Income Portfolio

VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities and potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. FMR invests in domestic and foreign issuers. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500 Index. FMR normally invests at least 80% of the Portfolio’s total assets in income-producing equity securities.

Fidelity VIP Growth Portfolio

VIP Growth Portfolio seeks capital appreciation by investing the Portfolio’s assets in common stocks of domestic and foreign companies FMR believes have above-average growth potential. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.

Fidelity VIP Growth & Income Portfolio

VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio’s assets in common stocks of domestic and foreign issuers with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio’s assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.

Fidelity VIP Growth Opportunities Portfolio

VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR invests the Portfolio’s assets primarily in common stocks of domestic and foreign issuers. At any given time, FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types. FMR uses fundamental analysis of each issuer and its potential for success in light of current financial condition, its industry position, and economic and market conditions.

Fidelity VIP High Income Portfolio

VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital. FMR normally invests the Portfolio’s assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. FMR may also invest the Portfolio’s assets in non-income producing securities, including defaulted securities and common stocks. FMR invests in domestic and foreign issuers. FMR uses fundamental analysis of each

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issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.,

Fidelity VIP Investment Grade Bond Portfolio

VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities. FMR allocates assets across different market sectors and maturities, and analyzes a security’s structural features and current pricing, trading opportunities, and the credit quality of the issuer.

Fidelity VIP Mid Cap Portfolio

VIP Mid Cap Portfolio seeks long-term growth of capital. FMR invests the Portfolio’s assets primarily in common stocks of domestic and foreign issuers. FMR normally invests at least 80% of the Portfolio’s total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those with market capitalization similar to companies in the S&P Mid Cap 400. FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types, and may potentially invest in companies with smaller or larger market capitalizations. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.

Fidelity VIP Overseas Portfolio

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in common stock. FMR normally invests at least 80% of the Portfolio’s assets in non-U.S. common stocks. FMR allocates investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.

The Franklin Templeton Variable Insurance Products Trust (“Trust”) Funds

Each Fund (or “Portfolio”) is a series of the Trust, which is a mutual fund registered with the SEC. Affiliates of Franklin Resources, Inc., which operates as Franklin Templeton Investments, serve as the investment advisors for the Funds, as indicated below.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Franklin Templeton Variable Insurance Products Trust Funds. There are no guarantees that a Fund will be able to achieve its objective. You should read Franklin Templeton VIPT Funds’ prospectus carefully before investing.

FTVIPT Franklin Growth and Income Securities Portfolio

The FTVIPT Franklin Growth and Income Securities Portfolio seeks capital appreciation with current income as a secondary goal. The Portfolio normally invests predominantly in a broadly diversified portfolio of equity securities that the Portfolio’s manager considers to be financially strong but undervalued by the market. The investment advisor for this Portfolio is Franklin Advisers, Inc.

FTVIPT Franklin Income Securities Portfolio

The FTVIPT Franklin Income Securities Portfolio seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio normally may invest in both debt and equity securities. The Portfolio seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the advisor believes are attractive. The investment advisor for this Portfolio is Franklin Advisers, Inc.

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FTVIPT Franklin Large Cap Growth Securities Portfolio

The FTVIPT Franklin Large Cap Growth Securities Portfolio seeks capital appreciation. The Portfolio normally invests at least 80% of its net assets in investments of large capitalization companies,  and normally invest predominantly in equity securities. For this Portfolio, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase. The investment advisor for this Portfolio is Franklin Advisers, Inc.

FTVIPT Mutual Shares Securities Portfolio

The FTVIPT Mutual Shares Securities Portfolio seeks capital appreciation, with income as a secondary goal. The Portfolio normally invests mainly in equity securities that the advisor believes are undervalued. The Portfolio normally invests primarily undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies. The investment advisor for this Portfolio is Franklin Mutual Advisers, LLC.

FTVIPT Templeton Foreign Securities Portfolio

The FTVIPT Templeton Foreign Securities Portfolio seeks long-term capital growth. The Portfolio normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities. The investment advisor for this Portfolio is Templeton Investment Counsel, LLC..

FTVIPT Templeton Growth Securities Portfolio

The FTVIPT Templeton Growth Securities Portfolio seeks long-term capital growth. The Portfolio normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets. The investment advisor for this Portfolio is Templeton Global Advisors Limited.

J.P. Morgan Series Trust II Funds

Each Portfolio of the JPMorgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management, Inc. is the investment advisor to the J.P. Morgan Series Trust II Funds.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. You should read the prospectus for J.P. Morgan Series Trust II carefully before investing.

JPMorgan Bond Portfolio

JPMorgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstance the Portfolio invests at least 80% of its assets (net assets, plus the amount of borrowings for investment purposes) in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset backed and mortgage backed securities that the advisor believes have the potential to provide a high total return over time.

JPMorgan International Equity Portfolio

JPMorgan International Equity Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies. Under normal circumstances the Portfolio invests at least 80% of its assets (net assets, plus the amount of borrowings for investment purposes) in equity investments. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

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MFS Variable Insurance Trust Funds

Each Portfolio of the MFS Variable Insurance Trust is a mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment advisor to the MFS Funds.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives and strategies of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. You should read the MFS Variable Insurance Trust Funds’ prospectus carefully before investing.

MFS VIT Capital Opportunities Series

MFS VIT Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS VIT Emerging Growth Series

MFS VIT Emerging Growth Portfolio seeks long-term growth of capital by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS VIT Investors Growth Stock Series

MFS VIT Investors Growth Stock Portfolio seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

MFS VIT Mid Cap Growth Series

MFS VIT Mid Cap Growth Portfolio seeks long-term growth of capital by normally investing at least 80% of its net total assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio’s investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy.

MFS VIT New Discovery Series

MFS VIT New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. Small cap

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companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Growth Index at the time of investment.

MFS VIT Total Return Series

MFS VIT Total Return Portfolio seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS’s interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

Putnam Variable Trust Funds

Each Fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC (“Putnam Management”) serves as the investment advisor of each Portfolio.

Investment Objectives of the Funds. Below is a summary of the investment objectives of Putnam’s VT Funds. You should read Putnam’s VT Funds’ prospectus carefully before investing.

Putnam VT Discovery Growth Fund

The Fund seeks long-term growth of capital. The Fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

Putnam VT The George Putnam Fund of Boston

The Fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The Fund pursues its goal by investing mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Under normal market conditions, the fund invests at least 25% of the Fund’s total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

Putnam VT Growth and Income Fund

The Fund seeks capital growth and current income. The Fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income, or both.

Putnam VT International Equity Fund

The Fund seeks capital appreciation. The Fund pursues its goal by investing mainly in common stocks of companies outside the United States that Putnam Management believes have favorable investment potential. Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in equity investments.

Putnam VT Small Cap Value Fund

The Fund seeks capital appreciation. The Fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.

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Putnam VT Voyager Fund

The Fund seeks capital appreciation. The Fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

Touchstone Variable Series Trust Funds

Each Portfolio of the Touchstone Variable Series Trust is an open-end, diversified management investment company. Touchstone Advisors, Inc. is the investment advisor of each Fund. Oppenheimer Capital LLC is the sub-advisor for the VST Balanced Fund. BAMCO, Inc., a subsidiary of Baron Capital Group, Inc. is the sub-advisor for the VST Baron Small Cap Fund. Ft. Washington Investment Advisors, Inc. is the sub-advisor for the VST Core Bond, VST High Yield, VST Money Market and VST Value Plus Funds. Westfield Capital Management Company, LLC and TCW Investment Management Company are the sub-advisors for the VST Mid Cap Growth Fund. Todd Investment Advisors, Inc. is the sub-advisor for the VST Enhanced Dividend 30 Fund, as well as the VST Aggressive ETF, VST Conservative ETF, VST Enhanced ETF and VST Moderate ETF Funds. Deutsche Investment Management Americas Inc. is the sub-advisor for the VST Growth & Income Fund. Eagle Asset Management, Inc. is the sub-advisor for the VST Eagle Capital Appreciation Fund. Third Avenue Management LLC is the sub-advisor for the VST Third Avenue Value Fund. Touchstone Advisors, Inc., Ft. Washington Investment Advisors, Inc. and Todd Investment Advisors, Inc. are affiliated with National Integrity Life Insurance Company.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of Touchstone Variable Series Trust. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Touchstone Variable Series Trust Funds’ prospectus carefully before investing.

Touchstone VST Balanced Fund

Touchstone VST Balanced Fund seeks to achieve both an increase in share price and current income by investing in both equity securities (generally about 60% of assets) and debt securities (generally about 40%, but at least 25%). The Fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries. In choosing equity securities for the Fund, the portfolio manager will seek companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company’s intrinsic value. Debt securities are also chosen using a value style, and will be rated investment grade or at the two highest levels of non-investment grade. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

Touchstone VST Baron Small Cap Fund

Touchstone VST Baron Small Cap Fund seeks long-term capital appreciation. It invests primarily (at least 80% of assets) in common stocks of smaller companies with market values under $2.5 billion selected for their capital appreciation potential. In making investment decisions for the Fund, the portfolio manager seeks securities believed to have (1) favorable price to value characteristics based on the portfolio manager’s assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 100% over four subsequent years.

Touchstone VST Core Bond Fund

Touchstone VST Core Bond Fund seeks to provide a high level of current income as is consistent with the preservation of capital by investing primarily (at least 80% of assets) in bonds. The Fund invests in mortgage-related securities, asset-backed securities, U.S. government securities and corporate debt securities. The Fund invests at least 65% of assets in investment grade debt securities, but may invest up to 35% of assets in non-investment grade debt securities rated as low as B. In making investment decisions for the Fund, the portfolio manager analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility.

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Touchstone VST Eagle Capital Appreciation Fund

The Touchstone VST Eagle Capital Appreciation Fund seeks long-term capital appreciation. In selecting equity securities for the Fund, the portfolio management team begins with the largest 500 stocks (by market capitalization) in the Russell 1000 Index. It immediately eliminates deeply cyclical stocks, stocks believed to be over-valued, companies with unproven business models, businesses without a sustainable competitive advantage and companies whose business models they simply do not understand. The initial screening leaves about 150 stocks, which are assigned, to the four co-portfolio managers based on sector.

Each portfolio manager then uses fundamental research to develop five-year earnings estimates for each company based on historical data, current comparables and a thorough understanding of each company and the relevant industry drivers. The portfolio managers generally do not rely on a company’s earnings projection or consensus Wall Street estimates. Instead, they do their own research.

The portfolio managers will then assign either a premium or discount multiple to each stock based on what the multiple of that stock has been versus the S&P 500 Index historically and what it is expected to be over the next five years.

The earnings estimates and premium/discount assigned by each portfolio manager are then entered into a proprietary valuation model which ranks each stock based on the five year expected rates of return. The team will generally only invest in those stocks ranked in the top third of the valuation model’s rankings. Any stock held which falls into the bottom third of the rankings will normally be sold by the Fund.

Touchstone VST Mid Cap Growth Fund

Touchstone VST Mid Cap Growth Fund seeks to increase the value of fund shares as a primary goal and to earn income as a secondary goal. The Fund invests primarily (at least 80% of assets) in common stocks of mid cap companies. The Fund is sub-advised by two separate management teams that use different style methodologies. Mid cap growth companies can include companies that have earnings that the portfolio manager believes may grow faster than the U.S. economy in general, due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates. Mid cap growth companies can also include companies that are believed to be undervalued, including those with unrecognized asset values, undervalued growth or those undergoing turnaround.

Touchstone VST Enhanced Dividend 30 Fund

Touchstone VST Enhanced Dividend 30 Fund seeks to achieve a total return, which is higher than the total return of the Dow Jones Industrial Average (“DJIA”). The Fund’s portfolio is based on the 30 stocks that comprise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The Fund uses a quantitative approach to improve on the index returns, investing in all of the DJIA components, but increasing the weighting of those with the highest dividend yield. The Fund seeks to overweight the top three highest yielding stocks in the DJIA by adding approximately 8% to the original weight of each, and underweight the remaining 27 stocks of the Dow that have a lower relative dividend yield.

Touchstone VST Growth & Income Fund

Touchstone VST Growth & Income Fund seeks to increase the value of fund shares over the long-term, while receiving dividend income, by investing at least 50% of total assets in dividend paying common stock, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities that do not pay dividends (up to 50%) but which are expected to increase in value or produce high-income payments in the future. The portfolio manager invests in stocks with lower valuations than the broad market that are believed to have long-term dividend and earning fundamentals.

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Touchstone VST High Yield Fund

Touchstone VST High Yield Fund seeks to achieve a high level of current income as its main goal, with capital appreciation as a secondary consideration. The fund invests primarily (at least 80% of assets) in non-investment grade debt securities of domestic corporations. Non-investment grade securities are often referred to as “junk bonds” and are considered speculative.

Touchstone VST Money Market Fund

Touchstone VST Money Market Fund seeks high current income, consistent with liquidity and stability of principal by investing primarily in high-quality money market instruments. The Fund is a money market fund and tries to maintain a constant share price of $1.00 per share, although there is no guarantee that it will do so.

Touchstone VST Third Avenue Value Fund

Touchstone VST Third Avenue Value Fund seeks long-term capital appreciation. It is a non-diversified Fund that seeks to achieve its objective mainly by investing in common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a discount to what the portfolio manager believes is their liquid value. The Fund invests in companies regardless of market capitalization and invests in both domestic and foreign securities. The mix of the Fund’s investments at any time will depend on the industries and types of securities that the portfolio manager believes hold the most value.

Touchstone VST Value Plus Fund

Touchstone VST Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily (at least 65% of assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. Approximately 75% of assets will generally be invested in large cap companies and approximately 25% will generally be invested in mid cap companies.

Touchstone Variable Series Trust (VST)  ETF Funds

This Part specifically provides information about the Touchstone VST ETF Funds, which are mutual funds that invest fixed percentages of assets in various exchange-traded funds, including series of the iShares® Funds Trust. Because the ETF Funds invest in other mutual funds rather than in individual securities, each ETF Fund is considered a “fund of funds” and bears a proportionate share of the expenses charged by the underlying funds in which it invests. In addition, the underlying exchange-traded funds trade like a stock on a securities exchange and may be purchased and sold throughout the trading day based on their market price. Each exchange-traded fund that is held by one of Touchstone’s VST ETF Funds is an “index fund,” which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. It is not possible to invest directly in the index.

Each VST ETF Fund allocates its assets among a group of exchange-traded funds in different percentages. Therefore, each VST ETF Fund has different indirect asset allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward for different investment styles and life stages. These asset allocations provide four diversified, distinct options that can meet a wide variety of investment needs. The allocation of stocks and bonds in each ETF Fund reflects greater or lesser emphasis on pursuing current income or growth of capital.

As a result of market gains or losses by the underlying exchange-traded funds, the percentage of any of the VST ETF Funds’ assets invested in stocks or bonds at any given time may be different than that VST ETF Fund’s planned asset allocation model. Stock and bond markets, and the sub categories of assets

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within them (value, growth, large cap, small cap etc.) have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, they require monitoring and potentially some rebalancing of the allocation models. The sub-advisor will monitor the models and may update and revise the asset allocation percentages employed by each model to reflect changes in the marketplace. The sub-advisor will rebalance each Fund’s assets annually (except the VST Enhanced ETF Fund which will be assessed by the sub-advisor on a semi-annual basis and may be reallocated if market conditions so indicate) in accordance with the asset allocation model then in effect. The sub-advisor reserves the right to rebalance more or less frequently depending upon market conditions, investment experience, and other factors it deems appropriate.

Touchstone VST Conservative ETF Fund

The Touchstone VST Conservative ETF Fund seeks total return by investing for income and capital appreciation. The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. For the Conservative Fund that typically results in an allocation of about 65% of assets in bonds and 35% in stocks. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying ETF fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Touchstone VST Moderate ETF Fund

The Touchstone VST Moderate ETF Fund seeks total return by investing primarily for capital appreciation and secondarily for income. The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. For the Moderate Fund that typically results in an allocation of about 60% of assets in stocks and 40% in bonds. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying ETF fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Touchstone VST Aggressive ETF Fund

The Touchstone VST Aggressive ETF Fund seeks capital appreciation. The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. For the Aggressive Fund that typically results in an allocation of about 80% of assets in stocks and 20% in bonds. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying ETF fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Touchstone VST Enhanced ETF Fund

The Touchstone VST Enhanced ETF Fund seeks high capital appreciation. The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. Those asset classes with the best relative strength, as measured by their relative performance over the prior six months, are over weighted for six months, while the other asset classes are underweighted, thereby increasing the potential for enhanced performance with lower volatility. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying ETF fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent

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positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Van Kampen Life Insurance Trust

Van Kampen Asset Management is the investment advisor for Van Kampen Life Insurance Trust (LIT).

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of Van Kampen Life Investment Trust. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Van Kampen LIT Funds’ prospectus carefully before investing.

Van Kampen LIT Comstock Portfolio

The Portfolio’s investment objective is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers.

Van Kampen LIT Emerging Growth Portfolio

The Portfolio’s investment objective is to seek capital appreciation. Under normal market conditions, the Portfolio’s investment advisor seeks to achieve the Portfolio’s investment objective by investing primarily in a portfolio of common stocks of companies considered by the investment advisor to be emerging growth companies.

Van Kampen Universal Institutional Funds

Morgan Stanley Investment Management Inc. doing business as Van Kampen is the investment advisor for each of the Universal Institutional Funds (UIF).

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of Van Kampen Universal Institutional Funds. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Van Kampen UIF Funds’ prospectus carefully before investing.

Van Kampen UIF Emerging Markets Debt Portfolio

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the advisor seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

Van Kampen UIF Emerging Markets Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Advisor’s investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Van Kampen UIF U.S. Real Estate Portfolio

The Portfolio seeks to achieve above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio focuses on REITs as well as real estate operating companies (“REOCs”) that invests in a variety of property types and regions. The Advisor’s approach emphasizes bottom-up stock selection with a top-down asset allocation overlay.

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Fixed Accounts

Interests in contracts attributable to Fixed Accounts haven’t been registered under the 1933 Act or the 1940 Act. Thus, neither the Fixed Accounts nor our General Account, which guarantees the Fixed Account values and Death Benefits and Annuity Benefits under those contracts, are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission hasn’t reviewed the disclosure in this prospectus relating to the Fixed Accounts or the General Account. Disclosures regarding the Fixed Accounts or the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Rate Options (GROs)

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put a contribution in a GRO, a Guaranteed Interest Rate is locked in. We declare the Guaranteed Interest Rate for each duration you select. The duration of your GRO Account is the Guarantee Period. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then current Guaranteed Interest Rate we declare. We won’t declare an interest rate less than the Minimum Interest Rate. Each GRO Account expires at the end of the duration you have selected. See “Renewals of GRO Accounts” below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO Value. The GRO Value at the expiration of the GRO Account, assuming you haven’t transferred or withdrawn any amounts, will be the amount you contributed plus interest at the Guaranteed Interest Rate less any administrative charges. We credit interest daily at an annual effective rate equal to the Guaranteed Interest Rate.

We may declare an Enhanced Rate of interest in the first year for any contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period . This Enhanced Rate will be guaranteed for the Guarantee Period’s first year and declared at the time of purchase. We can declare and credit Additional Interest based on contributions, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis. Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. The Enhanced Rate or Additional Interest may not be available in certain states.

Each group of GRO Accounts of the same duration is considered one GRO for Account Value reporting purposes. For example, when you receive a quarterly statement, all of your three-year GRO Accounts will be shown as one GRO while all of your five-year GRO Accounts will appear as another GRO, even though they may have different maturity dates. However, you will receive separate notices concerning GRO renewals for each contribution you have made, since each contribution will have a different maturity date.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

Renewals of GRO Accounts. When a GRO Account expires, we’ll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We’ll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can’t be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don’t offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If

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you want something different, you can tell us within 30 days before the GRO Account expires. You can’t choose, and we won’t renew, a GRO Account that expires after your Retirement Date.

Market Value Adjustments. A Market Value Adjustment is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for Free Withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Guarantee Period. No Market Value Adjustment shall be made when withdrawals are taken to meet minimum required distribution rules. In addition, we won’t make a Market Value Adjustment for a Death Benefit. The market-adjusted value may be higher or lower than the GRO Value, but will never be less than the Minimum Value. Withdrawal charges, administrative expenses and optional benefit charges, if applicable, can invade the Minimum Value.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. Generally, if our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value distributed. On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will generally increase your GRO Value distributed.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

MVA =  GRO Value x [(1 + A)N/12 / (1 + B + .0025)N/12 - 1],  where

A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn’t equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.

Systematic Transfer Option

We offer a Systematic Transfer Option (STO) that provides a guaranteed interest rate. Your allocation to the STO earns a fixed interest rate that is effective for the STO period selected. You must transfer all STO contributions into other Investment Options within either six months or one year of your STO contribution, depending on which STO option you select. Transfers will be made automatically in approximately equal quarterly (one-year option only) or monthly installments of not less than $1,000 each. You can’t transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO’s annual effective interest rate will never be less than the Minimum Interest Rate. See “Systematic Transfer Program” in Part 8 for details on this program.

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Part 4 - DEDUCTIONS AND CHARGES

Separate Account Charges

We deduct a daily mortality and expense charge from the Unit Values equal to an annual effective rate of 1.45% of your Account Value in each of the Variable Account Options. We can’t increase this daily expense rate without your consent. Of the 1.45% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.30% for assuming the expense risk and the mortality risk under the contract. The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The mortality and expense risk charges compensate us for the mortality and expense risks we assume under the contract. We expect to make a profit from this fee. The relative proportion of the mortality and expense risk charge may be changed, but the total Mortality, Expense Risk and Administrative Fee can’t be increased.

Annual Administrative Charge

We charge an annual administrative charge of $30. This charge is waived if your Account Value is at least $50,000 on the last day of any Contract Year. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant’s death, annuitization or contract termination during a Contract Year.

Portfolio Charges

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can’t be increased without shareholder approval. Please refer to the Portfolio prospectuses for complete details on Portfolio expenses and related items.

Reduction or Elimination of Separate Account or Administrative Charges

We can reduce or eliminate the Separate Account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contributions. We won’t unlawfully discriminate against any person or group if we reduce or eliminate these charges.

State Premium Tax Deduction

We won’t deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If you elect an Annuity Benefit, we’ll deduct any applicable state premium taxes from the amount available for the Annuity Benefit. State premium taxes currently range up to 4%.

Contingent Withdrawal Charge

We don’t deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 7%. This amount is a percentage of your contribution and not of the Account Value. As shown below, the charge varies, depending upon the “age” of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made. The maximum of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don’t deduct withdrawal charges when you withdraw contributions made more than seven years prior to your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more

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recent contributions next, and (2) partial withdrawals up to the Free Withdrawal amount are not subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, plus or minus any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested, less any applicable tax withholding.

You may take your Free Withdrawal (less any earlier withdrawal in the same year) each Contract Year without a contingent withdrawal charge or Market Value Adjustment. If you don’t take any Free Withdrawals in one Contract Year, you can’t add it to the next year’s Free Withdrawal. If you aren’t 59½, federal tax penalties may apply. Should you completely surrender the contract, the amount of withdrawal charges is based on contributions and is not reduced by any Free Withdrawals.

Number of Full Years from Date of Contribution	Charge as a Percentage of the Contribution Withdrawn

0	7%
1	6
2	5
3	4
4	3
5	2
6	1
7+	0

We won’t deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate Annuity Benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won’t deduct a charge if the Annuitant dies. See “Death Benefits” in Part 5.

Reduction or Elimination of the Contingent Withdrawal Charge

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, and the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of National Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans that we or our affiliate sponsored. We won’t unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

Transfer Charge

If you make more than twelve transfers among your Investment Options during one Contract Year, we will charge your account up to $20 for each additional transfer during that year. Transfer charges don’t apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor will such transfers count towards the twelve free transfers you can make during a Contract Year.

Disability Waiver

We may waive withdrawal charges and any associated Market Value Adjustment on full or partial withdrawal requests of $1,000 or more if you become disabled anytime before you reach age 65, and have been disabled for a continuous period of at least six months after the Contract Date. You will be considered disabled if you are unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or to be of long-continued and indefinite duration. We may require proof of disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits. We reserve the right to obtain an examination by a licensed physician of our choice and our expense. Written request for any withdrawal or partial withdrawals must be made while you are still disabled. Once the disability waiver election has

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been made, no additional contributions will be accepted under your Contract. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to both the primary and the joint owner.

Tax Reserve

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

Part 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract

You can make contributions of at least $100 at any time up to nine years before your Retirement Date. Your first contribution, however, can’t be less than $1,000 (some states may require a higher initial contribution).

We may limit the total contributions under a contract to $1,000,000 if the Annuitant is age 75 or under or to $500,000 if the Annuitant is age 76 or older. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all owners under the contract. If your contract is an individual retirement account (IRA), we will measure your contributions against the maximum limits for annual contributions set by federal law.

Contributions are applied to the various Investment Options you select and are used to pay Annuity and Death Benefits. Each contribution is credited as of the date we have received (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. We do not waive this policy for particular investors or classes of investors. Contributions by check sent through the mail are deemed received when they are delivered in good order to our Administrative Office.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transaction. See “Transfers” in Part 5.

Your Account Value

Your Account Value reflects various charges. See Part 4, “Deductions and Charges.” Annual deductions are made as of the last day of each Contract Year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account (mortality and expense risk, administration and optional benefit charges) are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Variable Account Option. The value of contributions allocated to the Variable Account Options is not guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See “Guaranteed Rate Options” in Part 3. If the Account Value goes below $1,000 and we have received no contributions from you for three Contract Years, we reserve the right to terminate the contract and pay you the Account Value. We will notify you in advance and you will be given at least 60 days to make additional contributions. This could vary by state so please refer to your annuity contract for specific information.

Units in Our Separate Account

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Variable Account Option. The Units of each Variable Account Option have different Unit Values.

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The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Variable Account Option’s Unit Value, calculated as of the next close of business of the New York Stock Exchange. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses.

Your Unit Values also change because of deductions and charges we make to our Separate Account. The number of Units credited to you, however, won’t vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you make new contributions or transfer Account Value to that Variable Account Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Investment Option. We also redeem Units to pay the Death Benefit when the Annuitant dies, and to pay the annual administrative charge.

How We Determine Unit Value

We determine Unit Values for each Variable Account Option at the close of business of the New York Stock Exchange, which is normally 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the net investment factor for that Variable Account Option on the current day. We determine a net investment factor for each Variable Account Option as follows:

•                  First, we take the value of the shares belonging to the Variable Account Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

•                  Next, we add any dividends or capital gains distributions by the Portfolio on that day.

•                  Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

•                  Then we divide this amount by the value of the amounts in the Variable Account Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

•                  Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an annual effective rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk we assume under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and for the Mortality, Expense Risk and Administrative Fees and any charge for taxes.

Transfers

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can’t make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO you haven’t already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Guarantee Period, the transfer is subject to a Market Value Adjustment. See “Guaranteed Rate Options” in Part 3. Transfers from GROs will be made according to the order in which contributions were originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a Contract Year. After those twelve transfers, a charge of up to

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$20 will apply to each additional transfer during that Contract Year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer Programs, described in Part 8.

You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service subject to your use of the required personal identifiers. We’ll honor telephone transfer instructions from any person who provides correct identifying information. We aren’t responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn’t change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we’re open for business. You’ll receive the Variable Account Options’ Unit Values as of the close of business on the day you call. Accordingly, transfer requests for Variable Account Options received at or after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or firms that represent multiple contracts will be processed no later than the next Business Day after our Administrative Office receives the requests.

Excessive Trading

We reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by one or more of the Portfolios that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected Portfolios.

We reserve the rights to modify these restrictions or to adopt new restrictions at any time and in our sole discretion.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. Accordingly, you will need to submit a new transfer request in order to make a transfer that was not made because of these limitations.

Specific Notice Regarding the Use of this Annuity for Market Timing

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in stale price arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in mutual fund pricing or for any other reason should not purchase this contract. These abusive or disruptive transfers can have an adverse impact on management of a Portfolio, increase Portfolio expenses and affect Portfolio performance.

The following policies for transfers between Investment Options are designed to protect contract owners from frequent trading activity. However, we may not be able to detect and prevent all frequent trading. As detecting frequent trading and preventing its recurrence is, in many circumstances, a reactive response to improper trading, we cannot guarantee, despite our policies and procedures, that we will detect all frequent trading in our contracts, prevent all frequent trading and prevent all harm caused by frequent trading.

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1.                                       Prohibited Transfers. Under normal market conditions, we will refuse to honor, unless made by first class U.S. mail:

•                                          a transfer request into an International or High Yield Variable Account Option (as defined by us) if, within the preceding five business days, there was a transfer out of the same Variable Account Option;

•                                          a transfer request out of an International or High Yield Variable Account Option if, within the preceding five business days, there was a purchase or transfer into the same Variable Account Option.

2.                                       Allowable Transfers Accompanying A Prohibited Transfer. We cannot honor an otherwise allowable transfer request if it is made at the same time or accompanies a request for a Prohibited Transfer.

3.                                       Notification. If we do not honor a transfer request as a result of the foregoing policy, we will notify you in writing. We will notify you if your requested transfer is not made.

4.                                        Revocation of Same-Day Transfer Privileges. Contract owners (or agents acting on their behalf) who engage in market timing, as determined by us in our sole discretion, will have their same-day transfer privileges revoked immediately.

•                                          If your same-day transfer privileges are revoked, you will be required to submit all future transfer requests by U.S. mail or overnight delivery service. Transfer requests made by telephone or the Internet or sent by fax, same-day mail or courier service will not be accepted.

•                                          In addition, if you wish to cancel a transfer request, your cancellation request must also be in writing and received by U.S. Mail or overnight delivery service. The cancellation request will be processed as of the day it is received.

5.                                        20 Investment Option Transfers Permitted. You may submit 20 Investment Option transfers each Contract Year for each contract by U.S. Mail, Internet,  telephone request, or facsimile.

•                                        All requests for transfers among your Investment Options in excess of 20 per Contract Year must be submitted by regular U.S. mail or overnight mail. Transfer requests made by telephone or the Internet or sent by fax, same day mail or courier service will not be accepted, and Internet trading privileges will be suspended. If you want to cancel a written Investment Option transfer, you must also cancel it in writing by U.S Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

•                                        Upon reaching your next Contract Anniversary, you will again be provided with 20 Investment Option transfers. Investment Option transfers are non-cumulative and may not be carried over from year to year.

•                                        Transfers made under our Dollar Cost Averaging Program, Systematic Transfer Option Program, Customized Asset Rebalancing Program, or other related programs we may offer are not counted toward the 20 Investment Option transfer limitation. If we determine in our sole discretion that you are manipulating these or similar programs to circumvent our transfer policies, however, we may take any action that we deem appropriate to stop this activity. This could include (but is not limited to) revoking your same-day transfer privileges or your ability to utilize these programs.

Conformity with these policies does not necessarily mean that trading will not be deemed to constitute market timing. If it is determined, in our sole discretion, that a contract owner is attempting to engage in improper trading, we reserve the right to revoke their same-day transfer privileges. We will also take into consideration any information and data provided to us by the Portfolios’ investment advisors regarding

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improper trading. If we are notified by a Portfolio’s investment adviser that the frequency or size of trades by an individual or group of individuals is disruptive to the management of the Portfolio, and the investment advisor asks us to restrict further trading in that Portfolio by the individual or group, we will comply with that request promptly. We will impose the Portfolio’s investment advisor’s restriction even if the transactions otherwise conform to our policies. We do not grant waivers of these policies to particular investors or classes of investors.

We will continue to monitor transfer activity, and we may modify these restrictions at any time in our sole discretion.

Withdrawals

You may make withdrawals as often as you wish subject to the 15% Free Withdrawal and contingent withdrawal charges. Each withdrawal must be at least $300. The withdrawal will be taken from your Investment Options, pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the Account Value will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years after each contribution, there is a contingent withdrawal charge for any withdrawals other than your Free Withdrawals . The charge starts at 7% and decreases as your contribution ages. The charge is a percentage of each contribution, not Account Value. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived. See Part 4, Reduction or Elimination of the Contingent Withdrawal Charge.

You may withdraw up to 15% of your Account Value each Contract Year with no withdrawal charges. After the first 15% within a Contract Year, there will be a charge for any withdrawals you make, based upon the length of time your contribution has been in your account. When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges plus any Market Value Adjustments. The total amount that you receive will be the total amount that you requested, less any applicable tax withholding. Most of the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See “Tax Aspects of the Contract” in Part 7. Residents of certain states may be required to keep a specific minimum account balance after any withdrawals.

Your financial professional or a third party may offer you asset allocation or investment advisory services for your contract. Fees you pay for such investment advisory services are in addition to any contract charges. If you want to pay for such services from your Account Value, you must complete a form authorizing us to pay the amount requested by the third party from your Account Value. We will withdraw the requested payment according to the third party’s instructions, including instructions concerning from which Variable Account Options to withdraw the fee, and send you a confirmation of the transaction. We will not verify the accuracy of the amount being requested.

Assignments

We do not allow partial or collateral assignment of your contract.

Death Benefits

Unlike some other variable annuities, our contract pays the Death Benefit upon the Annuitant’s death, rather than upon the Owner’s death. We’ll pay a Death Benefit to the Annuitant’s surviving beneficiary (or beneficiaries) if the Annuitant dies before annuity payments have started. The Death Benefit depends on the Annuitant’s age on the Contract Date. The reductions in the Death Benefit for withdrawals will be calculated on a proportional basis with respect to Account Value at the time of withdrawal. We’ll also adjust the Death Benefit for any applicable charges.

For contracts where the Annuitant’s age on the Contract Date is 85 years old or younger, the Death

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Benefit is the greatest of:

(a)                    your highest Account Value on any Contract Anniversary (before age 81), plus subsequent contributions and minus an adjustment for subsequent withdrawals (after being adjusted for associated charges and adjustments);

(b)                   total contributions, minus an adjustment for subsequent withdrawals (after being adjusted for associated charges and adjustments); or

(c)                    your current Account Value on the Business Day we receive due proof of death.

For contracts where the Annuitant’s age on the Contract Date is 86 or older:

The Death Benefit is the current Account Value on the Business Day we receive due proof of death and the beneficiary’s instructions

Death benefits and benefit distributions required because of your death if you are not the Annuitant can be paid in a lump sum or as an annuity. If a benefit option hasn’t been selected for the beneficiary at the Annuitant’s death, the beneficiary can select an option. A beneficiary that is not a natural person automatically receives a five-year distribution.

You select the beneficiary of the Death Benefit, referred to as the Annuitant’s Beneficiary in the contract. You also select an Owner’s Beneficiary, who receives any benefit distribution required under the Code upon the death of the owner of an annuity who is not also the annuitant. You may change any beneficiary by sending the appropriate form to the Administrative Office. We reserve the right to limit the number of beneficiaries you can name at one time. If an Annuitant’s Beneficiary doesn’t survive the Annuitant, then the Death Benefit is generally paid to the Annuitant’s estate. Please consult your financial professional and tax advisor in order to properly identify your beneficiaries so that the Death Benefit is paid to the intended beneficiary, and so that spousal continuation can occur, if that is your intention. You will find more information about spousal continuation in Part 7, “Tax Aspects of the Contract”.

A Death Benefit won’t be paid after the Annuitant’s death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract. The Annuitant and any contingent Annuitants may not be changed once the contract has been issued.

Annuity Benefits

All Annuity Benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date to a date no later than the later of the last Annuitant’s 90th birthday or the tenth Contract Anniversary (the “Maximum Retirement Date”) by writing to the Administrative Office any time before the Maximum Retirement Date. The Retirement Date cannot be earlier than the first Contract Anniversary (referred to as the “ participation anniversary” in your contract). This means that you may not annuitize the contract before the first Contract Anniversary (participation anniversary). Contract terms that apply to the various retirement programs, along with the federal tax laws and state insurance laws, establish certain minimum and maximum retirement ages. If your contract is a qualified retirement plan (including an IRA or TSA), distribution provisions may extend beyond the Maximum Retirement Date.

Annuity Benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Surrender Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an Annuity benefit other than a lump sum payment will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Surrender Value will be the amount applied if the Annuity Benefit doesn’t have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

Annuities

Annuity Benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can’t change or redeem the annuity once payments have begun. For any annuity, the

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minimum initial payment must be at least $100 monthly.

If you haven’t already selected a form of annuity, within six months prior to your Retirement Date, we’ll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that you want the normal form of annuity, which is the life and ten years certain annuity. However, if we don’t receive a completed form from you on or before your Retirement Date, we’ll extend the Retirement Date, subject to the limitations imposed by federal or state law, until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks.

We currently offer the following types of annuities, funded through our General Account:

A life and ten years certain annuity is a fixed life income annuity with 10 years of payments guaranteed.

A period certain annuity provides for fixed payments for a fixed period. If the Annuitant dies before the end of the period selected, the Annuitant’s beneficiary will receive the remaining periodic payments.

A period certain life annuity provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and any joint annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the joint annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining guaranteed payments will go to the Annuitant’s beneficiary.

A life income annuity provides fixed payments for the life of the Annuitant, or until both the Annuitant and any joint annuitant die under a joint and survivor annuity.

Annuity Payments

Fixed annuity payments won’t change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant’s age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and gender (except under most tax-favored retirement programs, and under certain state laws, where gender-neutral rates apply). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or gender of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and gender. Any overpayments or underpayments made by us will be charged or credited with interest at the rate required by your state. If we have made overpayments because of incorrect information about age or gender, we’ll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

Timing of Payment

We normally apply your Adjusted Account Value to the purchase of an annuity, or send you partial or total withdrawals, within seven days after receipt of the required form at our Administrative Office. We can defer our action as to Account Value allocated to the Variable Account Options, however, for any period during which:

(1)   the New York Stock Exchange has been closed or trading on it is restricted;

(2)   an emergency exists so that disposal of securities isn’t reasonably practicable or it isn’t reasonably practicable for a separate account fairly to determine the value of its net assets; or

(3)   the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account.

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We can delay payment of your Fixed Accounts, whether payment is related to partial or total withdrawals or providing an Annuity Benefit,  for up to six months.

Death Claims

A death claim will be effective on the Business Day we receive due proof of death. This means we have received an original certified death certificate and company death claim paperwork that is in good order. During the period from the date of death until we receive all required paperwork in good order, the amount of the Death Benefit will remain allocated to the Portfolios you chose, so the amount of the Death Benefit will reflect the investment performance of those Portfolios during this period and will be subject to market fluctuations. Once one beneficiary submits death claim paperwork, the remaining Death Benefit amount will be moved into our General Account until the remaining beneficiaries submit their death claim paperwork.

How You Make Requests and Give Instructions

When you write to our Administrative Office, use the address listed in the Glossary of this prospectus. We can’t honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

Part 6 - VOTING RIGHTS

Voting Rights

National Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect a Portfolio’s Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio’s current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We’ll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don’t receive instructions in time from all owners, we’ll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren’t responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We’ll vote any Portfolio shares that we’re entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we’re permitted to vote shares of the Portfolios in our own right or to restrict owner voting, we may do so.

How We Determine Your Voting Shares

You vote only on matters concerning the Portfolios in which your contributions are invested on the record date set by the Portfolio’s Board of Directors. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Variable Account Option by the net asset value of one share of the corresponding Portfolio as of the record date set by a Portfolio’s Board for its shareholders’ meeting. We count fractional shares. The record date for this purpose can’t be more than 60 days before the shareholders’ meeting.

How Portfolio Shares Are Voted

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the

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shareholders in one Portfolio isn’t needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by us from our owners.

Separate Account Voting Rights

Under the 1940 Act, certain actions (such as some of those described under “Changes in How We Operate” in Part 2) may require owner approval. In that case, you’ll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under “How We Determine Your Voting Shares.”  We’ll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

Part 7 - TAX ASPECTS OF THE CONTRACT

Introduction

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on National Integrity’s tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn’t designed to cover all situations and isn’t intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts will not change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, anyone considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax advisor. National Integrity does not make any guarantee regarding the tax status, federal, state, or local, of any contract or any transaction involving the contracts.

Your Contract is an Annuity

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract will not generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may buy an annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

Taxation of Annuities Generally

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your “basis” or “investment in the contract”) will not be taxed when you receive those amounts back in a distribution. Also, an owner is not generally taxed on the annuity’s earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can’t defer tax on the annuity’s income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

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You can take withdrawals from the contract or you can wait to annuitize it when the Annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn’t taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you annuitize the contract, meaning you receive annuity payments over the lifetime of the Annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner’s investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the contract, future payments are entirely ordinary income. If the Annuitant dies before the total investment is recovered, a deduction for the remaining basis will generally be allowed on the owner’s final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:

(1)          on or after the date on which the taxpayer attains age 59½;

(2)          as a result of the owner’s death;

(3)          part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

(4)          a result of the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);

(5)          from certain qualified plans (note, however, other penalties may apply);

(6)          under a qualified funding asset (as defined in Section 130(d) of the Code);

(7)          purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

(8)          under an immediate annuity as defined in Code Section 72(u)(4);

(9)          for the purchase of a first home (distribution up to $10,000);

(10)    for certain higher education expenses; or

(11)    to cover certain deductible medical expenses, or to cover health insurance premiums if you are unemployed.

Please note that item (8) applies to nonqualified contracts only, and items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See “Withdrawals” in Part 5.

The IRS will treat all annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

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Distribution-at-Death Rules

Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules:  (a) if any owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a beneficiary may be payable over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the owner’s death.

If the sole beneficiary is the owner’s spouse, the contract (along with the deferred tax status) may be continued in the spouse’s name as the owner.

Spousal Continuation

Upon the death of a spouse, the Internal Revenue Code allows a surviving spouse to continue the annuity contract. The contract must be structured properly with the owner and annuitant being the same person, no contingent annuitant named and the spouse listed as the owner’s and the annuitant’s sole beneficiary. We will increase the continued contract’s Account Value to the same amount that would have been paid to the surviving spouse had they taken a lump sum distribution. This increase will be added to the Fixed and Variable Account Options you have selected on a pro-rata basis. For example, if the Account Value at death was $100,000, but we would have paid out a Death Benefit of $115,000, the surviving spouse’s contract will continue with a $115,000 Account Value. The surviving spouse continues the contract with its tax deferred earnings and may exercise all rights and privileges under the contract. When the surviving spouse dies, the Death Benefit will be paid to the surviving spouse’s beneficiary.

We waive any withdrawal charges applicable to full or partial withdrawals made after the spousal continuation is elected for both the existing value and any new contributions. Certain Investment Options or administrative programs, including but not limited to the STO, GRO Guarantee Periods or any discontinued Variable Account Options, may not be available on the continued contract. We reserve the right at any time to make changes to continued contracts that are permitted by law.

Diversification Standards

National Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

Tax-Favored Retirement Programs

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we do not offer loans through annuity contracts even if the qualified plan does. Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. The Statement of Additional Information contains general information about the use of contracts with the various types of qualified plans.

Inherited IRAs

This contract may be issued as an inherited IRA. This occurs if, after the death of the owner of an IRA, the named beneficiary directs that the IRA death proceeds be transferred to a new contract issued and titled as an inherited IRA. The named beneficiary of the original IRA contract will become the owner under the inherited IRA and may generally exercise all rights under the inherited IRA contract, including the right to name his or her own beneficiary in the event of death.

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Special tax rules apply to an inherited IRA. The tax law does not permit additional premiums to be contributed to an inherited IRA contract. Also, in order to avoid certain income tax penalties, a minimum required distribution (“MRD”) must be withdrawn each year from an inherited IRA. The first MRD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s death. The tax penalty equals 50% of the excess of the MRD amount over the amounts, if any, actually withdrawn from the inherited IRA during the calendar year.

Annuities in Qualified Plans

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax-deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity’s other features, such as lifetime income payments and death benefit protection.

This contract has enhanced Death Benefits. The IRS has not ruled whether an enhanced death benefit could be characterized as life insurance, the amount of which is limited in a code section 401(a), 403(b) or IRA plan. An employer or qualified plan administrator may want to consult their tax or legal advisor regarding such limitations before using an annuity with an enhanced death benefit in one of these plans.

Federal and State Income Tax Withholding

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

Impact of Taxes on the Company

The contracts allow National Integrity to charge the Separate Account for taxes. The Company can also set up reserves for taxes.

Transfers Among Investment Options

There won’t be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

Part 8 - ADDITIONAL INFORMATION

Systematic Withdrawal Program

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. If you do not select how often you want to receive withdrawals, we will make them on a monthly basis. You may specify a dollar amount for each withdrawal, an annual percentage to be withdrawn, or elect the Free Withdrawal amount be used. The minimum Systematic Withdrawal currently is $100. Residents of certain states may be required to keep a specific minimum account balance. You may also specify an account for direct deposit of your Systematic Withdrawals. To enroll in our Systematic Withdrawal Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day’s prior written notice, and we may terminate or change the Systematic Withdrawal Program at any time. If on any withdrawal date you don’t have enough Account Value to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

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If you elect the annual Free Withdrawal amount be withdrawn under the Systematic Withdrawal Program, we won’t deduct a contingent withdrawal charge or make a Market Value Adjustment. See “Contingent Withdrawal Charge” in Part 4. Amounts withdrawn under the Systematic Withdrawal Program in excess of the Free Withdrawal amount will be subject to a contingent withdrawal charge and a Market Value Adjustment if applicable. Withdrawals will be subject to income taxation and may also be subject to the 10% federal tax penalty for early withdrawal. See Part 7, “Tax Aspects of the Contract.”

Income Plus Withdrawal Program

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59½. You won’t have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See “Taxation of Annuities Generally,” in Part 7. Once you begin receiving distributions, they shouldn’t be changed or stopped until the later of:

•                       the date you reach age 59½; or

•                       five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59½ made under the Income Withdrawal Plus Program, plus interest.

You can choose the Income Plus Withdrawal Program at any time before you reach age 59½. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We’ll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. You may end your participation in the program upon seven Business Days’ prior written notice, and we may terminate or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don’t have enough Account Value to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn’t available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or the Customized Asset Rebalancing Program.

If you haven’t used up your Free Withdrawals in any given Contract Year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge will be taken and no Market Value Adjustment will be made. See “Contingent Withdrawal Charge” in Part 4.

Amounts withdrawn under the Income Plus Withdrawal Program in excess of the Free Withdrawal amount will be subject to a contingent withdrawal charge and a Market Value Adjustment if applicable.

Choices Plus Minimum Required Distribution Program

We offer a Choices Plus Minimum Required Distribution Program that allows you to pre-authorize withdrawals from your contract after you attain age 70½. Section 401(a)(9)(A) of the Code states that minimum required distributions from an IRA must begin on or before April 1st of the year following the year in which the IRA owner turns 70½. You won’t have to pay any tax penalty for these withdrawals, but they are subject to ordinary income tax. See “Taxation of Annuities Generally” in Part 7.

You can choose the Choices Plus Program any time if you’re age 70½ or older. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made

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monthly, quarterly, semiannually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made. We’ll calculate the amount of the distribution using current IRS guidance. Withdrawals of Account Value that are made as part of the Choices Plus program are not subject to contingent withdrawal charges or Market Value Adjustments.

This program is open to new contract owners, as well as existing contract owners who are already taking minimum required distributions from their National Integrity IRAs. Payments can be made to you by check or by direct deposit.

[THIS SPACE LEFT INTENTIONALLY BLANK]

Dollar Cost Averaging

Dollar-cost averaging refers to the practice of investing the same amount in the same investment at regular intervals (like once a month), regardless of market conditions. If you choose to dollar-cost average, the amount you invest is always the same. Thus, you automatically buy more units when the price is low, and fewer when the price is high. Over time, you may reduce the risk of buying units when their cost is highest, although dollar-cost averaging does not assure a profit and it does not protect against investment losses.

We offer a Dollar Cost Averaging Program under which we transfer contributions, which you have allocated to the Money Market Option to one or more other Investment Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want transferred into each Investment Option. The current minimum transfer to each Investment Option is $250. We won’t charge a transfer charge under our Dollar Cost Averaging Program, and these transfers won’t count towards your twelve free transfers.

To enroll in our Dollar Cost Averaging Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day’s prior written notice, and we may terminate or change the Dollar Cost Averaging Program at any time. If you don’t have enough Account Value in the Money Market Option to transfer to each Investment Option specified, no transfer will be made and your enrollment in the program will end.

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Systematic Transfer Program

We also offer a Systematic Transfer Program under which we transfer contributions you have allocated to the STO to one or more other Investment Options on a monthly or quarterly basis. We’ll transfer your STO contributions in approximately equal installments of at least $1,000 over either a six-month or one-year period, depending on the option you select. If you don’t have enough Account Value in the STO to transfer to each Investment Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. All interest accrued and any Account Value still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Investment Options you chose for this program. There is no charge for transfers under this program, and these transfers won’t count towards the twelve free transfers you may make in a Contract Year. You cannot transfer Account Value into the STO.

To enroll in our Systematic Transfer Program, send the appropriate form to our Administrative Office. We can end the Systematic Transfer Program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

Customized Asset Rebalancing

Asset rebalancing allows you to choose a diversified investment mix that is appropriate for your goals and risk tolerance. You may wish to consult with your financial professional when establishing your investment portfolio. Because some of your investments may grow faster than others, your asset allocation may shift from your preferred mix. Asset rebalancing periodically resets your investments to your original allocations, ensuring that your asset mix stays in line with your investment strategy.

We offer a Customized Asset Rebalancing Program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won’t charge a transfer charge for transfers under our Customized Asset Rebalancing Program, and they won’t count towards your twelve free transfers.

Fixed Accounts aren’t included in the Customized Asset Rebalancing Program. We do not recommend use of the Customized Asset Rebalancing program if you have chosen to participate in an asset allocation model as described above.

To enroll in our Customized Asset Rebalancing Program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as Dollar Cost Averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing Program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing Program is in effect. You may terminate your participation in the program upon one day’s prior written notice, and we may end or change the Customized Asset Rebalancing Program at any time.

Systematic Contributions

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days’ prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

Legal Proceedings

National Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on National Integrity.

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Table of Contents of Statement of Additional Information

Part 1 - National Integrity and Custodian

Part 2 - Distribution of the Contract

Part 3 - Intentionally Omitted

Part 4 - Performance Information

Part 5 - Determination of Accumulation Unit Values

Part 6 – Distributions Under Tax-Favored Retirement Programs

Part 7 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please write:

Administrative Office

National Integrity Life Insurance Company

15 Matthews Street #200

Goshen, New York 10924 ATTN: Request for SAI of Separate Account II (Pinnacle IV)

Part 9 - PRIOR CONTRACTS

Death Benefit Information for Contracts Issued Before January 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

•                  your Account Value

•                  the Account Value at the beginning of the seventh Contract Year, plus subsequent contributions and minus subsequent withdrawals

•                  your total contributions less the sum of withdrawals

•                  for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued on or after January 1, 1995, the amount of the death benefit is the greatest of:

•                  your Account Value

•                  the highest Account Value at the beginning of any Contract Year, plus subsequent contributions and minus subsequent withdrawals

•                  your total contributions less the sum of withdrawals

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any Market Value Adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.

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Reduction in Charges

If your contract was issued on or after January 1, 1995, but before January 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

Contingent Withdrawal Charge

For contracts issued before February 15, 1997 the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the “age” of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won’t be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don’t exceed the free withdrawal amount in any Contract Year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior Contract Year, less withdrawals during the current Contract Year. Investment gain is calculated as the increase in the Account Value during the prior Contract Year, minus contributions during that year, plus withdrawals made during that year. We’ll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contract. We don’t expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contract.

Number of Full Years From the Date of Contribution	Charge as a % of the Contribution Withdrawn

0	7%
1	6
2	5
3	4
4	3
5	2
6+	0

We won’t deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won’t deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant’s beneficiary.

The minimum withdrawal permitted is $300.

Hardship Waivers

Hardship Waivers aren’t available.

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Total Separate Account Annual Expenses for Contracts Issued before February 25, 2002

For contracts before February 25, 2002, and for contracts issued in certain states after that date, Total Separate Account Annual Expenses are 1.35%. Please check your contract if you are uncertain about the applicability of this section to your contract.

Death Benefit Information for Contracts Issued after January 1, 1997 & before February 25, 2002

For contracts issued after January 1, 1997 and before February 25, 2002, the following rules apply in most states even if they are different from other provisions in this prospectus. Please check your contract if you are uncertain about the applicability of this section to your contract.

We’ll pay a death benefit to the Annuitant’s surviving beneficiary (or beneficiaries, in equal shares) if the Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract’s 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the Annuitant’s 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the Annuitant’s 86th birthday, if the Annuitant dies before age 90 (or the contract’s 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

(a)                    your highest Account Value on any contract anniversary (before age 81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

(b)                   total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or

(c)                    your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We’ll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Free Withdrawals for Contracts Issued before February 25, 2002

For contracts issued prior to February 25, 2002, you may withdraw up to 10% of your Account Value each Contract Year with no withdrawal charges. After the first 10% within a Contract Year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account.

Six Month Systematic Transfer Program for Contracts Issued before February 25, 2002

The six-month option in the Systematic Transfer Program is not available for contracts issued prior to February 25, 2002.

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Appendix A

Financial Information for Separate Account II (Pinnacle 4 NIL)

The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued after February 5, 2002 (Pinnacle IV).

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception

Fidelity VIP Asset Manager – Service Class 2
Unit value at beginning of period	$10.36	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.60	$10.36
Number of units outstanding at end of period	23,566	8,300

Fidelity VIP Balanced – Service Class 2
Unit value at beginning of period	$11.58	$11.17	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.04	$11.58	$11.17
Number of units outstanding at end of period	83,771	39,472	22,537

Fidelity VIP Contrafund – Service Class 2
Unit value at beginning of period	$13.14	$11.58	$9.17	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.11	$13.14	$11.58	$9.17
Number of units outstanding at end of period	611,711	392,106	162,353	29,817

Fidelity VIP Dynamic Cap App – Service Class 2
Unit value at beginning of period	$11.42	$11.44	$9.30		—	—	—	—	—	$10.00
Unit value at end of period	$13.59	$11.42	$11.44	$9.30
Number of units outstanding at end of period	14,034	512	—	—
					—	—	—		—

Fidelity VIP Equity-Income – Service Class 2
Unit value at beginning of period	$11.99	$10.94	$8.54	—	—					$10.00
Unit value at end of period	$12.48	$11.99	$10.94	$8.54
Number of units outstanding at end of period	294,419	235,048	136,490	62,743
					—	—	—		—
Fidelity VIP Growth – Service Class 2
Unit value at beginning of period	$9.81	$9.65	$7.39	—				—		$10.00
Unit value at end of period	$10.20	$9.81	$9.65	$7.39
Number of units outstanding at end of period	155,060	160,252	121,509	33,519

Fidelity VIP Growth & Income – Service Class 2
Unit value at beginning of period	$11.03	$10.61	$8.72	—						$10.00
Unit value at end of period	$11.68	$11.03	$10.61	$8.72
Number of units outstanding at end of period	207,951	184,650	139,883	51,163

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	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
Fidelity VIP Growth Opportunities- Service Class 2
Unit value at beginning of period	$10.95	$10.40	$8.15	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.73	$10.95	$10.40	$8.15
Number of units outstanding at end of period	31,145	18,141	9,616	4,731

Fidelity VIP High Income – Service Class 2
Unit value at beginning of period	$12.38	$11.49	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.48	$12.38	$11.49
Number of units outstanding at end of period	50,958	43,607	32,994

Fidelity VIP Investment Grade Bond – Service Class 2
Unit value at beginning of period	$10.32	—
Unit value at end of period	$10.36	$10.32	—	—	—	—	—	—	—	$10.00
Number of units outstanding at end of period	121,402	28,316

Fidelity VIP Mid Cap – Service Class 2
Unit value at beginning of period	$15.18	$12.35	$9.07	—	—	—	—	—	—	$10.00
Unit value at end of period	$17.65	$15.18	$12.35	$9.07
Number of units outstanding at end of period	196,879	145,702	64,435	18,378

Fidelity VIP Overseas – Service Class 2
Unit value at beginning of period	$11.06	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.95	$11.06
Number of units outstanding at end of period	19,520	6,653

Franklin Growth & Income Securities – Service Class 2
Unit value at beginning of period	$12.93	$11.87
Unit value at end of period	$13.20	$12.93	$11.87	—	—	—	—		—	$10.00
Number of units outstanding at end of period	147,026	107,537	48,722

Franklin Income Securities – Class 2
Unit value at beginning of period	$14.15	$12.61	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.17	$14.15	$12.61
Number of units outstanding at end of period	427,356	288,840	113,633

Franklin Large Cap Growth Securities – Class 2
Unit value at beginning of period	$12.71	$11.95	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.66	$12.71	$11.95
Number of units outstanding at end of period	134,775	113,231	19,502

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	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception

Franklin Mutual Shares Securities – Class 2
Unit value at beginning of period	$13.48	$12.15	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.69	$13.48	$12.15
Number of units outstanding at end of period	264,972	181,746	48,713

Templeton Foreign Securities – Class 2
Unit value at beginning of period	$14.80	$12.67	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$16.07	$14.80	$12.67
Number of units outstanding at end of period	150,048	80,583	22,947

Templeton Growth Securities – Class 2
Unit value at beginning of period	$14.30	$12.50	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.34	$14.30	$12.50
Number of units outstanding at end of period	125,585	75,868	16,618
					—	—	—
J.P. Morgan Bond
Unit value at beginning of period	$11.15	$10.85	$10.62	—				—	—	$10.00
Unit value at end of period	$11.30	$11.15	$10.85	$10.62
Number of units outstanding at end of period	324,152	272,205	216,262	125,596

J.P. Morgan International Equity
Unit value at beginning of period	$13.24	$11.35	$8.70	—						$10.00
Unit value at end of period	$14.44	$13.24	$11.35	$8.70
Number of units outstanding at end of period	81,004	46,775	8,309	1,775

J.P. Morgan Mid Cap Value
Unit value at beginning of period	$14.01	$11.75	$9.20	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.08	$14.01	$11.75
Number of units outstanding at end of period	193,870	139,872	52,177

MFS VIT Capital Opportunities – Service Class
Unit value at beginning of period	$10.56	$9.56	$7.63	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.56	$10.56	$9.56	$7.63
Number of units outstanding at end of period	45,499	44,527	6,030	1,755

MFS VIT Emerging Growth – Service Class
Unit value at beginning of period	$10.58	$9.52	$7.44	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.35	$10.58	$9.52	$7.44			—
Number of units outstanding at end of period	33,021	31,653	32,192	1,311

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	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception

MFS VIT Investors Growth Stock – Service Class
Unit value at beginning of period	$10.06	$9.37	$7.76	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.34	$10.06	$9.37	$7.76
Number of units outstanding at end of period	4,665	3,827	4,116	2,283
					—	—
MFS VIT Mid Cap Growth – Service Class
Unit value at beginning of period	$10.02	$8.89	$6.60	—			—	—	—	$10.00
Unit value at end of period	$10.16	$10.02	$8.89	$6.60
Number of units outstanding at end of period	210,789	179,469	112,896	45,969
					—
MFS VIT New Discovery – Service Class
Unit value at beginning of period	$10.26	$9.80	$7.45	—		—	—	—	—	$10.00
Unit value at end of period	$10.62	$10.26	$9.80	$7.45
Number of units outstanding at end of period	16,667	15,940	19,480	1,387

MFS VIT Total Return – Service Class
Unit value at beginning of period	$11.88	$10.86	$9.50	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.02	$11.88	$10.86
Number of units outstanding at end of period	283,778	232,667	113,598

Putnam VT Discovery Growth – Class 1 B
Unit value at beginning of period	$10.62	$10.01	$7.70	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.22	$10.62	$10.01	$7.70
Number of units outstanding at end of period	10,098	7,443	2,686	141

Putnam VT The George Putnam Fund – Class 1 B
Unit value at beginning of period	$11.93	$11.19	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.23	$11.93	$11.19
Number of units outstanding at end of period	38,977	32,977	14,650

Putnam VT Growth and Income Fund – Class 1 B
Unit value at beginning of period	$11.58	$10.58	$8.42	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.01	$11.58	$10.58	$8.42
Number of units outstanding at end of period	83,420	74,687	43,399	17,824

Putnam VT International Equity – Class 1 B	.
Unit value at beginning of period	$12.58	$10.98	$8.67	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.91	$12.58	$10.98	$8.67
Number of units outstanding at end of period	81,031	62,603	17,196	10,696

P4N - 51

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception

Putnam VT Small Cap Value – Class 1 B
Unit value at beginning of period	$15.39	$12.37	$8.39	—	—	—	—	—	—	$10.00
Unit value at end of period	$16.23	$15.39	$12.37	$8.39
Number of units outstanding at end of period	99,347	84,236	60,006	18,186

Putnam VT Voyager – Class 1 B	$12.17	$11.76
Unit value at beginning of period	$12.67	$12.17	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	13,179	11,675	$11.76
Number of units outstanding at end of period			3,342

Scudder EAFE Equity Index – Class B
Unit value at beginning of period	$11.93	$10.20	$7.78	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.95	$11.93	$10.20	$7.78
Number of units outstanding at end of period	0	59,983	8,952	2,675

Scudder EAFE Equity Index – Class A
Unit value at beginning of period	$12.94	$11.03	$8.39	—	—	—	—	—		$10.00
Unit value at end of period	$12.99	$12.94	$11.03	$8.39
Number of units outstanding at end of period	0	8,371	4,430	4,439

Scudder Equity 500 Index – Class A
Unit value at beginning of period	$11.18	$10.25	$8.12	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.53	$11.18	$10.25	$8.12
Number of units outstanding at end of period	50,496	51,445	61,378	58,579

Scudder Equity 500 Index – Class B
Unit value at beginning of period	$11.44	$10.52	$8.35	—						$10.00
Unit value at end of period	$11.77	$11.44	$10.52	$8.35
Number of units outstanding at end of period	446,037	342,763	152,789	37,427

Scudder Small Cap Index – Class A
Unit value at beginning of period	$13.94	$12.01	$8.32	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.32	$13.94	$12.01	$8.32
Number of units outstanding at end of period	4,925	4,362	6,706	5,115

Scudder Small Cap Index _ Class B
Unit value at beginning of period	$12.68	$10.96	$7.61	—	$10.68	$11.27	$9.50	$9.85	—	$10.00
Unit value at end of period	$13.00	$12.68	$10.96	$7.61	$10.76	$10.68	$11.27	$9.50	$9.85
Number of units outstanding at end of period	55,664	51,635	39,222	3,657	782,042	549,540	459,505	373,914	42,210

P4N - 52

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception

Touchstone Aggressive ETF Fund
Unit value at beginning of period	$10.27	—
Unit value at end of period	$10.59	$10.27
Number of units outstanding at end of period	169,045	—

Touchstone Balanced
Unit value at beginning of period	$11.95	$11.07	$9.24	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.56	$11.95	$11.07	$9.24
Number of units outstanding at end of period	151,539	115,549	15,665	1,332

Touchstone Baron Small Cap Value
Unit value at beginning of period	$14.70	$11.67	$8.87	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.60	$14.70	$11.67	$8.87
Number of units outstanding at end of period	181,412	129,704	70,981	26,285

Touchstone Conservative ETF Fund
Unit value at beginning of period	$10.16	—
Unit value at end of period	$10.34	$10.16
Number of units outstanding at end of period	87,758	—

Touchstone Core Bond
Unit value at beginning of period	$10.87	$10.68	$10.47	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.89	$10.87	$10.68	$10.47
Number of units outstanding at end of period	80,197	53,062	47,852	6,674

Touchstone Eagle Cap App
Unit value at beginning of period	$10.63	$9.38	$7.20	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.48	$10.63	$9.38	$7.20
Number of units outstanding at end of period	76,002	55,225	40,232	10,061

Touchstone Emerging Growth(1)
Unit value at beginning of period	$12.29	$11.13	$7.67	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.97	$12.29	$11.13	$7.67
Number of units outstanding at end of period	101,255	72,518	6,112	1,586

Touchstone Enhanced Dividend 30
Unit value at beginning of period	$11.01	$10.62	$8.17	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.52	$11.01	$10.62	$8.17
Number of units outstanding at end of period	43,234	16,401	1,006	181

P4N - 53

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception

Touchstone Enhanced ETF Fund
Unit value at beginning of period	$10.50	—
Unit value at end of period	$10.97	$10.50
Number of units outstanding at end of period	112,671	—

Touchstone Growth & Income
Unit value at beginning of period	$11.72	$10.81	$8.25	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.77	$11.72	$10.81	$8.25
Number of units outstanding at end of period	81,437	52,461	49,743	147

Touchstone High Yield
Unit value at beginning of period	$12.85	$11.90	$9.74	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.08	$12.85	$11.90	$9.74
Number of units outstanding at end of period	176,250	148,381	96,043	20,938

Touchstone Moderate ETF Fund
Unit value at beginning of period	$10.25	—
Unit value at end of period	$10.50	$10.25
Number of units outstanding at end of period	216,106	—

Touchstone Money Market
Unit value at beginning of period	$9.94	$9.95	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.11	$9.94	$9.95	$10.00
Number of units outstanding at end of period	16,814	17,907	34,745	7,448

Touchstone Money Market – Service Class
Unit value at beginning of period	$9.92	$9.96	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.06	$9.92	9.96
Number of units outstanding at end of period	634,656	466,479	424,215

Touchstone Third Avenue Value
Unit value at beginning of period	$14.24	$11.47	$8.30	—	—	—	—	—	—	$10.00
Unit value at end of period	$16.47	$14.24	$11.47	$8.30
Number of units outstanding at end of period	642,056	468,791	303.659	139,400

Touchstone Value Plus
Unit value at beginning of period	$10.86	$9.97	$7.80	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.93	$10.86	$9.97	$7.80
Number of units outstanding at end of period	101,779	86,463	67,022	—

P4N - 54

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception

Van Kampen LIT Comstock — Class 2
Unit value at beginning of period	$14.29	$12.35	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.66	$14.29	$12.35
Number of units outstanding at end of period	71,161	42,292	15,850

Van Kampen LIT Emerging Growth — Class 2
Unit value at beginning of period	$12.59	$11.96	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.36	$12.59	$11.96
Number of units outstanding at end of period	31,542	28,416	65

Van Kampen UIF Emerging Markets Debt— Class 1
Unit value at beginning of period	$14.15	$13.05	$10.35	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.65	$14.15	$13.05	$10.35
Number of units outstanding at end of period	24,730	17,001	12,207	3,752

Van Kampen UIF Emerging Markets Equity — Class 2
Unit value at beginning of period	$17.42	$14.37	$10.00
Unit value at end of period	$22.97	$17.42	$14.37	—	—	—	—	—	—	$10.00
Number of units outstanding at end of period	32,050	17,386	5,232

Van Kampen U.S. Real Estate — Class 1
Unit value at beginning of period	$17.71	$13.18	$9.72	—		—	—	—	—	$10.00
Unit value at end of period	$20.44	$17.71	$13.18	$9.72
Number of units outstanding at end of period	162,776	116,399	52,772	17,282

(1)Portfolio changes its name to Touchstone Mid Cap Growth effective 5-1-06.

PAN - 55

The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued prior to February 5, 2002 (Pinnacle I, II, and III).

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Fidelity VIP Asset Manager- Service Class 2
Unit value at beginning of period	$10.37	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.62	$10.37
Number of units outstanding at end of period	5,960	—

Fidelity Balanced — Service Class 2
Unit value at beginning of period	$10.50	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.93	$10.50
Number of units outstanding at end of period	22,490	11,528

Fidelity VIP Contrafund — Initial Class
Unit value at beginning of period	$16.03	$14.07	$11.10	$12.42	$14.34	$15.57	$12.70	$9.91	—	—	$10.00
Unit value at end of period	$18.49	$16.03	$14.07	$11.10	$12.42	$14.34	$15.57	$12.70	$9.91
Number of units outstanding at end of period	725,674	816,853	811,115	959,586	838,581	1,177,464	1,083,512	636,505	65,551

Fidelity Dynamic Cap Appreciation- Service Class 2
Unit value at beginning of period	$10.66	—	—	—	—	—		—	—	—	$10.00
Unit value at end of period	$12.69	$10.66
Number of units outstanding at end of period	2,773	—

Fidelity VIP Equity-Income
Unit value at beginning of period	$13.99	$12.72	$9.89	$12.07	$12.88	$12.04	$11.48	$10.42	—	—	$10.00
Unit value at end of period	$14.61	$13.99	$12.72	$9.89	$12.07	$12.88	$12.04	$11.48	$10.42
Number of units outstanding at end of period	388,234	500,012	599,506	594,500	638,843	573,263	859,369	619,502	63,398

Fidelity VIP Growth — Service Class
Unit value at beginning of period	$8.00	$7.85	$8.00	$8.70	$10.73	—	—	—	—	—	$10.00
Unit value at end of period4	$8.34	$8.00	$7.85	$8.00	$8.70	$12.22
Number of units outstanding at end of period	286,669	424,170	436,460	424,170	379,277	84,815

P4N - 56

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Fidelity VIP Growth & Income
Unit value at beginning of period	$12.73	$12.20	$9.99	$12.15	$13.49	$14.19	$13.18	$10.31	—		$10.00
Unit value at end of period	$13.52	$12.73	$12.20	$9.99	$12.15	$13.49	$14.19	$13.18	$10.31
Number of units outstanding at end of period	314,666	422,855	479,098	490,306	682,948	645,860	671,165	413,064	19,862

Fidelity VIP Growth Opportunities
Unit value at beginning of period	$9.72	$9.19	$7.17	$9.30	$11.02	$13.47	$13.09	$10.65	—
Unit value at end of period	$10.44	$9.72	$9.19	$7.17	$9.30	$11.02	$13.47	$13.09	$10.65
Number of units outstanding at end of period	200,544	240,469	329,860	295,651	382,018	465,592	483,369	354,838	73,667	—	$10.00

Fidelity VIP High Income – Service Class 2
Unit value at beginning of period	$10.75	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.85	$10.75
Number of units outstanding at end of period	11,633	4,432

Fidelity VIP Investment Grade Bond
Service Class 2	$10.33	—	—	—	—	—	—	—	—	—	$10.00
Unit value at beginning of period	$10.38	$10.33
Unit value at end of period	12,363	2,942
Number of units outstanding at end of period

Fidelity VIP Mid Cap – Service Class
Unit value at beginning of period	$24.94	$20.26	$14.83	$16.68	$17.50	$13.28	—	—	—	—	$10.00
Unit value at end of period	$29.08	$24.94	$20.26	$14.83	$16.68	$17.50	$13.28
Number of units outstanding at end of period	373,494	415,015	381,647	454,627	407,327	399,552	66,543

Fidelity VIP Overseas Service Class 2
Unit value at beginning of period	$11.07	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.97	$11.07
Number of units outstanding at end of period	15,333	4,999

Franklin Growth & Income Securities – Class 1
Unit value at beginning of period	$13.04	$11.92	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.34	$13.04	$11.92
Number of units outstanding at end of period	636,899	780,025	887,435

P4N - 57

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Franklin Income Securities – Class 1
Unit value at beginning of period	$14.25	$12.66	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.32	$14.25	$12.66
Number of units outstanding at end of period	1,288,230	1,478,736	1,632,740

Franklin Large Cap Growth Securities- Class 2
Unit value at beginning of period	$12.74	$11.96	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.70	$12.74	$11.96
Number of units outstanding at end of period	38,169	34,134	12,440

Franklin Mutual Shares Securities- Class 2
Unit value at beginning of period	$13.51	$12.16	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.73	$13.51	$12.16
Number of units outstanding at end of period	105,416	103,856	107,617

J.P. Morgan Bond
Unit value at beginning of period	$13.73	$13.35	$13.04	$12.15	$11.52	$10.57	$10.82	$10.16	—	—	$10.00
Unit value at end of period	$13.93	$13.73	$13.35	$13.04	$12.15	$11.52	$10.57	$10.82	-$10.16
Number of units outstanding at end of period	452,145	519,943	657,087	952,791	693,059	496,108	527,600	309,949	158,477

J.P. Morgan International Equity
Unit value at beginning of period	$11.56	$9.90	$7.58	$9.40	$11.79	$14.20	$10.53	$10.19	—	—	$10.00
Unit value at end of period	$12.63	$11.56	$9.90	$7.58	$9.40	$11.79	$14.20	$10.53	$10.19
Number of units outstanding at end of period	96,701	92,229	61,611	107,728	60,032	52,152	59,953	21,124	5,359

J.P. Morgan Mid Cap Value
Unit value at beginning of period	$11.50	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.39	$11.50
Number of units outstanding at end of period	47,708	4,884

MFS Capital Opportunities– Service Class
Unit value at beginning of period	$7.09	$6.41	$5.12	$7.39	$9.82			—	—	—	$10.00
Unit value at end of period	$7.10	$7.09	$6.41	$5.12	$7.39	$9.82
Number of units outstanding at end of period	121,238	241,400	116,422	125,536	134,085	183,323

P4N - 58

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

MFS Emerging Growth – Service Class
Unit value at beginning of period	$5.76	$5.18	$4.04	$6.20	$9.47	—	—	—	—	—	$10.00
Unit value at end of period	$6.19	$5.76	$5.18	$4.04	$6.20	$9.47
Number of units outstanding at end of period	93,639	125,446	146,890	158,782	153,934	60,526

MFS Investors Growth Stock – Service Class
Unit value at beginning of period	$10.89	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.20	$10.89
Number of units outstanding at end of period	671	225

MFS Mid Cap Growth - Service Class
Unit value at beginning of period	$7.01	$6.21	$4.61	$8.26	$10.17	—	—	—	—	—	$10.00
Unit value at end of period	$7.11	$7.01	$6.21	$4.61	$8.26	$10.17
Number of units outstanding at end of period	138,807	189,291	205,760	155,466	172,756	153,728

MFS New Discovery - Service Class
Unit value at beginning of period	$9.00	$8.59	$6.52	$9.70	$10.38	—	—	—	—	—	$10.00
Unit value at end of period	$9.32	$9.00	$8.59	$6.52	$9.70	$10.38
Number of units outstanding at end of period	80,789	90,665	125,831	119,046	133,573	80,482

MFS Total Return – Service Class
Unit value at beginning of period	$10.93	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.06	$10.93
Number of units outstanding at end of period	13,887	1,827

Putnam VT Discovery Growth – Class 1B Shares
Unit value at beginning of period	$11.34	$10.69	$8.21	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.00	$11.34	$10.69	$8.21
Number of units outstanding at end of period	6,075	8,589	13,858	14,617

Putnam VT The George Putnam Fund of Boston – Class 1B Shares
Unit value at beginning of period	$11.95	$11.20	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.26	$11.95	$11.20
Number of units outstanding at end of period	6,640	7,488	4,811

P4N - 59

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Putnam VT Growth and Income- Class 1B Shares					—	—	—	—	—	—	$10.00
Unit value at beginning of period	$11.71	$10.68	$8.50	—
Unit value at end of period	$12.16	$11.71	$10.68	$8.50
Number of units outstanding at end of period	30,212	25,126	45,612	47,964

Putnam VT International Equity – Class 1B Shares
Unit value at beginning of period	$11.44	$9.98	$7.87	$9.69	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.66	$11.44	$9.98	$7.87	$9.69
Number of units outstanding at end of period	67,730	63,961	95,774	89,349	6,170

Putnam VT Small Cap Value- Class 1B Shares
Unit value at beginning of period	$14.99	$12.04	$8.15	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.82	$14.99	$12.04	$8.15
Number of units outstanding at end of period	185,915	181,366	156,862	113,336

Putnam VT Voyager – Class 1B Shares
Unit value at beginning of period	$12.19	$11.77	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.71	$12.19	$11.77
Number of units outstanding at end of period	4,023	4,744	6,577

Scudder VIT EAFE Equity Index – Class A
Unit value at beginning of period	$10.90	$9.28	$7.05	$9.12	$12.27	$14.93	$11.86	$9.88	$9.88	—	$10.00
Unit value at end of period	$10.95	$10.90	$9.28	$7.05	$9.12	$12.27	$14.93	$11.86	$11.86	$9.88
Number of units outstanding at end of period	0	846,993	131,357	67,526	70,542	64,507	81,473	75,887	75,887	5,623

Scudder VIT Equity 500 Index- Class A
Unit value at beginning of period	$12.77	$11.70	$9.25	$12.08	$13.94	$15.57	$13.11	$10.32	—	—	$10.00
Unit value at end of period	$13.18	$12.77	$11.70	$9.25	$12.08	$13.94	$15.57	$13.11	$10.32
Number of units outstanding at end of period	672,604	885,365	884,222	1,335,025	1,727,481	1,217,798	1,199,263	631,049	76,431

P4N - 60

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Scudder VIT Small Cap Index – Class A
Unit value at beginning of period	$14.14	$12.17	$8.43	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.55	$14.14	$12.17	$8.43
Number of units outstanding at end of period	202,463	285,314	343,745	588,015

Templeton Foreign Securities – Class 2
Unit value at beginning of period	$14.83	$12.68	—	—	—	—	—	—	—	—
Unit value at end of period	$16.12	$14.83	$12.68
Number of units outstanding at end of period	159,133	64,313	10,409

Templeton Growth Securities – Class 2
Unit value at beginning of period	$14.32	$12.51	—	—	—	—	—	—	—	—
Unit value at end of period	$15.38	$14.32	$12.51
Number of units outstanding at end of period	70,446	48,541	30,995

Van Kampen LIT Comstock – Class 2
Unit value at beginning of period	$14.32	$12.36	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.70	$14.32	$12.36
Number of units outstanding at end of period	37,750	29,227	15,305

Van Kampen LIT Emerging Growth
Unit value at beginning of period	$12.61	$11.98	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.40	$12.61	$11.98
Number of units outstanding at end of period	5,536	5,256	3,098

Van Kampen UIF Emerging Markets Equity – Class 2
Unit value at beginning of period	$17.46	$14.39	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$23.04	$17.46	$14.39
Number of units outstanding at end of period	59,837	51,580	39,905

Van Kampen UIF Emerging Markets Debt										—	$10.00
Unit value at beginning of period	$17.29	$15.92	$12.62	$11.72	$10.79	$9.82	$7.69	$10.88	—
Unit value at end of period	$19.15	$17.29	$15.92	$12.62	$11.72	$10.79	$9.82	$7.69	$10.88
Number of units outstanding at end of period	47,256	54,410	66,838	77,923	48,775	72,869	43,093	55,295	92,322

P4N - 61

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Van Kampen UIF U.S. Real Estate
Unit value at beginning of period	$21.90	$16.27	$12.00	$12.26	$11.31	$8.87	$9.13	$10.38	—	—	$10.00
Unit value at end of period	$25.29	$21.90	$16.27	$12.00	$12.26	$11.31	$8.87	$9.13	$10.38
Number of units outstanding at end of period	120,343	153,612	159,787	255,494	103,226	90,292	88,783	89,471	8,831

Touchstone Balanced
Unit value at beginning of period	$11.99	$11.08	$9.24	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.61	$11.99	$11.08	$9.24
Number of units outstanding at end of period	104,246	119,891	30,644	45,394

Touchstone Baron Small Cap
Unit value at beginning of period	$25.56	$20.03	$15.22	$17.95	$17.08	$17.09	$17.78	$18.14	$14.69	—	$10.00
Unit value at end of period	$26.83	$25.26	$20.03	$15.22	$17.95	$17.08	$17.08	$17.78	$18.14
Number of units outstanding at end of period	147,977	178,603	201,994	$184,603	228,522	114,758	101,894	172,489	164,970

Touchstone Core Bond
Unit value at beginning of period	$10.90	$10.70	$10.48	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.93	$10.90	$10.70	$10.48
Number of units outstanding at end of period	87,759	80,903	209,363	71,782

Touchstone Eagle Cap Appreciation
Unit value at beginning of period	$19.29	$17.02	$13.04	$19.02	$26.75	$34.97	$26.16	$19.55	$14.71	—	$10.00
Unit value at end of period	$19.05	$19.29	$17.02	$13.04	$19.02	$26.75	$34.97	$26.16	$19.55
Number of units outstanding at end of period	163,337	224,660	241,602	269,353	367,666	412,117	322,755	382,400	404,243

Touchstone Emerging Growth
Unit value at beginning of period	$12.32	$11.15	$7.37	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.02	$12.32	$11.15	$7.67
Number of units outstanding at end of period	26,567	19,032	12,900	806

Touchstone Enhanced Dividend 30
Unit value at beginning of period	$11.04	$10.64	$8.18	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.56	$11.04	$10.64	$8.18
Number of units outstanding at end of period	4,490	27,392	1,389	290

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	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Touchstone Growth & Income
Unit value at beginning of period	$11.76	$10.82	$8.26	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.81	$11.76	$10.82	$8.26
Number of units outstanding at end of period	27,613	81,368	50,481	2,377

Touchstone High Yield
Unit value at beginning of period	$12.88	$11.92	$9.75	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.12	$12.88	$11.92	$9.75
Number of units outstanding at end of period	235,884	312,242	514,000	479,847

Touchstone Money Market
Unit value at beginning of period	$9.97	$9.97	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.14	$9.97	$9.97	$10.00
Number of units outstanding at end of period	1,025,705	676,598	1,603,724	207,705

Touchstone Third Avenue Value
Unit value at beginning of period	$41.77	$33.63	$24.31	$29.87	$26.27	$23.95	$27.64	$23.67	$18.39	—	$10.00
Unit value at end of period	$48.38	$41.77	$33.63	$24.31	$29.87	$26.27	$23.95	$27.64	$23.67
Number of units outstanding at end of period	285,033	282,451	319,502	322,772	354,004	210,325	261,851	356,913	288,596

Touchstone Value Plus
Unit value at beginning of period	$10.89	$9.98	$7.80	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.97	$10.89	$9.98	$7.80
Number of units outstanding at end of period	140,327	155,053	186,107	45

Touchstone Aggressive ETF
Unit value at beginning of period	$10.27	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.60	$10.27
Number of units outstanding at end of period	61,457	—

Touchstone Conservative ETF
Unit value at beginning of period	$10.16	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.36	$10.16
Number of units outstanding at end of period	19,953	—

Touchstone Enhanced ETF
Unit value at beginning of period	$10.50	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.98	$10.50
Number of units outstanding at end of period	308,095	—

P4N - 63

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Touchstone Moderate ETF
Unit value at beginning of period	$10.25	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.51	$10.25
Number of units outstanding at end of period	66,661	3,506

P4N - 64

Appendix B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Contribution:                        $50,000.00

GRO Account duration:      7 Years

Guaranteed Interest Rate:   5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three-year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.  Contingent withdrawal charges don’t apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25.  It is also assumed for these examples that you haven’t made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don’t declare a rate for the exact time remaining, we’ll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we’re crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

-0.0551589 = [(1 + .05)48/12 / (1 + .0625 + ..0025)48/12] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

-$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

$54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

$2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

$52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

$8,682.19 = $57,881.25 X .15

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Free Amount = $8,682.19

The non-free amount would be:

$11,317.81 = $20,000.00 - $8,682.19

The Market Value Adjustment, which is only applicable to the non-free amount, would be

- $624.28 = -0.0551589 X $11,317.81

The withdrawal charge would be:

$628.53 = [($11,317.81+ $624.28)/(1 - 0.05)] - ($11,317.81+ 624.28)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

$21,252.81 = $20,000.00 + $624.28 + $628.53

The ending Account Value would be:

$36,628.44 = $57,881.25 - $21,252.81

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we’re crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

.0290890 = [(1 + .05)48/12 / (1 + .04 + ..0025)48/12] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

$1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

$59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

$2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

$57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

Free Amount =               $ 8,682.19

Non-Free Amount =      $11,317.81

The Market Value Adjustment would be:

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$329.22 = .0290890 X $11,317.81

The withdrawal charge would be:

$578.35 = [($11,317.31 - $329.22)/(1 - 0.05)] - ($11,317.81 - $329.22)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

$20,249.13 = $20,000.00 - $329.22 + $578.35

The ending Account Value would be:

$37,632.12 = $57,881.25 - $20.249.13

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account.  Also, the Market Value Adjustment can never decrease the Account Value below the Minimum Value.  Account values less than $50,000 will be subject to a $30 annual charge.

The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

P4N - 67

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2006

FOR

PINNACLE

FLEXIBLE PREMIUM VARIABLE ANNUITY

ISSUED BY

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

AND

FUNDED THROUGH ITS SEPARATE ACCOUNT II

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 2006. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company (“National Integrity”), 15 Matthews Street, Suite 200, Goshen, NY 10924, or by calling 1-800-433-1778.

Part 1 - NATIONAL INTEGRITY AND CUSTODIAN

National Integrity Life Insurance Company is a New York stock life insurance company organized in 1968 that sells life insurance and annuities.  Its principal executive offices are located at 400 Broadway, Cincinnati, Ohio 45202, and its principal administrative offices are located at 15 Matthews Street, Suite 200, Goshen, NY 10924.  National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio corporation.  All outstanding shares of Integrity Life Insurance Company are owned by The Western and Southern Life Insurance Company (W&S), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

National Integrity is the custodian for the shares of Portfolios owned by Separate Account II. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Fitch, or other recognized rating services.  National Integrity is currently rated “A++” (Superior) by A.M. Best Company, “AA+” (Very Strong) by Standard & Poor’s Corporation, “Aa2” (Excellent) by Moody’s Investors Service, Inc., and “AA+” (Very Strong) by Fitch.  However, National Integrity doesn’t guarantee the investment performance of the portfolios, and these ratings don’t reflect protection against investment risk.

Tax Status of National Integrity

National Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).  Since Separate Account II isn’t a separate entity from us, and its operations form a part of us, it isn’t taxed separately as a “regulated investment company” under Subchapter M of the Code.  Investment income and realized capital gains on the assets of Separate Account II are reinvested and taken into account in determining the accumulation value.  Under existing federal income tax law, Separate Account II’s investment income, including realized net capital gains, isn’t taxed to us.  We can make a tax deduction if federal tax laws change to include these items in our taxable income.

Part 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc., a wholly owned subsidiary of W&S, is the principal underwriter of the contracts.  Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. Touchstone Securities’ address is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.  The contracts are offered through Touchstone Securities on a continuous basis.

We generally pay a maximum distribution allowance of 6.5% of initial contributions and 7% of additional contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. Products sold through different distribution channels have different compensation structures, and in certain cases, we may pay no distribution allowance at all.  The amount of distribution allowances paid to Touchstone Securities, the principal underwriter, was $25,314,492 in 2005, $23,657,936 in 2004, and $21,707,262 in 2003.  Touchstone Securities didn’t retain distribution allowances during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.  National Integrity has agreements with the following broker-dealer firms under which we pay varying amounts on premiums paid, but no more than .25%, for enhanced access to their registered representatives. The broker-dealer firms are Cadaret Grant, Securities America Inc., Summit Equities, National Equity Advisors, Investacorp, Central Jersey Financial, Stifel, Nicolaus and Company, Centaurus Financial, First Financial Planners, Raymond James and Sterne, Agee & Leach. We also pay Linsco/Private Ledger .40% on separate account assets for which their registered representatives are agents of record.

Part 3 - INTENTIONALLY OMITTED

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Part 4 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders.  The Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders.  Performance information is computed separately for each Option in accordance with the formulas

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described below.  We may also report performance information for the PortfolioNavigatorsSM models described above. At any time in the future, total return and yields may be higher or lower than in the past.  Historical performance does not predict future results.

Total Returns

Total returns reflect all aspects of the return of Variable Account Option (Option), including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values.  Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don’t take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized “total return” will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $50,000 and won’t reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown.  The contingent withdrawal charge isn’t reflected because the contracts are designed for long-term investment.   We use an assumed initial investment of $50,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations.  The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge.  For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren’t available at that time.

An average annual total return shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown.  Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won’t mirror the actual performance, even though the end result will be the same.  Investors should realize that the Option’s performance isn’t constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated.  Average annual returns are calculated pursuant to the following formula:  P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year.  The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields

Some Options may advertise yields.  Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge.  Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the Money Market Option.  Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return).  The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.  Effective yield assumes that all dividends received during an annual period have been reinvested.  This compounding effect causes effective yield to be higher than current yield.  Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

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Effective Yield = {(Base Period Return) + 1)365/7} – 1

Performance Comparisons

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor’s Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (Lipper) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract.  Unmanaged indices may assume the reinvestment of dividends but generally don’t reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds.  Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.  Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron’s, Business Week, CDA Technologies, Inc., Changing Times, Consumer’s Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Global Investor, Hulbert’s Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stange’s Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of an Option’s units against certain widely recognized standards or indices for stock and bond market performance.  The following are the indices against which the Options may compare performance:

The Standard & Poor’s Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43.  The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included.  The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns.  The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.  Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available.  Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

5

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks.  The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization.  The index is priced monthly.

The Lehman Brothers Government Bond Index (the Lehman Government Index) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government.  Mortgage-backed securities, flower bonds and foreign-targeted issues aren’t included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the Lehman Government/Corporate Index) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated “Baa” or higher (investment grade) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the Lehman Government/Corporate Intermediate Index) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years.  Total return comprises price appreciation/depreciation and income as a percentage of the original investment.  Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter.  It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks.  It is a value-weighted index calculated on price change only and doesn’t include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues.  It is a value-weighted index calculated on price change only and doesn’t include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers’ World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German Deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more.  The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA.  It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market.  The index covers approximately 600 bonds from 10 currencies:  Australian

6

dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries:  Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year.  SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization.  The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization.  The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index.  The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand.  Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million.  All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue’s Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by National Integrity or any of the portfolio advisers derived from such indices or averages.

For those Variable Account Options which haven’t been investment divisions within the Separate Account for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Account for the period quoted.

7

Individualized Computer Generated Illustrations

National Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options.  These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).  We can republish figures independently provided by Morningstar or any similar agency or service.

Part 5 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading.  The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern Time.  Each Option’s accumulation unit value is calculated separately.  For all Options other than the Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units.  For the Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding.  Securities are valued using the amortized cost method of valuation, which approximates market value.  Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity.  Cash, receivables and current payables are generally carried at their face value.

PART 6 – DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions.  Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70½, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs or 5% owners must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70½.   Certain TSA fund can be deferred until age 75.  Additional distribution rules apply after the participant’s death.  If you don’t take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the owner reaches age 70½.

Distributions from a tax-favored plan to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code.  The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn’t elect to have withholding apply.

We aren’t permitted to make distributions from a contract unless you make a request.  It’s your responsibility to comply with the minimum distribution rules.  You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn’t intended as tax advice.  The rules governing the provisions of

8

plans are extremely complex and often difficult to comprehend.  Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences.  A prospective owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

Part 7 - FINANCIAL STATEMENTS

Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, is our independent registered public accounting firm and serves as independent registered public accounting firm of the Separate Account.  Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account II as of December 31, 2005, and for the periods indicated in the financial statements, and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 2005 and 2004 included herein have been audited by Ernst & Young LLP as set forth in their reports.

The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contracts.  They shouldn’t be considered as relating to the investment performance of the assets held in the Separate Account.

9

Financial Statements

Separate Account II

of

National Integrity Life Insurance Company

Year Ended December 31, 2005

With Report of Independent Registered

Public Accounting Firm

Separate Account II

of

National Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2005

Report of Independent Registered Public Accounting Firm

The Contract Owners

Separate Account II of National Integrity Life Insurance Company

And

The Board of Directors

National Integrity Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account II of National Integrity Life Insurance Company (the Separate Account), comprised of the separate account divisions described in Note 1, as of December 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those individual divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures also included confirmation of investments owned as of December 31, 2005, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account II of National Integrity Life Insurance Company at December 31, 2005, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 7, 2006

1

Separate Account II

of

National Integrity Life Insurance Company

Statements of Assets and Liabilities

December 31, 2005

		Receivable from
		(payable to)
	Investments	the general account
Division	at value	of National Integrity	Net Assets	Unit Value	Units Outstanding
Affiliated:
Touchstone Aggressive ETF (Pinnacle IV™)	$1,790,042	$(25)	$1,790,017	$10.59	169,045
Touchstone Balanced (Pinnacle IV™)	1,903,517	—	1,903,517	12.56	151,539
Touchstone Baron Small Cap (Pinnacle IV™)	2,829,923	2	2,829,925	15.60	181,412
Touchstone Conservative ETF (Pinnacle IV™)	907,823	(5)	907,818	10.34	87,758
Touchstone Core Bond (Pinnacle IV™)	873,614	—	873,614	10.89	80,197
Touchstone Emerging Growth (Pinnacle IV™)	1,414,230	—	1,414,230	13.97	101,255
Touchstone Enhanced Dividend 30 (Pinnacle IV™)	454,714	—	454,714	10.52	43,234
Touchstone Enhanced ETF (Pinnacle IV™)	1,235,919	(25)	1,235,894	10.97	112,671
Touchstone Growth & Income (Pinnacle IV™)	958,436	—	958,436	11.77	81,437
Touchstone High Yield (Pinnacle IV™)	2,304,588	1	2,304,589	13.08	176,250
Touchstone Large Cap Growth (Pinnacle IV™)	796,730	1	796,731	10.48	76,002
Touchstone Moderate ETF (Pinnacle IV™)	2,269,107	(20)	2,269,087	10.50	216,106
Touchstone Money Market (Pinnacle IV™)	169,932	(2)	169,930	10.11	16,814
Touchstone Third Avenue Value (Pinnacle IV™)	10,577,294	4	10,577,298	16.47	642,056
Touchstone Value Plus (Pinnacle IV™)	1,112,783	—	1,112,783	10.93	101,779
Touchstone Aggressive ETF (Pinnacle™)	651,507	(8)	651,499	10.60	61,457
Touchstone Balanced (Pinnacle™)	1,314,318	—	1,314,318	12.61	104,246
Touchstone Baron Small Cap (Pinnacle™)	3,970,456	—	3,970,456	26.83	147,977
Touchstone Conservative ETF (Pinnacle™)	206,638	(2)	206,636	10.36	19,953
Touchstone Core Bond (Pinnacle™)	959,532	—	959,532	10.93	87,759
Touchstone Emerging Growth (Pinnacle™)	372,443	(1)	372,442	14.02	26,567
Touchstone Enhanced Dividend 30 (Pinnacle™)	47,398	—	47,398	10.56	4,490
Touchstone Enhanced ETF (Pinnacle™)	3,383,414	(96)	3,383,318	10.98	308,095
Touchstone Growth & Income (Pinnacle™)	326,186	(1)	326,185	11.81	27,613
Touchstone High Yield (Pinnacle™)	3,095,810	—	3,095,810	13.12	235,884
Touchstone Large Cap Growth (Pinnacle™)	3,111,453	—	3,111,453	19.05	163,337
Touchstone Moderate ETF (Pinnacle™)	700,727	(6)	700,721	10.51	66,661
Touchstone Money Market (Pinnacle™)	10,404,433	(13)	10,404,420	10.14	1,025,705
Touchstone Third Avenue Value (Pinnacle™)	13,791,287	(7)	13,791,280	48.38	285,033
Touchstone Value Plus (Pinnacle™)	1,539,924	(4)	1,539,920	10.97	140,327
Non-Affiliated:
JP Morgan Bond (Pinnacle IV™)	3,662,994	(1)	3,662,993	11.30	324,152
JP Morgan International Equity (Pinnacle IV™)	1,170,043	1	1,170,044	14.44	81,004
JP Morgan Mid Cap Value (Pinnacle IV™)	2,924,399	—	2,924,399	15.08	193,870
JP Morgan Bond (Pinnacle™)	6,296,055	790	6,296,845	13.93	452,145
JP Morgan International Equities (Pinnacle™)	1,220,917	(1)	1,220,916	12.63	96,701
JP Morgan Mid Cap Value (Pinnacle™)	590,991	—	590,991	12.39	47,708
Van Kampen UIF Emerging Markets Debt (Pinnacle™)	904,750	(1)	904,749	19.15	47,256
Van Kampen UIF U.S. Real Estate (Pinnacle™)	3,043,087	(4)	3,043,083	25.29	120,343
Non-Affiliated Initial Class:
Fidelity VIP Equity-Income (Pinnacle™)	5,673,505	2	5,673,507	14.61	388,234
Fidelity VIP II Contrafund (Pinnacle™)	13,418,384	(13)	13,418,371	18.49	725,674
Fidelity VIP III Growth & Income (Pinnacle™)	4,254,487	8	4,254,495	13.52	314,666
Fidelity VIP III Growth Opportunities (Pinnacle™)	2,093,295	(1)	2,093,294	10.44	200,544
Affiliated Service Class:
Touchstone Money Market (Pinnacle IV™)	6,385,433	(8)	6,385,425	10.06	634,656
Non-Affiliated Service Class:
MFS Capital Opportunities (Pinnacle IV™)	480,367	—	480,367	10.56	45,499
MFS Emerging Growth (Pinnacle IV™)	374,933	(1)	374,932	11.35	33,021
MFS Investors Growth Stock (Pinnacle IV™)	48,226	—	48,226	10.34	4,665
MFS Mid Cap Growth (Pinnacle IV™)	2,141,014	1	2,141,015	10.16	210,789
MFS New Discovery (Pinnacle IV™)	177,010	—	177,010	10.62	16,667
MFS Total Return (Pinnacle IV™)	3,409,913	(1)	3,409,912	12.02	283,778
Fidelity VIP Growth (Pinnacle™)	2,390,105	(3)	2,390,102	8.34	286,669
Fidelity VIP III Mid Cap (Pinnacle™)	10,862,299	—	10,862,299	29.08	373,494
MFS Capital Opportunities (Pinnacle™)	860,943	(1)	860,942	7.10	121,238
MFS Emerging Growth (Pinnacle™)	579,996	(1)	579,995	6.19	93,639
MFS Investors Growth Stock (Pinnacle™)	7,510	—	7,510	11.20	671
MFS Mid Cap Growth (Pinnacle™)	994,621	—	994,621	7.11	139,807
MFS New Discovery (Pinnacle™)	753,152	—	753,152	9.32	80,789
MFS Total Return (Pinnacle™)	153,597	—	153,597	11.06	13,887
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager (Pinnacle IV™)	249,774	—	249,774	10.60	23,566

See accompanying notes.

2

		Receivable from
		(payable to)
	Investments	the general account
Division	at value	of National Integrity	Net Assets	Unit Value	Units Outstanding
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Balanced (Pinnacle IV™)	$1,008,683	$—	$1,008,683	$12.04	83,771
Fidelity VIP Contrafund (Pinnacle IV™)	9,241,023	(9)	9,241,014	15.11	611,711
Fidelity VIP Dynamic Capital Appreciation (Pinnacle IV™)	190,660	(1)	190,659	13.59	14,034
Fidelity VIP Equity-Income (Pinnacle IV™)	3,673,575	—	3,673,575	12.48	294,419
Fidelity VIP Growth (Pinnacle IV™)	1,581,297	1	1,581,298	10.20	155,060
Fidelity VIP Growth & Income (Pinnacle IV™)	2,428,423	—	2,428,423	11.68	207,951
Fidelity VIP Growth Opportunities (Pinnacle IV™)	365,315	1	365,316	11.73	31,145
Fidelity VIP High Income (Pinnacle IV™)	636,179	(1)	636,178	12.48	50,958
Fidelity VIP Investment Grade Bond (Pinnacle IV™)	1,258,252	—	1,258,252	10.36	121,402
Fidelity VIP Mid Cap (Pinnacle IV™)	3,475,329	—	3,475,329	17.65	196,879
Fidelity VIP Overseas (Pinnacle IV™)	252,740	—	252,740	12.95	19,520
Fidelity VIP Asset Manager (Pinnacle™)	63,275	—	63,275	10.62	5,960
Fidelity VIP Balanced (Pinnacle™)	245,868	—	245,868	10.93	22,490
Fidelity VIP Dynamic Capital Appreciation (Pinnacle™)	35,185	—	35,185	12.69	2,773
Fidelity VIP High Income (Pinnacle™)	126,217	—	126,217	10.85	11,633
Fidelity VIP Investment Grade Bond (Pinnacle™)	128,341	13	128,354	10.38	12,363
Fidelity VIP Overseas (Pinnacle™)	198,859	—	198,859	12.97	15,333
Non-Affiliated Class 1:
Van Kampen UIF Emerging Markets Debt (Pinnacle IV™)	387,125	—	387,125	15.65	24,730
Van Kampen UIF U.S. Real Estate (Pinnacle IV™)	3,326,438	—	3,326,438	20.44	162,776
Franklin Growth and Income Securities (Pinnacle™)	8,495,092	(8)	8,495,084	13.34	636,899
Franklin Income Securities (Pinnacle™)	18,446,631	4	18,446,635	14.32	1,288,230
Non-Affiliated Class 1B Shares:
Putnam VT Discovery Growth (Pinnacle IV™)	113,301	—	113,301	11.22	10,098
Putnam VT Growth and Income (Pinnacle IV™)	1,001,778	(2)	1,001,776	12.01	83,420
Putnam VT International Equity (Pinnacle IV™)	1,126,775	1	1,126,776	13.91	81,031
Putnam VT Small Cap Value (Pinnacle IV™)	1,612,601	—	1,612,601	16.23	99,347
Putnam VT The George Putnam Fund of Boston (Pinnacle IV™)	476,531	—	476,531	12.23	38,977
Putnam VT Voyager (Pinnacle IV™)	167,041	—	167,041	12.67	13,179
Putnam VT Discovery Growth (Pinnacle™)	72,899	4	72,903	12.00	6,075
Putnam VT Growth and Income (Pinnacle™)	367,251	(2)	367,249	12.16	30,212
Putnam VT International Equity (Pinnacle™)	857,309	(1)	857,308	12.66	67,730
Putnam VT Small Cap Value (Pinnacle™)	2,941,956	—	2,941,956	15.82	185,915
Putnam VT The George Putnam Fund of Boston (Pinnacle™)	81,430	—	81,430	12.26	6,640
Putnam VT Voyager (Pinnacle™)	51,143	—	51,143	12.71	4,023
Non-Affiliated Class 2:
Franklin Growth and Income Securities (Pinnacle IV™)	1,940,060	—	1,940,060	13.20	147,026
Franklin Income Securities (Pinnacle IV™)	6,053,817	1	6,053,818	14.17	427,356
Franklin Large Cap Growth Securities (Pinnacle IV™)	1,706,121	—	1,706,121	12.66	134,775
Franklin Mutual Shares Securities (Pinnacle IV™)	3,891,914	(1)	3,891,913	14.69	264,972
Templeton Foreign Securities (Pinnacle IV™)	2,411,164	(1)	2,411,163	16.07	150,048
Templeton Growth Securities (Pinnacle IV™)	1,926,197	1	1,926,198	15.34	125,585
Van Kampen LIT Comstock (Pinnacle IV™)	1,043,233	1	1,043,234	14.66	71,161
Van Kampen LIT Emerging Growth (Pinnacle IV™)	421,250	—	421,250	13.36	31,542
Van Kampen UIF Emerging Markets Equity (Pinnacle IV™)	736,160	1	736,161	22.97	32,050
Franklin Large Cap Growth Securities (Pinnacle™)	484,639	—	484,639	12.70	38,169
Franklin Mutual Shares Securities (Pinnacle™)	1,553,037	—	1,553,037	14.73	105,416
Templeton Foreign Securities (Pinnacle™)	2,564,880	1	2,564,881	16.12	159,133
Templeton Growth Securities (Pinnacle™)	1,083,747	1	1,083,748	15.38	70,446
Van Kampen LIT Comstock (Pinnacle™)	555,093	—	555,093	14.70	37,750
Van Kampen LIT Emerging Growth (Pinnacle™)	74,158	—	74,158	13.40	5,536
Van Kampen UIF Emerging Markets Equity (Pinnacle™)	1,378,558	1	1,378,559	23.04	59,837
Non-Affiliated Class A:
Scudder VIT Equity 500 Index (Pinnacle IV™)	582,152	—	582,152	11.53	50,496
Scudder VIT Small Cap Index (Pinnacle IV™)	70,529	5	70,534	14.32	4,925
Scudder VIT Equity 500 Index (Pinnacle™)	8,866,543	9	8,866,552	13.18	672,604
Scudder VIT Small Cap Index (Pinnacle™)	2,945,023	(2)	2,945,021	14.55	202,463
Non-Affiliated Class B:
Scudder VIT Equity 500 Index (Pinnacle IV™)	5,249,738	4	5,249,742	11.77	446,037
Scudder VIT Small Cap Index (Pinnacle IV™)	723,640	—	723,640	13.00	55,664

See accompanying notes.

3

Separate Account II

of

National Integrity Life Insurance Company

Statements of Operations

For the Year Ended December 31, 2005

				Realized and unrealized gain (loss) on investments
	Investment					Net unrealized appreciation (depreciation) of investments
	Income	Expenses						Change in net	Net realized	Net increase
Division	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Beginning of period	End of period	unrealized appreciation (depreciation) during the period	and unrealized gain (loss) on investments	(decrease) in net assets resulting from operations
Affiliated:
Touchstone Aggressive ETF (Pinnacle IV™)	$—	$14,861	$(14,861)	$5,070	$—	$718	$60,714	$59,996	$65,066	$50,205
Touchstone Balanced (Pinnacle IV™)	26,659	24,336	2,323	26,083	83,347	93,062	74,492	(18,570)	90,860	93,183
Touchstone Baron Small Cap (Pinnacle IV™)	—	33,627	(33,627)	82,215	—	455,682	559,526	103,844	186,059	152,432
Touchstone Conservative ETF (Pinnacle IV™)	—	6,045	(6,045)	73	393	28	17,763	17,735	18,201	12,156
Touchstone Core Bond (Pinnacle IV™)	—	10,608	(10,608)	(3,640)	—	(16,979)	(1,196)	15,783	12,143	1,535
Touchstone Emerging Growth (Pinnacle IV™)	64,376	15,774	48,602	6,508	304,000	37,295	(164,855)	(202,150)	108,358	156,960
Touchstone Enhanced Dividend 30 (Pinnacle IV™)	—	4,739	(4,739)	3,028	—	10,176	(2,754)	(12,930)	(9,902)	(14,641)
Touchstone Enhanced ETF (Pinnacle IV™)	—	7,896	(7,896)	14,897	—	89	47,684	47,595	62,492	54,596
Touchstone Growth & Income (Pinnacle IV™)	310	11,173	(10,863)	3,078	49,298	40,294	6,103	(34,191)	18,185	7,322
Touchstone High Yield (Pinnacle IV™)	—	30,701	(30,701)	(13,304)	—	(39,531)	38,931	78,462	65,158	34,457
Touchstone Large Cap Growth (Pinnacle IV™)	717	9,141	(8,424)	31,928	—	118,754	85,809	(32,945)	(1,017)	(9,441)
Touchstone Moderate ETF (Pinnacle IV™)	—	15,352	(15,352)	(924)	—	707	64,553	63,846	62,922	47,570
Touchstone Money Market (Pinnacle IV™)	5,427	2,544	2,883	—	—	—	—	—	—	2,883
Touchstone Third Avenue Value (Pinnacle IV™)	76,930	125,139	(48,209)	153,467	191,644	1,779,731	2,784,475	1,004,744	1,349,855	1,301,646
Touchstone Value Plus (Pinnacle IV™)	—	15,173	(15,173)	16,073	—	180,063	189,548	9,485	25,558	10,385
Touchstone Aggressive ETF (Pinnacle™)	—	8,754	(8,754)	779	—	580	26,868	26,288	27,067	18,313
Touchstone Balanced (Pinnacle™)	18,432	18,348	84	84,505	57,835	79,046	(10,266)	(89,312)	53,028	53,112
Touchstone Baron Small Cap (Pinnacle™)	—	56,570	(56,570)	433,866	—	1,548,819	1,421,508	(127,311)	306,555	249,985
Touchstone Conservative ETF (Pinnacle™) (January 7)*	—	1,582	(1,582)	352	98	—	4,426	4,426	4,876	3,294
Touchstone Core Bond (Pinnacle™)	—	13,284	(13,284)	(5,038)	—	(18,162)	1,326	19,488	14,450	1,166
Touchstone Emerging Growth (Pinnacle™)	17,509	3,728	13,781	4,126	82,683	10,045	(53,366)	(63,411)	23,398	37,179
Touchstone Enhanced Dividend 30 (Pinnacle™)	—	2,216	(2,216)	(108)	—	6,633	(730)	(7,363)	(7,471)	(9,687)
Touchstone Enhanced ETF (Pinnacle™)	—	23,226	(23,226)	363	—	2,997	174,629	171,632	171,995	148,769
Touchstone Growth & Income (Pinnacle™)	108	8,307	(8,199)	83,170	17,214	100,268	1,990	(98,278)	2,106	(6,093)
Touchstone High Yield (Pinnacle™)	—	49,266	(49,266)	(12,789)	—	(85,750)	32,818	118,568	105,779	56,513
Touchstone Large Cap Growth (Pinnacle™)	2,802	49,350	(46,548)	68,280	—	753,742	671,874	(81,868)	(13,588)	(60,136)
Touchstone Moderate ETF (Pinnacle™)	—	5,441	(5,441)	(66)	—	279	19,484	19,205	19,139	13,698
Touchstone Money Market (Pinnacle™)	257,659	108,899	148,760	—	—	1	1	—	—	148,760
Touchstone Third Avenue Value (Pinnacle™)	102,745	172,819	(70,074)	883,447	256,013	3,419,890	4,261,959	842,069	1,981,529	1,911,455
Touchstone Value Plus (Pinnacle™)	—	21,639	(21,639)	69,132	—	418,154	380,266	(37,888)	31,244	9,605

See accompanying notes.

* - 2005 inception date of division.

** - 2005 closing date of division.

4

				Realized and unrealized gain (loss) on investments
	Investment					Net unrealized appreciation (depreciation) of investments
	Income	Expenses						Change in net	Net realized	Net increase
Division	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Beginning of period	End of period	unrealized appreciation (depreciation) during the period	and unrealized gain (loss) on investments	(decrease) in net assets resulting from operations
Non-Affiliated:
JP Morgan Bond (Pinnacle IV™)	$156,693	$47,617	$109,076	$(11,199)	$2,905	$(13,171)	$(70,996)	$(57,825)	$(66,119)	$42,957
JP Morgan International Equity (Pinnacle IV™)	6,480	12,104	(5,624)	8,886	—	72,965	159,341	86,376	95,262	89,638
JP Morgan Mid Cap Value (Pinnacle IV™)	21,875	34,617	(12,742)	84,995	11,864	326,433	417,527	91,094	187,953	175,211
JP Morgan Bond (Pinnacle™)	355,853	92,339	263,514	(67,232)	6,597	(17,476)	(125,758)	(108,282)	(168,917)	94,597
JP Morgan International Equities (Pinnacle™)	8,558	14,605	(6,047)	95,718	—	198,873	187,503	(11,370)	84,348	78,301
JP Morgan Mid Cap Value (Pinnacle™)	1,438	5,054	(3,616)	2,859	780	971	31,313	30,342	33,981	30,365
Van Kampen UIF Emerging Markets Debt (Pinnacle™)	87,227	12,179	75,048	49,025	—	108,368	74,798	(33,570)	15,455	90,503
Van Kampen UIF U.S. Real Estate (Pinnacle™)	52,896	45,595	7,301	634,349	87,344	759,026	530,021	(229,005)	492,688	499,989
Non-Affiliated Initial Class:
Fidelity VIP Equity-Income (Pinnacle™)	139,346	85,006	54,340	189,548	214,482	521,097	305,606	(215,491)	188,539	242,879
Fidelity VIP II Contrafund (Pinnacle™)	41,348	176,948	(135,600)	895,444	—	3,576,979	4,684,664	1,107,685	2,003,129	1,867,529
Fidelity VIP III Growth & Income (Pinnacle™)	77,809	63,807	14,002	238,673	—	853,962	848,925	(5,037)	233,636	247,638
Fidelity VIP III Growth Opportunities (Pinnacle™)	20,871	29,309	(8,438)	145,424	—	311,069	321,164	10,095	155,519	147,081
Affiliated Service Class:
Touchstone Money Market (Pinnacle IV™)	155,245	77,070	78,175	—	—	—	—	—	—	78,175
Non-Affiliated Service Class:
MFS Capital Opportunities (Pinnacle IV™)	2,562	6,837	(4,275)	9,966	—	56,341	50,393	(5,948)	4,018	(257)
MFS Emerging Growth (Pinnacle IV™)	—	5,008	(5,008)	13,739	—	26,411	37,322	10,911	24,650	19,642
MFS Investors Growth Stock (Pinnacle IV™)	54	554	(500)	268	—	3,481	4,695	1,214	1,482	982
MFS Mid Cap Growth (Pinnacle IV™)	—	27,709	(27,709)	44,672	—	354,158	379,514	25,356	70,028	42,319
MFS New Discovery (Pinnacle IV™)	—	2,380	(2,380)	1,036	—	8,373	13,830	5,457	6,493	4,113
MFS Total Return (Pinnacle IV™)	75,290	45,165	30,125	83,039	95,510	298,341	124,546	(173,795)	4,754	34,879
Fidelity VIP Growth (Pinnacle™)	12,566	38,006	(25,440)	248,391	—	379,461	240,745	(138,716)	109,675	84,235
Fidelity VIP III Mid Cap (Pinnacle™)	—	140,920	(140,920)	787,996	173,469	3,726,567	4,521,358	794,791	1,756,256	1,615,336
MFS Capital Opportunities (Pinnacle™)	9,063	17,720	(8,657)	51,922	—	163,263	99,999	(63,264)	(11,342)	(19,999)
MFS Emerging Growth (Pinnacle™)	—	8,745	(8,745)	27,080	—	88,285	117,375	29,090	56,170	47,425
MFS Investors Growth Stock (Pinnacle™)	10	81	(71)	3	—	97	621	524	527	456
MFS Mid Cap Growth (Pinnacle™)	—	14,704	(14,704)	126,633	—	262,003	151,450	(110,553)	16,080	1,376
MFS New Discovery (Pinnacle™)	—	9,900	(9,900)	35,710	—	62,276	58,349	(3,927)	31,783	21,883
MFS Total Return (Pinnacle™)	1,106	1,320	(214)	(1,032)	1,404	2,179	2,099	(80)	292	78
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager (Pinnacle IV™)	2,648	2,727	(79)	250	—	2,249	9,648	7,399	7,649	7,570
Fidelity VIP Balanced (Pinnacle IV™)	11,960	10,207	1,753	1,064	—	22,872	58,929	36,057	37,121	38,874
Fidelity VIP Contrafund (Pinnacle IV™)	8,190	101,963	(93,773)	529,239	—	734,031	1,343,039	609,008	1,138,247	1,044,474
Fidelity VIP Dynamic Capital Appreciation (Pinnacle IV™)	—	778	(778)	1,189	—	545	16,580	16,035	17,224	16,446
Fidelity VIP Equity-Income (Pinnacle IV™)	54,158	47,349	6,809	63,790	91,427	438,890	426,912	(11,978)	143,239	150,048
Fidelity VIP Growth (Pinnacle IV™)	4,098	21,290	(17,192)	13,786	—	84,345	144,022	59,677	73,463	56,271
Fidelity VIP Growth & Income (Pinnacle IV™)	27,255	31,645	(4,390)	58,062	—	181,598	266,308	84,710	142,772	138,382
Fidelity VIP Growth Opportunities (Pinnacle IV™)	1,485	3,578	(2,093)	1,894	—	19,940	36,520	16,580	18,474	16,381
Fidelity VIP High Income (Pinnacle IV™)	86,276	8,633	77,643	(11,006)	—	19,279	(38,867)	(58,146)	(69,152)	8,491
Fidelity VIP Investment Grade Bond (Pinnacle IV™)	14,401	10,623	3,778	(476)	5,237	3,261	(4,784)	(8,045)	(3,284)	494
Fidelity VIP Mid Cap (Pinnacle IV™)	—	38,731	(38,731)	119,007	37,723	445,313	758,632	313,319	470,049	431,318

See accompanying notes.

* - 2005 inception date of division.

** - 2005 closing date of division.

5

				Realized and unrealized gain (loss) on investments
	Investment					Net unrealized appreciation (depreciation) of investments
	Income	Expenses						Change in net	Net realized	Net increase
Division	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Beginning of period	End of period	unrealized appreciation (depreciation) during the period	and unrealized gain (loss) on investments	(decrease) in net assets resulting from operations
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Overseas (Pinnacle IV™)	$1,037	$2,340	$(1,303)	$4,848	$—	$6,486	$38,307	$31,821	$36,669	$35,366
Fidelity VIP Asset Manager (Pinnacle™)(January 4)*	184	1,052	(868)	6,661	—	—	2,510	2,510	9,171	8,303
Fidelity VIP Balanced (Pinnacle™)	3,498	3,472	26	8,042	—	5,979	7,535	1,556	9,598	9,624
Fidelity VIP Dynamic Capital Appreciation (Pinnacle™)(May 26)*	—	66	(66)	795	—	—	197	197	992	926
Fidelity VIP High Income (Pinnacle™)	12,412	1,258	11,154	(2,817)	—	542	(5,710)	(6,252)	(9,069)	2,085
Fidelity VIP Investment Grade Bond (Pinnacle™)	1,866	1,206	660	(2,615)	679	105	1,562	1,457	(479)	181
Fidelity VIP Overseas (Pinnacle™)	231	1,157	(926)	5,049	—	5,746	26,643	20,897	25,946	25,020
Non-Affiliated Class 1:
Van Kampen UIF Emerging Markets Debt (Pinnacle IV™)	26,984	4,379	22,605	(1,446)	—	6,101	16,630	10,529	9,083	31,688
Van Kampen UIF U.S. Real Estate (Pinnacle IV™)	37,461	38,012	(551)	139,785	61,856	412,832	595,485	182,653	384,294	383,743
Franklin Growth and Income Securities (Pinnacle™)	254,028	124,347	129,681	480,079	80,300	2,235,287	1,735,956	(499,331)	61,048	190,729
Franklin Income Securities (Pinnacle™)	785,348	269,866	515,482	933,879	—	4,944,627	3,603,474	(1,341,153)	(407,274)	108,208
Non-Affiliated Class 1B Shares:
Putnam VT Discovery Growth (Pinnacle IV™)	—	1,364	(1,364)	560	—	7,910	15,148	7,238	7,798	6,434
Putnam VT Growth and Income (Pinnacle IV™)	15,324	14,194	1,130	16,855	—	102,635	120,933	18,298	35,153	36,283
Putnam VT International Equity (Pinnacle IV™)	11,546	13,161	(1,615)	40,531	—	100,948	169,113	68,165	108,696	107,081
Putnam VT Small Cap Value (Pinnacle IV™)	80,083	20,956	59,127	55,945	—	326,261	295,617	(30,644)	25,301	84,428
Putnam VT The George Putnam Fund of Boston (Pinnacle IV™)	7,881	6,247	1,634	5,411	—	24,652	29,002	4,350	9,761	11,395
Putnam VT Voyager (Pinnacle IV™)	967	2,207	(1,240)	838	—	8,925	16,113	7,188	8,026	6,786
Putnam VT Discovery Growth (Pinnacle™)	—	1,013	(1,013)	2,522	—	8,658	10,785	2,127	4,649	3,636
Putnam VT Growth and Income (Pinnacle™)	5,157	4,676	481	12,464	—	22,030	9,430	(12,600)	(136)	345
Putnam VT International Equity (Pinnacle™)	10,629	10,657	(28)	21,196	—	87,280	149,513	62,233	83,429	83,401
Putnam VT Small Cap Value (Pinnacle™)	157,959	36,458	121,501	380,474	—	475,920	139,389	(336,531)	43,943	165,444
Putnam VT The George Putnam Fund of Boston (Pinnacle™)	1,864	1,357	507	6,731	—	6,162	1,935	(4,227)	2,504	3,011
Putnam VT Voyager (Pinnacle™)	386	692	(306)	35	—	3,362	5,340	1,978	2,013	1,707
Non-Affiliated Class 2:
Franklin Growth and Income Securities (Pinnacle IV™)	40,886	23,393	17,493	25,769	13,736	153,896	133,842	(20,054)	19,451	36,944
Franklin Income Securities (Pinnacle IV™)	188,386	73,998	114,388	56,766	—	409,962	243,770	(166,192)	(109,426)	4,962
Franklin Large Cap Growth Securities (Pinnacle IV™)	8,757	23,398	(14,641)	30,116	—	92,307	68,599	(23,708)	6,408	(8,233)
Franklin Mutual Shares Securities (Pinnacle IV™)	30,557	47,038	(16,481)	54,937	8,840	264,359	521,354	256,995	320,772	304,291
Templeton Foreign Securities (Pinnacle IV™)	19,056	26,394	(7,338)	38,145	—	145,658	301,484	155,826	193,971	186,633
Templeton Growth Securities (Pinnacle IV™)	17,585	22,495	(4,910)	40,542	—	119,508	210,215	90,707	131,249	126,339
Van Kampen LIT Comstock (Pinnacle IV™)	6,124	11,376	(5,252)	8,898	21,208	62,599	68,409	5,810	35,916	30,664
Van Kampen LIT Emerging Growth (Pinnacle IV™)	46	5,586	(5,540)	1,293	—	25,971	54,412	28,441	29,734	24,194
Van Kampen UIF Emerging Markets Equity (Pinnacle IV™)	1,429	7,037	(5,608)	162,259	—	40,068	61,794	21,726	183,985	178,377
Franklin Large Cap Growth Securities (Pinnacle™)	2,666	6,106	(3,440)	5,696	—	30,623	27,301	(3,322)	2,374	(1,066)

See accompanying notes.

* - 2005 inception date of division.

** - 2005 closing date of division.

6

				Realized and unrealized gain (loss) on investments
	Investment					Net unrealized appreciation (depreciation) of investments
	Income	Expenses						Change in net	Net realized	Net increase
Division	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Beginning of period	End of period	unrealized appreciation (depreciation) during the period	and unrealized gain (loss) on investments	(decrease) in net assets resulting from operations
Non-Affiliated Class 2 (Continued):
Franklin Mutual Shares Securities (Pinnacle™)	$14,242	$19,705	$(5,463)	$93,274	$4,120	$272,611	$309,738	$37,127	$134,521	$129,058
Templeton Foreign Securities (Pinnacle™)	21,786	21,856	(70)	162,142	—	61,457	118,393	56,936	219,078	219,008
Templeton Growth Securities (Pinnacle™)	8,924	12,108	(3,184)	66,930	—	99,047	109,921	10,874	77,804	74,620
Van Kampen LIT Comstock (Pinnacle™)	4,943	7,030	(2,087)	25,589	17,116	46,880	20,193	(26,687)	16,018	13,931
Van Kampen LIT Emerging Growth (Pinnacle™)	8	949	(941)	487	—	6,229	11,228	4,999	5,486	4,545
Van Kampen UIF Emerging Markets Equity (Pinnacle™)	3,963	14,983	(11,020)	358,231	—	111,263	113,317	2,054	360,285	349,265
Non-Affiliated Class A:
Scudder VIT EAFE Equity Index (Pinnacle IV™) (July 22)**	2,096	777	1,319	15,185	—	17,341	—	(17,341)	(2,156)	(837)
Scudder VIT Equity 500 Index (Pinnacle IV™)	8,574	8,141	433	5,297	—	114,393	125,821	11,428	16,725	17,158
Scudder VIT Small Cap Index (Pinnacle IV™)	479	865	(386)	1,490	1,422	17,653	16,497	(1,156)	1,756	1,370
Scudder VIT EAFE Equity Index (Pinnacle™) (July 22)**	197,311	62,536	134,775	1,295,494	—	1,494,807	—	(1,494,807)	(199,313)	(64,538)
Scudder VIT Equity 500 Index (Pinnacle™)	160,326	132,293	28,033	964,763	—	2,318,459	1,598,188	(720,271)	244,492	272,525
Scudder VIT Small Cap Index (Pinnacle™)	32,711	43,403	(10,692)	620,763	97,042	891,113	227,022	(664,091)	53,714	43,022
Non-Affiliated Class B:
Scudder VIT EAFE Equity Index (Pinnacle IV™) (July 22)**	17,778	6,400	11,378	72,102	—	91,623	—	(91,623)	(19,521)	(8,143)
Scudder VIT Equity 500 Index (Pinnacle IV™)	56,800	66,545	(9,745)	105,751	—	461,972	520,887	58,915	164,666	154,921
Scudder VIT Small Cap Index (Pinnacle IV™)	4,051	9,720	(5,669)	10,677	16,390	85,086	82,898	(2,188)	24,879	19,210

See accompanying notes.

* - 2005 inception date of division.

** - 2005 closing date of division.

7

Separate Account II

of

National Integrity Life Insurance Company

Statements of Changes in Net Assets

For the Year Ended December 31, 2005

	Inccrease (deccrease) in net assets from operations:				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Division	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of year	Net assets, end of year	Units purchased	Units redeemed	Units transferred	Increase (decrease) in units
Affiliated:
Touchstone Aggressive ETF (Pinnacle IV™)	$(14,861)	$5,070	$59,996	$50,205	$335,271	$(33,374)	$960,384	$(188)	$1,262,093	$1,312,298	$477,719	$1,790,017	32,343	(3,262)	93,448	122,529
Touchstone Balanced (Pinnacle IV™)	2,323	109,430	(18,570)	93,183	246,249	(111,449)	294,870	(147)	429,523	522,706	1,380,811	1,903,517	20,573	(9,275)	24,692	35,990
Touchstone Baron Small Cap (Pinnacle IV™)	(33,627)	82,215	103,844	152,432	563,528	(121,999)	330,305	(990)	770,844	923,276	1,906,649	2,829,925	37,775	(8,211)	22,144	51,708
Touchstone Conservative ETF (Pinnacle IV™)	(6,045)	466	17,735	12,156	479,377	(20,758)	414,745	(3)	873,361	885,517	22,301	907,818	47,025	(2,019)	40,557	85,563
Touchstone Core Bond (Pinnacle IV™)	(10,608)	(3,640)	15,783	1,535	253,127	(48,075)	90,322	(79)	295,295	296,830	576,784	873,614	23,242	(4,425)	8,318	27,135
Touchstone Emerging Growth (Pinnacle IV™)	48,602	310,508	(202,150)	156,960	238,565	(41,023)	168,838	(356)	366,024	522,984	891,246	1,414,230	18,890	(3,287)	13,134	28,737
Touchstone Enhanced Dividend 30 (Pinnacle IV™)	(4,739)	3,028	(12,930)	(14,641)	291,792	(22,860)	19,982	(134)	288,780	274,139	180,575	454,714	27,192	(2,124)	1,765	26,833
Touchstone Enhanced ETF (Pinnacle IV™)	(7,896)	14,897	47,595	54,596	520,269	(37,077)	690,970	(78)	1,174,084	1,228,680	7,214	1,235,894	49,980	(3,560)	65,564	111,984
Touchstone Growth & Income (Pinnacle IV™)	(10,863)	52,376	(34,191)	7,322	210,822	(19,772)	145,573	(352)	336,271	343,593	614,843	958,436	18,067	(1,727)	12,636	28,976
Touchstone High Yield (Pinnacle IV™)	(30,701)	(13,304)	78,462	34,457	593,424	(105,210)	(124,423)	(355)	363,436	397,893	1,906,696	2,304,589	45,997	(8,255)	(9,873)	27,869
Touchstone Large Cap Growth (Pinnacle IV™)	(8,424)	31,928	(32,945)	(9,441)	282,967	(46,427)	(17,274)	(136)	219,130	209,689	587,042	796,731	26,927	(4,453)	(1,697)	20,777
Touchstone Moderate ETF (Pinnacle IV™)	(15,352)	(924)	63,846	47,570	1,374,103	(18,163)	789,543	(11)	2,145,472	2,193,042	76,045	2,269,087	134,013	(1,752)	76,426	208,687
Touchstone Money Market (Pinnacle IV™)	2,883	—	—	2,883	—	(1,303)	(9,618)	(28)	(10,949)	(8,066)	177,996	169,930	—	(132)	(961)	(1,093)
Touchstone Third Avenue Value (Pinnacle IV™)	(48,209)	345,111	1,004,744	1,301,646	2,152,985	(407,128)	856,996	(2,785)	2,600,068	3,901,714	6,675,584	10,577,298	144,678	(26,947)	55,534	173,265
Touchstone Value Plus (Pinnacle IV™)	(15,173)	16,073	9,485	10,385	108,856	(54,716)	109,477	(207)	163,410	173,795	938,988	1,112,783	10,192	(5,175)	10,299	15,316
Touchstone Aggressive ETF (Pinnacle™)	(8,754)	779	26,288	18,313	12,041	(70,873)	29,931	(462)	(29,363)	(11,050)	662,549	651,499	1,201	(6,919)	2,662	(3,056)
Touchstone Balanced (Pinnacle™)	84	142,340	(89,312)	53,112	356	(389,596)	213,117	(164)	(176,287)	(123,175)	1,437,493	1,314,318	29	(32,251)	16,577	(15,645)
Touchstone Baron Small Cap (Pinnacle™)	(56,570)	433,866	(127,311)	249,985	29,791	(735,605)	(83,743)	(1,484)	(791,041)	(541,056)	4,511,512	3,970,456	1,172	(28,517)	(3,281)	(30,626)
Touchstone Conservative ETF (Pinnacle™)(January 7)*	(1,582)	450	4,426	3,294	—	(8,951)	212,293	—	203,342	206,636	—	206,636	—	(872)	20,825	19,953
Touchstone Core Bond (Pinnacle™)	(13,284)	(5,038)	19,488	1,166	—	(76,466)	153,218	(229)	76,523	77,689	881,843	959,532	—	(7,005)	13,861	6,856
Touchstone Emerging Growth (Pinnacle™)	13,781	86,809	(63,411)	37,179	1,102	(17,297)	117,087	(103)	100,789	137,968	234,474	372,442	94	(1,360)	8,801	7,535
Touchstone Enhanced Dividend 30 (Pinnacle™)	(2,216)	(108)	(7,363)	(9,687)	—	(266,336)	21,019	(6)	(245,323)	(255,010)	302,408	47,398	—	(24,833)	1,931	(22,902)
Touchstone Enhanced ETF (Pinnacle™)	(23,226)	363	171,632	148,769	4,748	(29,039)	3,030,688	(1,063)	3,005,334	3,154,103	229,215	3,383,318	476	(2,840)	288,629	286,265
Touchstone Growth & Income (Pinnacle™)	(8,199)	100,384	(98,278)	(6,093)	8,215	(487,829)	(144,892)	(104)	(624,610)	(630,703)	956,888	326,185	707	(42,175)	(12,287)	(53,755)
Touchstone High Yield (Pinnacle™)	(49,266)	(12,789)	118,568	56,513	16,330	(639,816)	(357,910)	(984)	(982,380)	(925,867)	4,021,677	3,095,810	1,280	(49,652)	(27,986)	(76,358)
Touchstone Large Cap Growth (Pinnacle™)	(46,548)	68,280	(81,868)	(60,136)	20,394	(482,359)	(698,796)	(1,341)	(1,162,102)	(1,222,238)	4,333,691	3,111,453	1,070	(25,397)	(36,996)	(61,323)
Touchstone Moderate ETF (Pinnacle™)	(5,441)	(66)	19,205	13,698	90	(18,738)	669,867	(133)	651,086	664,784	35,937	700,721	9	(1,838)	64,984	63,155
Touchstone Money Market (Pinnacle™)	148,760	—	—	148,760	134,335	(1,349,171)	4,727,064	(2,250)	3,509,978	3,658,738	6,745,682	10,404,420	13,357	(134,443)	470,193	349,107
Touchstone Third Avenue Value (Pinnacle™)	(70,074)	1,139,460	842,069	1,911,455	41,945	(2,282,407)	2,326,382	(4,073)	81,847	1,993,302	11,797,978	13,791,280	990	(50,729)	52,321	2,582
Touchstone Value Plus (Pinnacle™)	(21,639)	69,132	(37,888)	9,605	11,210	(203,310)	34,428	(540)	(158,212)	(148,607)	1,688,527	1,539,920	1,051	(19,007)	3,230	(14,726)
Non-Affiliated:
JP Morgan Bond (Pinnacle IV™)	109,076	(8,294)	(57,825)	42,957	466,785	(192,295)	311,163	(703)	584,950	627,907	3,035,086	3,662,993	41,622	(17,208)	27,533	51,947
JP Morgan International Equity (Pinnacle IV™)	(5,624)	8,886	86,376	89,638	197,223	(31,725)	295,843	(236)	461,105	550,743	619,301	1,170,044	14,530	(2,407)	22,106	34,229
JP Morgan Mid Cap Value (Pinnacle IV™)	(12,742)	96,859	91,094	175,211	634,119	(137,695)	293,994	(837)	789,581	964,792	1,959,607	2,924,399	43,891	(9,600)	19,707	53,998
JP Morgan Bond (Pinnacle™)	263,514	(60,635)	(108,282)	94,597	4,780	(992,435)	52,680	(1,915)	(936,890)	(842,293)	7,139,138	6,296,845	346	(71,788)	3,644	(67,798)
JP Morgan International Equities (Pinnacle™)	(6,047)	95,718	(11,370)	78,301	7,594	(64,337)	133,913	(722)	76,448	154,749	1,066,167	1,220,916	670	(5,645)	9,447	4,472
JP Morgan Mid Cap Value (Pinnacle™)	(3,616)	3,639	30,342	30,365	3,928	(28,930)	529,692	(230)	504,460	534,825	56,166	590,991	333	(2,394)	44,885	42,824
Van Kampen UIF Emerging Markets Debt (Pinnacle™)	75,048	49,025	(33,570)	90,503	3,075	(236,138)	106,760	(200)	(126,503)	(36,000)	940,749	904,749	168	(13,218)	5,896	(7,154)
Van Kampen UIF U.S. Real Estate (Pinnacle™)	7,301	721,693	(229,005)	499,989	25,743	(391,650)	(454,283)	(819)	(821,009)	(321,020)	3,364,103	3,043,083	1,146	(17,542)	(16,873)	(33,269)
Non-Affiliated Initial Class:
Fidelity VIP Equity-Income (Pinnacle™)	54,340	404,030	(215,491)	242,879	17,567	(1,348,407)	(231,963)	(1,737)	(1,564,540)	(1,321,661)	6,995,168	5,673,507	1,250	(97,106)	(15,922)	(111,778)
Fidelity VIP II Contrafund (Pinnacle™)	(135,600)	895,444	1,107,685	1,867,529	109,721	(1,823,999)	175,786	(4,820)	(1,543,312)	324,217	13,094,154	13,418,371	6,692	(108,571)	10,700	(91,179)
Fidelity VIP III Growth & Income (Pinnacle™)	14,002	238,673	(5,037)	247,638	49,813	(938,988)	(485,326)	(1,586)	(1,376,087)	(1,128,449)	5,382,944	4,254,495	4,051	(74,484)	(37,756)	(108,189)
Fidelity VIP III Growth Opportunities (Pinnacle™)	(8,438)	145,424	10,095	147,081	4,475	(241,487)	(153,309)	(825)	(391,146)	(244,065)	2,337,359	2,093,294	469	(24,882)	(15,512)	(39,925)
Affiliated Service Class:
Touchstone Money Market (Pinnacle IV™)	78,175	—	—	78,175	3,441,291	(769,538)	(988,320)	(3,655)	1,679,778	1,757,953	4,627,472	6,385,425	345,070	(77,495)	(99,398)	168,177
Non-Affiliated Service Class:
MFS Capital Opportunities (Pinnacle IV™)	(4,275)	9,966	(5,948)	(257)	5,000	(8,937)	14,474	(118)	10,419	10,162	470,205	480,367	485	(895)	1,382	972
MFS Emerging Growth (Pinnacle IV™)	(5,008)	13,739	10,911	19,642	29,598	(5,964)	(3,127)	(106)	20,401	40,043	334,889	374,932	2,782	(574)	(840)	1,368
MFS Investors Growth Stock (Pinnacle IV™)	(500)	268	1,214	982	2,169	(1,395)	8,001	(31)	8,744	9,726	38,500	48,226	221	(145)	762	838
MFS Mid Cap Growth (Pinnacle IV™)	(27,709)	44,672	25,356	42,319	331,726	(113,433)	82,809	(685)	300,417	342,736	1,798,279	2,141,015	34,215	(11,963)	9,068	31,320

See accompanying notes.

* - 2005 inception date of division.

** - 2005 closing date of division.

8

	Inccrease (deccrease) in net assets from operations:				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Division	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of year	Net assets, end of year	Units purchased	Units redeemed	Units transferred	Increase (decrease) in units
Non-Affiliated Service Class (continued):
MFS New Discovery (Pinnacle IV™)	$(2,380)	$1,036	$5,457	$4,113	$25,972	$(19,319)	$2,723	$(23)	$9,353	$13,466	$163,544	$177,010	2,521	(2,002)	208	727
MFS Total Return (Pinnacle IV™)	30,125	178,549	(173,795)	34,879	667,727	(226,241)	169,915	(452)	610,949	645,828	2,764,084	3,409,912	56,241	(19,173)	14,043	51,111
Fidelity VIP Growth (Pinnacle™)	(25,440)	248,391	(138,716)	84,235	29,582	(230,233)	(885,909)	(933)	(1,087,493)	(1,003,258)	3,393,360	2,390,102	3,925	(28,888)	(112,538)	(137,501)
Fidelity VIP III Mid Cap (Pinnacle™)	(140,920)	961,465	794,791	1,615,336	58,727	(864,197)	(295,393)	(2,648)	(1,103,511)	511,825	10,350,474	10,862,299	2,176	(33,196)	(10,501)	(41,521)
MFS Capital Opportunities (Pinnacle™)	(8,657)	51,922	(63,264)	(19,999)	60	(333,871)	(496,393)	(381)	(830,585)	(850,584)	1,711,526	860,942	9	(48,238)	(71,933)	(120,162)
MFS Emerging Growth (Pinnacle™)	(8,745)	27,080	29,090	47,425	53,343	(64,736)	(178,364)	(242)	(189,999)	(142,574)	722,569	579,995	10,001	(11,307)	(30,501)	(31,807)
MFS Investors Growth Stock (Pinnacle™)	(71)	3	524	456	—	—	4,615	(11)	4,604	5,060	2,450	7,510	—	(1)	447	446
MFS Mid Cap Growth (Pinnacle™)	(14,704)	126,633	(110,553)	1,376	3,805	(94,241)	(242,938)	(311)	(333,685)	(332,309)	1,326,930	994,621	572	(14,052)	(36,004)	(49,484)
MFS New Discovery (Pinnacle™)	(9,900)	35,710	(3,927)	21,883	5,794	(32,408)	(57,904)	(198)	(84,716)	(62,833)	815,985	753,152	737	(3,679)	(6,934)	(9,876)
MFS Total Return (Pinnacle™)	(214)	372	(80)	78	712	(3,101)	135,953	(14)	133,550	133,628	19,969	153,597	65	(286)	12,281	12,060
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager (Pinnacle IV™)	(79)	250	7,399	7,570	86,532	(2,317)	72,027	(26)	156,216	163,786	85,988	249,774	8,507	(239)	6,998	15,266
Fidelity VIP Balanced (Pinnacle IV™)	1,753	1,064	36,057	38,874	342,807	(19,924)	189,982	(142)	512,723	551,597	457,086	1,008,683	29,685	(1,730)	16,344	44,299
Fidelity VIP Contrafund (Pinnacle IV™)	(93,773)	529,239	609,008	1,044,474	1,945,384	(277,142)	1,377,913	(1,888)	3,044,267	4,088,741	5,152,273	9,241,014	140,944	(20,416)	99,077	219,605
Fidelity VIP Dynamic Capital Appreciation (Pinnacle IV™)	(778)	1,189	16,035	16,446	9,900	(4,867)	163,334	(1)	168,366	184,812	5,847	190,659	801	(381)	13,102	13,522
Fidelity VIP Equity-Income (Pinnacle IV™)	6,809	155,217	(11,978)	150,048	645,879	(224,496)	284,634	(716)	705,301	855,349	2,818,226	3,673,575	54,055	(18,691)	24,007	59,371
Fidelity VIP Growth (Pinnacle IV™)	(17,192)	13,786	59,677	56,271	114,325	(63,423)	(97,446)	(501)	(47,045)	9,226	1,572,072	1,581,298	12,032	(6,486)	(10,738)	(5,192)
Fidelity VIP Growth & Income (Pinnacle IV™)	(4,390)	58,062	84,710	138,382	317,811	(97,809)	34,074	(725)	253,351	391,733	2,036,690	2,428,423	28,998	(9,007)	3,310	23,301
Fidelity VIP Growth Opportunities (Pinnacle IV™)	(2,093)	1,894	16,580	16,381	149,378	(9,292)	10,298	(93)	150,291	166,672	198,644	365,316	12,895	(844)	953	13,004
Fidelity VIP High Income (Pinnacle IV™)	77,643	(11,006)	(58,146)	8,491	34,042	(20,314)	74,205	(101)	87,832	96,323	539,855	636,178	2,812	(1,665)	6,204	7,351
Fidelity VIP Investment Grade Bond (Pinnacle IV™)	3,778	4,761	(8,045)	494	550,959	(23,703)	438,339	(58)	965,537	966,031	292,221	1,258,252	53,051	(2,295)	42,330	93,086
Fidelity VIP Mid Cap (Pinnacle IV™)	(38,731)	156,730	313,319	431,318	611,378	(129,192)	350,921	(852)	832,255	1,263,573	2,211,756	3,475,329	38,674	(8,322)	20,825	51,177
Fidelity VIP Overseas (Pinnacle IV™)	(1,303)	4,848	31,821	35,366	74,249	(2,308)	71,878	(27)	143,792	179,158	73,582	252,740	6,569	(198)	6,496	12,867
Fidelity VIP Asset Manager (Pinnacle™)(January 4)*	(868)	6,661	2,510	8,303	—	(1,389)	56,368	(7)	54,972	63,275	—	63,275	—	(135)	6,095	5,960
Fidelity VIP Balanced (Pinnacle™)	26	8,042	1,556	9,624	—	(104,030)	219,301	(71)	115,200	124,824	121,044	245,868	—	(9,929)	20,891	10,962
Fidelity VIP Dynamic Capital Appreciation (Pinnacle™)(May 26)*	(66)	795	197	926	—	—	34,259	—	34,259	35,185	—	35,185	—	—	2,773	2,773
Fidelity VIP High Income (Pinnacle™)	11,154	(2,817)	(6,252)	2,085	—	(5,997)	82,488	(3)	76,488	78,573	47,644	126,217	—	(559)	7,760	7,201
Fidelity VIP Investment Grade Bond (Pinnacle™)	660	(1,936)	1,457	181	491	(12,611)	109,962	(60)	97,782	97,963	30,391	128,354	47	(1,217)	10,591	9,421
Fidelity VIP Overseas (Pinnacle™)	(926)	5,049	20,897	25,020	72	(10,503)	128,983	(52)	118,500	143,520	55,339	198,859	6	(910)	11,238	10,334
Non-Affiliated Class 1:
Van Kampen UIF Emerging Markets Debt (Pinnacle IV™)	22,605	(1,446)	10,529	31,688	61,124	(24,152)	78,032	(131)	114,873	146,561	240,564	387,125	4,110	(1,677)	5,296	7,729
Van Kampen UIF U.S. Real Estate (Pinnacle IV™)	(551)	201,641	182,653	383,743	732,405	(124,331)	273,728	(533)	881,269	1,265,012	2,061,426	3,326,438	39,487	(6,943)	13,833	46,377
Franklin Growth and Income Securities (Pinnacle™)	129,681	560,379	(499,331)	190,729	59,440	(1,175,787)	(746,674)	(4,150)	(1,867,171)	(1,676,442)	10,171,526	8,495,084	4,578	(90,332)	(57,372)	(143,126)
Franklin Income Securities (Pinnacle™)	515,482	933,879	(1,341,153)	108,208	160,040	(2,540,670)	(347,091)	(5,840)	(2,733,561)	(2,625,353)	21,071,988	18,446,635	11,298	(177,297)	(24,507)	(190,506)
Non-Affiliated Class 1B Shares:
Putnam VT Discovery Growth (Pinnacle IV™)	(1,364)	560	7,238	6,434	15,886	(4,462)	16,414	(16)	27,822	34,256	79,045	113,301	1,484	(408)	1,579	2,655
Putnam VT Growth and Income (Pinnacle IV™)	1,130	16,855	18,298	36,283	109,712	(59,843)	50,965	(216)	100,618	136,901	864,875	1,001,776	9,478	(5,210)	4,465	8,733
Putnam VT International Equity (Pinnacle IV™)	(1,615)	40,531	68,165	107,081	113,033	(73,613)	192,808	(79)	232,149	339,230	787,546	1,126,776	8,645	(5,787)	15,570	18,428
Putnam VT Small Cap Value (Pinnacle IV™)	59,127	55,945	(30,644)	84,428	198,989	(32,407)	65,833	(634)	231,781	316,209	1,296,392	1,612,601	13,060	(2,128)	4,179	15,111
Putnam VT The George Putnam Fund of Boston (Pinnacle IV™)	1,634	5,411	4,350	11,395	52,477	(24,262)	43,573	(68)	71,720	83,115	393,416	476,531	4,353	(2,030)	3,677	6,000
Putnam VT Voyager (Pinnacle IV™)	(1,240)	838	7,188	6,786	8,834	(2,181)	11,564	(47)	18,170	24,956	142,085	167,041	719	(203)	988	1,504
Putnam VT Discovery Growth (Pinnacle™)	(1,013)	2,522	2,127	3,636	—	(4,060)	(24,054)	(18)	(28,132)	(24,496)	97,399	72,903	—	(338)	(2,176)	(2,514)
Putnam VT Growth and Income (Pinnacle™)	481	12,464	(12,600)	345	—	(104,621)	177,348	(48)	72,679	73,024	294,225	367,249	—	(8,990)	14,076	5,086
Putnam VT International Equity (Pinnacle™)	(28)	21,196	62,233	83,401	—	(33,868)	76,172	(111)	42,193	125,594	731,714	857,308	—	(2,848)	6,617	3,769
Putnam VT Small Cap Value (Pinnacle™)	121,501	380,474	(336,531)	165,444	10,531	(326,277)	374,114	(532)	57,836	223,280	2,718,676	2,941,956	704	(21,862)	25,707	4,549
Putnam VT The George Putnam Fund of Boston (Pinnacle™)	507	6,731	(4,227)	3,011	—	(16,367)	5,338	(34)	(11,063)	(8,052)	89,482	81,430	—	(1,358)	510	(848)
Putnam VT Voyager (Pinnacle™)	(306)	35	1,978	1,707	360	(9,370)	637	(20)	(8,393)	(6,686)	57,829	51,143	30	(804)	53	(721)
Non-Affiliated Class 2:
Franklin Growth and Income Securities (Pinnacle IV™)	17,493	39,505	(20,054)	36,944	380,148	(76,527)	209,514	(472)	512,663	549,607	1,390,453	1,940,060	29,351	(5,960)	16,098	39,489
Franklin Income Securities (Pinnacle IV™)	114,388	56,766	(166,192)	4,962	1,192,211	(186,949)	957,295	(787)	1,961,770	1,966,732	4,087,086	6,053,818	84,307	(13,315)	67,524	138,516
Franklin Large Cap Growth Securities (Pinnacle IV™)	(14,641)	30,116	(23,708)	(8,233)	388,127	(34,459)	(78,364)	(116)	275,188	266,955	1,439,166	1,706,121	31,090	(2,793)	(6,753)	21,544
Franklin Mutual Shares Securities (Pinnacle IV™)	(16,481)	63,777	256,995	304,291	1,063,184	(138,545)	213,397	(350)	1,137,686	1,441,977	2,449,936	3,891,913	77,951	(10,068)	15,343	83,226

See accompanying notes.

* - 2005 inception date of division.

** - 2005 closing date of division.

9

	Inccrease (deccrease) in net assets from operations:				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Division	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of year	Net assets, end of year	Units purchased	Units redeemed	Units transferred	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Templeton Foreign Securities (Pinnacle IV™)	$(7,338)	$38,145	$155,826	$186,633	$670,197	$(93,101)	$455,108	$(302)	$1,031,902	$1,218,535	$1,192,628	$2,411,163	45,033	(6,274)	30,706	69,465
Templeton Growth Securities (Pinnacle IV™)	(4,910)	40,542	90,707	126,339	272,180	(56,535)	499,456	(154)	714,947	841,286	1,084,912	1,926,198	18,534	(3,905)	35,088	49,717
Van Kampen LIT Comstock (Pinnacle IV™)	(5,252)	30,106	5,810	30,664	142,272	(35,251)	301,357	(161)	408,217	438,881	604,353	1,043,234	10,004	(2,500)	21,365	28,869
Van Kampen LIT Emerging Growth (Pinnacle IV™)	(5,540)	1,293	28,441	24,194	17,662	(15,818)	37,509	(54)	39,299	63,493	357,757	421,250	1,429	(1,277)	2,974	3,126
Van Kampen UIF Emerging Markets Equity (Pinnacle IV™)	(5,608)	162,259	21,726	178,377	95,288	(127,011)	286,734	(91)	254,920	433,297	302,864	736,161	4,804	(5,961)	15,821	14,664
Franklin Large Cap Growth Securities (Pinnacle™)	(3,440)	5,696	(3,322)	(1,066)	3,722	(72,940)	120,131	(75)	50,838	49,772	434,867	484,639	296	(5,830)	9,569	4,035
Franklin Mutual Shares Securities (Pinnacle™)	(5,463)	97,394	37,127	129,058	2,590	(78,535)	97,279	(450)	20,884	149,942	1,403,095	1,553,037	191	(5,710)	7,079	1,560
Templeton Foreign Securities (Pinnacle™)	(70)	162,142	56,936	219,008	9,122	(59,851)	1,443,039	(199)	1,392,111	1,611,119	953,762	2,564,881	611	(4,020)	98,229	94,820
Templeton Growth Securities (Pinnacle™)	(3,184)	66,930	10,874	74,620	4,653	(190,824)	500,432	(240)	314,021	388,641	695,107	1,083,748	316	(13,078)	34,667	21,905
Van Kampen LIT Comstock (Pinnacle™)	(2,087)	42,705	(26,687)	13,931	2,701	(87,138)	207,487	(419)	122,631	136,562	418,531	555,093	194	(6,191)	14,520	8,523
Van Kampen LIT Emerging Growth (Pinnacle™)	(941)	487	4,999	4,545	—	(203)	3,557	(19)	3,335	7,880	66,278	74,158	—	(17)	297	280
Van Kampen UIF Emerging Markets Equity (Pinnacle™)	(11,020)	358,231	2,054	349,265	6,844	(74,941)	196,946	(142)	128,707	477,972	900,587	1,378,559	375	(3,718)	11,600	8,257
Non-Affiliated Class A:
Scudder VIT EAFE Equity Index (Pinnacle IV™)(July 22)**	1,319	15,185	(17,341)	(837)	—	(1,499)	(105,942)	(43)	(107,484)	(108,321)	108,321	—	—	(121)	(8,250)	(8,371)
Scudder VIT Equity 500 Index (Pinnacle IV™)	433	5,297	11,428	17,158	18,419	(31,026)	2,567	(121)	(10,161)	6,997	575,155	582,152	1,618	(2,801)	234	(949)
Scudder VIT Small Cap Index (Pinnacle IV™)	(386)	2,912	(1,156)	1,370	6,023	(2,817)	5,208	(56)	8,358	9,728	60,806	70,534	427	(229)	365	563
Scudder VIT EAFE Equity Index (Pinnacle™)(July 22)**	134,775	1,295,494	(1,494,807)	(64,538)	39,050	(476,815)	(8,728,115)	(1,806)	(9,167,686)	(9,232,224)	9,232,224	—	3,615	(44,313)	(806,295)	(846,993)
Scudder VIT Equity 500 Index (Pinnacle™)	28,033	964,763	(720,271)	272,525	63,880	(1,769,688)	(1,002,366)	(3,910)	(2,712,084)	(2,439,559)	11,306,111	8,866,552	5,063	(139,699)	(78,125)	(212,761)
Scudder VIT Small Cap Index (Pinnacle™)	(10,692)	717,805	(664,091)	43,022	12,248	(995,278)	(148,566)	(745)	(1,132,341)	(1,089,319)	4,034,340	2,945,021	881	(71,886)	(11,846)	(82,851)
Non-Affiliated Class B:
Scudder VIT EAFE Equity Index (Pinnacle IV™)(July 22)**	11,378	72,102	(91,623)	(8,143)	106,863	(27,405)	(786,761)	(151)	(707,454)	(715,597)	715,597	—	8,981	(2,363)	(66,601)	(59,983)
Scudder VIT Equity 500 Index (Pinnacle IV™)	(9,745)	105,751	58,915	154,921	876,874	(312,614)	610,609	(1,257)	1,173,612	1,328,533	3,921,209	5,249,742	77,420	(27,679)	53,533	103,274
Scudder VIT Small Cap Index (Pinnacle IV™)	(5,669)	27,067	(2,188)	19,210	46,643	(41,907)	45,208	(246)	49,698	68,908	654,732	723,640	3,881	(3,505)	3,653	4,029

See accompanying notes.

* - 2005 inception date of division.

** - 2005 closing date of division.

10

	Inccrease (deccrease) in net assets from operations:				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Division	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of year	Net assets, end of year	Units purchased	Units redeemed	Units transferred	Increase (decrease) in units
Affiliated:
Touchstone Aggressive ETF (Pinnacle IV™) (November 22)*	$2,418	$1	$718	$3,137	$—	$—	$474,582	$—	$474,582	$477,719	$—	$477,719	—	—	46,516	46,516
Touchstone Balanced (Pinnacle IV™)	1,714	7,179	77,151	86,044	871,443	(55,834)	305,796	(50)	1,121,355	1,207,399	173,412	1,380,811	77,903	(4,861)	26,842	99,884
Touchstone Baron Small Cap (Pinnacle IV™)	(17,772)	17,535	330,485	330,248	445,393	(30,726)	333,936	(550)	748,053	1,078,301	828,348	1,906,649	35,581	(2,473)	25,615	58,723
Touchstone Conservative ETF (Pinnacle IV™) (November 22)*	273	—	28	301	21,000	—	1,000	—	22,000	22,301	—	22,301	2,097	—	98	2,195
Touchstone Core Bond (Pinnacle IV™)	14,293	(5,239)	(191)	8,863	161,193	(45,616)	(58,671)	(44)	56,862	65,725	511,059	576,784	14,945	(4,254)	(5,481)	5,210
Touchstone Emerging Growth (Pinnacle IV™)	34,896	5,523	31,702	72,121	610,695	(11,162)	151,604	(39)	751,098	823,219	68,027	891,246	54,221	(974)	13,159	66,406
Touchstone Enhanced Dividend 30 (Pinnacle IV™)	2,825	268	8,332	11,425	154,721	(1,903)	5,651	(3)	158,466	169,891	10,684	180,575	15,034	(182)	543	15,395
Touchstone Enhanced ETF (Pinnacle IV™) (November 22)*	19	—	89	108	—	—	7,106	—	7,106	7,214	—	7,214	—	—	687	687
Touchstone Growth & Income (Pinnacle IV™)	4,484	13,317	28,296	46,097	374,933	(85,948)	(257,835)	(126)	31,024	77,121	537,722	614,843	34,263	(7,867)	(23,678)	2,718
Touchstone High Yield (Pinnacle IV™)	112,151	28,842	(22,216)	118,777	496,220	(91,405)	240,439	(247)	645,007	763,784	1,142,912	1,906,696	40,402	(7,463)	19,399	52,338
Touchstone Large Cap Growth (Pinnacle IV™)	(1,224)	3,481	63,025	65,282	92,117	(14,428)	66,806	(111)	144,384	209,666	377,376	587,042	9,445	(1,515)	7,063	14,993
Touchstone Moderate ETF (Pinnacle IV™) (November 22)*	341	1	707	1,049	—	—	74,996	—	74,996	76,045	—	76,045	—	—	7,419	7,419
Touchstone Money Market (Pinnacle IV™)	(523)	—	—	(523)	—	(79,815)	(87,320)	(59)	(167,194)	(167,717)	345,713	177,996	—	(8,043)	(8,795)	(16,838)
Touchstone Third Avenue Value (Pinnacle IV™)	(54,492)	74,900	1,093,066	1,113,474	1,972,538	(451,660)	559,768	(1,505)	2,079,141	3,192,615	3,482,969	6,675,584	157,927	(36,911)	44,116	165,132
Touchstone Value Plus (Pinnacle IV™)	(4,417)	9,644	65,002	70,229	171,103	(33,258)	62,851	(146)	200,550	270,779	668,209	938,988	16,584	(3,321)	6,178	19,441
Touchstone Aggressive ETF (Pinnacle™) (November 22)*	3,408	—	580	3,988	7,447	—	651,114	—	658,561	662,549	—	662,549	725	—	63,788	64,513
Touchstone Balanced (Pinnacle™)	1,684	24,125	45,390	71,199	5,000	(35,323)	1,057,204	(123)	1,026,758	1,097,957	339,536	1,437,493	443	(3,134)	91,938	89,247
Touchstone Baron Small Cap (Pinnacle™)	(54,605)	167,567	852,521	965,483	18,499	(353,048)	(163,563)	(1,799)	(499,911)	465,572	4,045,940	4,511,512	824	(16,149)	(8,066)	(23,391)
Touchstone Core Bond (Pinnacle™)	14,294	(58,077)	45,052	1,269	1,949	(905,511)	(455,687)	(361)	(1,359,610)	(1,358,341)	2,240,184	881,843	180	(84,104)	(44,536)	(128,460)
Touchstone Emerging Growth (Pinnacle™)	9,205	4,696	4,919	18,820	8,760	(3,867)	67,067	(141)	71,819	90,639	143,835	234,474	762	(350)	5,720	6,132
Touchstone Enhanced Dividend 30 (Pinnacle™)	2,848	503	5,770	9,121	—	(42,144)	320,652	—	278,508	287,629	14,779	302,408	—	(3,971)	29,974	26,003
Touchstone Enhanced ETF (Pinnacle™) (November 22)*	584	3	2,997	3,584	—	—	225,658	(27)	225,631	229,215	—	229,215	—	(3)	21,833	21,830
Touchstone Growth & Income (Pinnacle™)	4,930	13,245	48,122	66,297	8,689	(26,895)	362,687	(94)	344,387	410,684	546,204	956,888	793	(2,428)	32,522	30,887
Touchstone High Yield (Pinnacle™)	220,693	375,289	(260,958)	335,024	38,341	(674,706)	(1,802,621)	(1,241)	(2,440,227)	(2,105,203)	6,126,880	4,021,677	3,109	(54,954)	(149,913)	(201,758)
Touchstone Large Cap Growth (Pinnacle™)	(15,069)	56,457	475,384	516,772	45,234	(297,745)	(41,044)	(1,592)	(295,147)	221,625	4,112,066	4,333,691	2,594	(17,157)	(2,379)	(16,942)
Touchstone Moderate ETF (Pinnacle™) (November 22)*	149	—	279	428	—	—	35,509	—	35,509	35,937	—	35,937	—	—	3,506	3,506
Touchstone Money Market (Pinnacle™)	(10,765)	—	—	(10,765)	286,277	(7,349,661)	(2,166,526)	(2,771)	(9,232,681)	(9,243,446)	15,989,128	6,745,682	28,760	(738,230)	(217,656)	(927,126)
Touchstone Third Avenue Value (Pinnacle™)	(125,256)	677,249	1,892,677	2,444,670	53,421	(1,039,031)	(402,021)	(3,913)	(1,391,544)	1,053,126	10,744,852	11,797,978	1,469	(28,142)	(10,378)	(37,051)
Touchstone Value Plus (Pinnacle™)	(12,314)	116,433	46,765	150,884	74,122	(106,042)	(287,024)	(761)	(319,705)	(168,821)	1,857,348	1,688,527	7,312	(10,564)	(27,802)	(31,054)
Non-Affiliated:
JP Morgan Bond (Pinnacle IV™)	102,906	(7,021)	(16,898)	78,987	456,640	(294,861)	448,525	(648)	609,656	688,643	2,346,443	3,035,086	41,745	(26,988)	41,186	55,943
JP Morgan International Equity (Pinnacle IV™)	(3,197)	6,362	62,106	65,271	259,571	(3,308)	203,508	(48)	459,723	524,994	94,307	619,301	22,501	(288)	16,253	38,466
JP Morgan Mid Cap Value (Pinnacle IV™)	(9,809)	10,848	252,809	253,848	911,045	(43,249)	225,064	(181)	1,092,679	1,346,527	613,080	1,959,607	73,056	(3,437)	18,076	87,695
JP Morgan Bond (Pinnacle™)	363,601	(8,844)	(139,661)	215,096	84,226	(1,445,889)	(483,922)	(2,484)	(1,848,069)	(1,632,973)	8,772,111	7,139,138	6,236	(107,126)	(36,254)	(137,144)
JP Morgan International Equities (Pinnacle™)	(5,632)	34,543	98,341	127,252	12,208	(71,117)	388,356	(481)	328,966	456,218	609,949	1,066,167	1,153	(7,253)	36,718	30,618
JP Morgan Mid Cap Value (Pinnacle™) (May 1)*	(53)	461	971	1,379	—	—	54,787	—	54,787	56,166	—	56,166	—	—	4,884	4,884
Putnam VT New Opportunities (Pinnacle™) (May 7)**	(332)	3,440	(1,988)	1,120	120	(5,720)	(78,302)	(2)	(83,904)	(82,784)	82,784	—	9	(446)	(6,191)	(6,628)
Van Kampen UIF Emerging Markets Debt (Pinnacle™)	100,098	38,000	(62,474)	75,624	3,289	(231,942)	29,999	(282)	(198,936)	(123,312)	1,064,061	940,749	216	(14,424)	1,780	(12,428)
Van Kampen UIF U.S. Real Estate (Pinnacle™)	55,421	598,977	240,043	894,441	18,009	(100,638)	(46,667)	(776)	(130,072)	764,369	2,599,734	3,364,103	981	(5,728)	(1,428)	(6,175)
Non-Affiliated Initial Class:
Fidelity VIP Equity-Income (Pinnacle™)	41,343	57,477	553,903	652,723	27,661	(783,203)	110,327	(2,056)	(647,271)	5,452	6,989,716	6,995,168	2,127	(60,969)	9,348	(49,494)
Fidelity VIP II Contrafund (Pinnacle™)	(121,452)	336,083	1,355,797	1,570,428	144,866	(1,218,063)	1,189,620	(5,085)	111,338	1,681,766	11,412,388	13,094,154	9,909	(83,724)	79,553	5,738
Fidelity VIP III Growth & Income (Pinnacle™)	(23,334)	48,259	198,417	223,342	21,861	(517,792)	(187,597)	(1,866)	(685,394)	(462,052)	5,844,996	5,382,944	1,773	(42,646)	(15,370)	(56,243)
Fidelity VIP III Growth Opportunities (Pinnacle™)	(19,655)	242,157	(98,241)	124,261	26,209	(266,011)	(577,515)	(998)	(818,315)	(694,054)	3,031,413	2,337,359	2,801	(29,365)	(62,827)	(89,391)
Affiliated Service Class:
Touchstone Money Market (Pinnacle IV™) (July 14)*	(18,042)	—	—	(18,042)	3,764,051	(399,375)	(2,940,425)	(3,918)	420,333	402,291	4,225,181	4,627,472	379,138	(40,583)	(296,291)	42,264
Non-Affiliated Service Class:
MFS Capital Opportunities (Pinnacle IV™)	(3,385)	3,701	47,409	47,725	151,918	(11,444)	224,431	(72)	364,833	412,558	57,647	470,205	15,926	(1,181)	23,752	38,497
MFS Emerging Growth (Pinnacle IV™)	(5,505)	35,840	(1,137)	29,198	64,222	(13,009)	(51,920)	(70)	(777)	28,421	306,468	334,889	6,762	(1,374)	(5,927)	(539)
MFS Investors Growth Stock (Pinnacle IV™)	(791)	6,053	(1,441)	3,821	1,599	(42,226)	36,776	(37)	(3,888)	(67)	38,567	38,500	171	(4,484)	4,024	(289)
MFS Mid Cap Growth (Pinnacle IV™)	(20,676)	9,438	192,083	180,845	505,069	(57,890)	166,964	(354)	613,789	794,634	1,003,645	1,798,279	54,743	(6,290)	18,120	66,573
MFS New Discovery (Pinnacle IV™)	(3,294)	1,201	(1,078)	(3,171)	61,431	(28,815)	(56,781)	(24)	(24,189)	(27,360)	190,904	163,544	6,185	(3,083)	(6,642)	(3,540)
MFS Total Return (Pinnacle IV™)	(1,927)	20,127	191,589	209,789	1,006,154	(93,888)	408,661	(306)	1,320,621	1,530,410	1,233,674	2,764,084	90,947	(8,483)	36,605	119,069

See accompanying notes.

* - 2004 inception date of division.

** - 2004 closing date of division.

11

	Inccrease (deccrease) in net assets from operations:				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Division	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of year	Net assets, end of year	Units purchased	Units redeemed	Units transferred	Increase (decrease) in units
Non-Affiliated Service Class (continued):
Fidelity VIP Growth (Pinnacle™)	$(44,039)	$290,545	$(150,195)	$96,311	$34,996	$(281,571)	$119,680	$(2,267)	$(129,162)	$(32,851)	$3,426,211	$3,393,360	4,450	(36,742)	20,002	(12,290)
Fidelity VIP III Mid Cap (Pinnacle™)	(115,697)	487,924	1,562,852	1,935,079	39,708	(757,710)	1,404,071	(2,842)	683,227	2,618,306	7,732,168	10,350,474	1,931	(35,846)	67,283	33,368
MFS Capital Opportunities (Pinnacle™)	(19,016)	70,448	76,001	127,433	5,718	(139,980)	972,608	(518)	837,828	965,261	746,265	1,711,526	888	(22,471)	146,561	124,978
MFS Emerging Growth (Pinnacle™)	(10,023)	(29,096)	114,587	75,468	10,972	(53,118)	(71,373)	(270)	(113,789)	(38,321)	760,890	722,569	2,071	(10,099)	(13,416)	(21,444)
MFS Investors Growth Stock (Pinnacle™) (May 1)*	(4)	—	97	93	—	—	2,357	—	2,357	2,450	—	2,450	—	—	225	225
MFS Investors Trust (Pinnacle™) (May 7)**	(539)	111,728	(129,693)	(18,504)	75	(14,744)	(828,751)	(29)	(843,449)	(861,953)	861,953	—	10	(1,943)	(112,841)	(114,774)
MFS Mid Cap Growth (Pinnacle™)	(16,424)	40,118	125,124	148,818	3,714	(28,395)	(74,582)	(395)	(99,658)	49,160	1,277,770	1,326,930	571	(4,587)	(12,453)	(16,469)
MFS New Discovery (Pinnacle™)	(13,048)	99,119	(74,539)	11,532	9,127	(57,156)	(228,002)	(404)	(276,435)	(264,903)	1,080,888	815,985	1,023	(6,949)	(29,240)	(35,166)
MFS Total Return (Pinnacle™) (May 1)*	(163)	8	2,179	2,024	—	—	17,945	—	17,945	19,969	—	19,969	—	—	1,827	1,827
MFS Investors Trust (Pinnacle IV™) (May 7)**	(45)	15,339	(19,556)	(4,262)	16,463	(265)	(150,490)	—	(134,292)	(138,554)	138,554	—	1,659	(27)	(15,727)	(14,095)
MFS Research (Pinnacle IV™) (May 7)**	236	7,890	(7,449)	677	953	(1,049)	(80,815)	(5)	(80,916)	(80,239)	80,239	—	93	(105)	(8,159)	(8,171)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager (Pinnacle IV™) (May 1)*	(211)	5	2,249	2,043	45,470	—	38,475	—	83,945	85,988	—	85,988	4,500	—	3,800	8,300
Fidelity VIP Balanced (Pinnacle IV™) (May 1)*	(152)	2,415	13,504	15,767	65,356	(51,094)	175,385	(66)	189,581	205,348	251,738	457,086	5,889	(4,562)	15,608	16,935
Fidelity VIP Contrafund (Pinnacle IV™)	(45,023)	87,835	481,564	524,376	1,854,988	(138,141)	1,031,826	(824)	2,747,849	3,272,225	1,880,048	5,152,273	155,523	(11,467)	85,697	229,753
Fidelity VIP Dynamic Capital Appreciation (Pinnacle IV™)	(17)	2	545	530	—	—	5,317	—	5,317	5,847	—	5,847	—	—	512	512
Fidelity VIP Equity-Income (Pinnacle IV™)	(3,026)	31,430	201,755	230,159	996,442	(220,811)	319,683	(448)	1,094,866	1,325,025	1,493,201	2,818,226	90,034	(19,701)	28,225	98,558
Fidelity VIP Growth (Pinnacle IV™)	(20,316)	136,456	(73,336)	42,804	494,785	(189,010)	51,336	(405)	356,706	399,510	1,172,562	1,572,072	52,933	(20,525)	6,335	38,743
Fidelity VIP Growth & Income (Pinnacle IV™)	(13,503)	57,997	30,886	75,380	571,674	(124,881)	30,861	(503)	477,151	552,531	1,484,159	2,036,690	53,916	(11,925)	2,776	44,767
Fidelity VIP Growth Opportunities (Pinnacle IV™) (May 1)*	(1,638)	1,265	9,975	9,602	63,843	(7,052)	32,292	(47)	89,036	98,638	100,006	198,644	6,070	(686)	3,141	8,525
Fidelity VIP High Income (Pinnacle IV™)	29,922	(523)	2,975	32,374	119,347	(13,196)	22,268	(39)	128,380	160,754	379,101	539,855	10,190	(1,126)	1,549	10,613
Fidelity VIP Investment Grade Bond (Pinnacle IV™) (May 1)*	(1,063)	1,337	3,261	3,535	115,472	(3,312)	176,535	(9)	288,686	292,221	—	292,221	11,287	(322)	17,351	28,316
Fidelity VIP Mid Cap (Pinnacle IV™)	(20,500)	93,522	295,339	368,361	592,109	(172,232)	628,138	(392)	1,047,623	1,415,984	795,772	2,211,756	46,644	(13,066)	47,689	81,267
Fidelity VIP Overseas (Pinnacle IV™) (May 1)*	(212)	305	6,486	6,579	20,675	—	46,334	(6)	67,003	73,582	—	73,582	2,037	(1)	4,617	6,653
Fidelity VIP Asset Manager (Pinnacle™) (May 1)*	(57)	622	—	565	—	—	(565)	—	(565)	—	—	—	—	—	—	—
Fidelity VIP Balanced (Pinnacle™) (May 1)*	(713)	1,297	5,979	6,563	—	(84,802)	199,288	(5)	114,481	121,044	—	121,044	—	(8,087)	19,615	11,528
Fidelity VIP High Income (Pinnacle™) (May 1)*	(585)	8,480	542	8,437	—	—	39,207	—	39,207	47,644	—	47,644	—	—	4,432	4,432
Fidelity VIP Investment Grade Bond (Pinnacle™) (May 1)*	(372)	2,030	105	1,763	—	—	28,639	(11)	28,628	30,391	—	30,391	—	(1)	2,943	2,942
Fidelity VIP Overseas (Pinnacle™) (May 1)*	(231)	10	5,746	5,525	—	—	49,814	—	49,814	55,339	—	55,339	—	—	4,999	4,999
Non-Affiliated Service Shares:
Janus Aspen Growth (Pinnacle™) (May 7)**	(2,755)	19,272	(38,164)	(21,647)	—	(1,260)	(562,475)	(72)	(563,807)	(585,454)	585,454	—	—	(219)	(95,757)	(95,976)
Janus Aspen Mid Cap Growth (Pinnacle™) (May 7)**	(3,559)	83,336	(68,373)	11,404	400	(1,537)	(735,991)	(32)	(737,160)	(725,756)	725,756	—	88	(352)	(167,735)	(167,999)
Janus Aspen Mid Cap Growth (Pinnacle IV™) (May 7)**	(655)	15,231	(13,260)	1,316	35,633	(1,035)	(134,419)	(20)	(99,841)	(98,525)	98,525	—	3,197	(94)	(12,142)	(9,039)
Janus Aspen Growth (Pinnacle IV™) (May 7)**	(397)	1,984	(4,704)	(3,117)	306	(597)	(68,495)	(17)	(68,803)	(71,920)	71,920	—	30	(62)	(7,160)	(7,192)
Janus Aspen Worldwide Growth (Pinnacle IV™) (May 7)**	(736)	11,982	(16,659)	(5,413)	28,673	(455)	(144,901)	(35)	(116,718)	(122,131)	122,131	—	2,911	(50)	(15,504)	(12,643)
Janus Aspen International Growth (Pinnacle IV™) (May 7)**	(72)	(1,489)	(454)	(2,015)	23,805	—	(27,616)	(6)	(3,817)	(5,832)	5,832	—	2,109	(1)	(2,664)	(556)
Non-Affiliated Institutional Shares:
Janus Aspen Worldwide Growth (Pinnacle™) (May 7)**	(36,307)	784,115	(937,467)	(189,659)	26,792	(416,398)	(7,694,687)	(907)	(8,085,200)	(8,274,859)	8,274,859	—	2,229	(34,747)	(673,528)	(706,046)
Non-Affiliated Class 1:
Van Kampen UIF Emerging Markets Debt (Pinnacle IV™)	23,549	2,561	(6,943)	19,167	76,051	(8,009)	(5,856)	(90)	62,096	81,263	159,301	240,564	5,788	(610)	(384)	4,794
Van Kampen UIF U.S. Real Estate (Pinnacle IV™)	25,955	114,182	304,509	444,646	697,053	(64,391)	288,887	(304)	921,245	1,365,891	695,535	2,061,426	48,329	(4,248)	19,546	63,627
Franklin Growth and Income Securities (Pinnacle™) (January 6)*	122,385	339,849	440,164	902,398	70,203	(1,223,041)	(151,254)	(5,005)	(1,309,097)	(406,699)	10,578,225	10,171,526	5,825	(100,184)	(13,051)	(107,410)
Franklin Income Securities (Pinnacle™) (January 6)*	389,706	767,485	1,300,544	2,457,735	105,661	(2,543,115)	387,981	(6,762)	(2,056,235)	401,500	20,670,488	21,071,988	8,065	(193,744)	31,675	(154,004)
Non-Affiliated Class 1B Shares:
Putnam VT Discovery Growth (Pinnacle IV™)	(1,155)	1,771	7,449	8,065	25,461	(1,157)	19,794	(5)	44,093	52,158	26,887	79,045	2,842	(117)	2,032	4,757
Putnam VT Growth and Income (Pinnacle IV™)	75	8,036	61,008	69,119	176,145	(21,525)	182,220	(245)	336,595	405,714	459,161	864,875	16,259	(2,007)	17,036	31,288
Putnam VT International Equity (Pinnacle IV™)	(1,974)	21,253	70,861	90,140	73,337	(28,183)	463,491	(51)	508,594	598,734	188,812	787,546	6,597	(2,545)	41,355	45,407
Putnam VT New Opportunities (Pinnacle IV™) (January 6)* (May 7)**	(122)	(718)	(257)	(1,097)	160	—	(10,332)	—	(10,172)	(11,269)	11,269	—	12	—	(915)	(903)
Putnam VT Small Cap Value (Pinnacle IV™)	(10,388)	62,426	158,226	210,264	131,030	(138,344)	351,660	(492)	343,854	554,118	742,274	1,296,392	9,721	(10,596)	25,105	24,230
Putnam VT The George Putnam Fund of Boston (Pinnacle IV™) (January 6)*	764	2,712	16,454	19,930	25,079	(3,677)	188,192	(42)	209,552	229,482	163,934	393,416	2,205	(327)	16,449	18,327
Putnam VT Voyager (Pinnacle IV™) (January 6)*	(1,179)	1,378	6,470	6,669	43,723	(387)	52,787	(9)	96,114	102,783	39,302	142,085	3,794	(35)	4,574	8,333

See accompanying notes.

* - 2004 inception date of division.

** - 2004 closing date of division.

12

	Inccrease (deccrease) in net assets from operations:				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Division	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of year	Net assets, end of year	Units purchased	Units redeemed	Units transferred	Increase (decrease) in units
Non-Affiliated Class 1B Shares (continued):
Putnam VT Discovery Growth (Pinnacle™)	$(1,400)	$11,593	$(4,520)	$5,673	$9,365	$(10,960)	$(54,800)	$(21)	$(56,416)	$(50,743)	$148,142	$97,399	894	(1,088)	(5,075)	(5,269)
Putnam VT Growth and Income (Pinnacle™)	1,041	96,562	(66,597)	31,006	12,486	(4,308)	(232,037)	(58)	(223,917)	(192,911)	487,136	294,225	1,138	(396)	(21,228)	(20,486)
Putnam VT International Equity (Pinnacle™)	1,874	104,739	(7,817)	98,796	4,270	(51,485)	(275,564)	(128)	(322,907)	(224,111)	955,825	731,714	425	(5,311)	(26,927)	(31,813)
Putnam VT Small Cap Value (Pinnacle™)	(23,306)	375,167	152,516	504,377	14,032	(369,129)	681,341	(563)	325,681	830,058	1,888,618	2,718,676	1,065	(26,428)	49,867	24,504
Putnam VT The George Putnam Fund of Boston (Pinnacle™) (January 6)*	(4)	4,759	1,630	6,385	—	(4,025)	33,280	(41)	29,214	35,599	53,883	89,482	—	(366)	3,043	2,677
Putnam VT Voyager (Pinnacle™) (January 6)*	(945)	387	(3,120)	(3,678)	240	(7,515)	(8,603)	(26)	(15,904)	(19,582)	77,411	57,829	21	(678)	(1,176)	(1,833)
Non-Affiliated Class 2:
Franklin Growth and Income Securities (Pinnacle IV™) (January 6)*	8,821	10,646	74,908	94,375	276,860	(47,298)	488,592	(406)	717,748	812,123	578,330	1,390,453	22,964	(3,934)	39,785	58,815
Franklin Income Securities (Pinnacle IV™) (January 6)*	51,871	92,164	248,031	392,066	1,996,129	(208,918)	475,354	(457)	2,262,108	2,654,174	1,432,912	4,087,086	154,777	(16,174)	36,604	175,207
Franklin Large Cap Growth Securities (Pinnacle IV™) (January 6)*	(7,179)	6,958	73,734	73,513	667,099	(10,953)	476,495	(37)	1,132,604	1,206,117	233,049	1,439,166	55,371	(916)	39,274	93,729
Franklin Mutual Shares Securities (Pinnacle IV™) (January 6)*	(10,429)	14,694	189,539	193,804	1,148,193	(76,870)	593,071	(125)	1,664,269	1,858,073	591,863	2,449,936	91,469	(6,055)	47,619	133,033
Templeton Foreign Securities Fund (Pinnacle IV™) (January 6)*	(2,688)	18,067	118,911	134,290	526,512	(85,425)	326,587	(74)	767,600	901,890	290,738	1,192,628	39,559	(6,528)	24,605	57,636
Templeton Growth Securities (Pinnacle IV™) (January 6)*	(2,720)	15,079	100,705	113,064	417,962	(48,028)	394,219	(30)	764,123	877,187	207,725	1,084,912	32,621	(3,589)	30,218	59,250
Van Kampen LIT Comstock (Pinnacle IV™) (January 6)*	(3,125)	27,505	40,229	64,609	219,902	(84,552)	208,697	(51)	343,996	408,605	195,748	604,353	17,055	(6,620)	16,007	26,442
Van Kampen LIT Emerging Growth (Pinnacle IV™) (January 6)*	(2,792)	250	25,922	23,380	271,845	(40,506)	102,281	(20)	333,600	356,980	777	357,757	23,154	(3,389)	8,586	28,351
Van Kampen UIF Emerging Markets Equity (Pinnacle IV™) (January 6)*	(1,416)	(826)	36,299	34,057	109,465	(6,936)	91,116	(22)	193,623	227,680	75,184	302,864	7,178	(453)	5,429	12,154
Franklin Large Cap Growth Securities (Pinnacle™) (January 6)*	(2,734)	12,463	21,025	30,754	5,011	(50,187)	300,555	(48)	255,331	286,085	148,782	434,867	406	(4,081)	25,369	21,694
Franklin Mutual Shares Securities (Pinnacle™) (January 6)*	(7,685)	87,089	64,779	144,183	2,729	(239,968)	188,067	(539)	(49,711)	94,472	1,308,623	1,403,095	217	(19,010)	15,032	(3,761)
Templeton Foreign Securities Fund (Pinnacle™) (January 6)*	(1,487)	24,120	55,574	78,207	52	(5,023)	748,587	(47)	743,569	821,776	131,986	953,762	4	(380)	54,280	53,904
Templeton Growth Securities (Pinnacle™) (January 6)*	(1,183)	50,615	37,548	86,980	2,433	(127,867)	346,053	(239)	220,380	307,360	387,747	695,107	186	(9,515)	26,875	17,546
Van Kampen LIT Comstock (Pinnacle™) (January 6)*	(2,044)	17,858	31,440	47,254	1,761	(19,339)	199,826	(141)	182,107	229,361	189,170	418,531	136	(1,451)	15,237	13,922
Van Kampen LIT Emerging Growth (Pinnacle™) (January 6)*	(837)	(2,790)	5,658	2,031	—	(972)	28,121	(16)	27,133	29,164	37,114	66,278	—	(84)	2,242	2,158
Van Kampen UIF Emerging Markets Equity (Pinnacle™) (January 6)*	(4,747)	41,872	81,421	118,546	7,503	(16,145)	216,554	(104)	207,808	326,354	574,233	900,587	473	(1,146)	12,348	11,675
Non-Affiliated Class A:
Scudder VIT EAFE Equity Index (Pinnacle IV™)	(18)	311	16,456	16,749	—	(8,414)	51,145	(22)	42,709	59,458	48,863	108,321	—	(734)	4,675	3,941
Scudder VIT Equity 500 Index (Pinnacle IV™)	(1,735)	1,427	49,909	49,601	4,457	(41,404)	(66,441)	(183)	(103,571)	(53,970)	629,125	575,155	431	(4,007)	(6,357)	(9,933)
Scudder VIT Small Cap Index (Pinnacle IV™)	(716)	11,079	(2,126)	8,237	—	(6,272)	(21,640)	(58)	(27,970)	(19,733)	80,539	60,806	—	(511)	(1,833)	(2,344)
Scudder VIT EAFE Equity Index (Pinnacle™)	(47,413)	133,165	1,387,779	1,473,531	23,792	(597,915)	7,116,190	(2,367)	6,539,700	8,013,231	1,218,993	9,232,224	2,530	(62,329)	775,435	715,636
Scudder VIT Equity 500 Index (Pinnacle™)	(27,422)	466,937	486,167	925,682	114,154	(1,016,655)	942,435	(4,902)	35,032	960,714	10,345,397	11,306,111	9,546	(85,657)	77,254	1,143
Scudder VIT Small Cap Index (Pinnacle™)	(36,011)	608,223	(47,126)	525,086	38,435	(835,465)	123,881	(974)	(674,123)	(149,037)	4,183,377	4,034,340	2,951	(66,658)	5,276	(58,431)
Non-Affiliated Class B:
Scudder VIT EAFE Equity Index (Pinnacle IV™)	(56)	9,734	79,432	89,110	289,534	(19,243)	265,028	(142)	535,177	624,287	91,310	715,597	26,968	(1,782)	25,845	51,031
Scudder VIT Equity 500 Index (Pinnacle IV™)	(18,018)	56,033	244,207	282,222	1,437,860	(139,790)	734,172	(595)	2,031,647	2,313,869	1,607,340	3,921,209	134,646	(13,217)	68,545	189,974
Scudder VIT Small Cap Index (Pinnacle IV™)	(7,434)	53,247	22,116	67,929	275,564	(133,753)	15,272	(153)	156,930	224,859	429,873	654,732	24,325	(12,278)	366	12,413

See accompanying notes.

* - 2004 inception date of division.

** - 2004 closing date of division.

13

Separate Account II of National Integrity Life Insurance Company

Notes to Financial Statements

December 31, 2005

1. Organization and Significant Accounting Policies

Organization and Nature of Operations

National Integrity Life Insurance Company (“National Integrity”) established Separate Account II (the “Separate Account”) on May 21, 1992, under the insurance laws of the state of New York, for the purpose of issuing flexible premium variable annuity contracts (“contracts”). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company (“Integrity”), which is a wholly owned subsidiary of The Western and Southern Life Insurance Company (“W&S”).

Contract holders may allocate or transfer their account values to one or more of the Separate Account’s investment divisions, or for certain contract holders, to one or more fixed guarantee rate options of National Integrity’s Separate Account Guaranteed Principal Option (“GPO”). Options in the Separate Account GPO include fixed guaranteed rate options over various maturity periods that are subject to a market value adjustment (“MVA”). In addition, certain contract holders may also allocate or transfer their account values to options held in National Integrity’s general account. Such options include a guaranteed interest division or a Systematic Transfer Option (“STO”). All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within either six months or one year of the contribution.

The Separate Account divisions invest in shares of the corresponding portfolios of the following funds or insurance trust funds (“Funds”): Variable Insurance Products Fund (“VIP”), Variable Insurance Products Fund II (“VIP II”), and Variable Insurance Products Fund III (“VIP III”), part of the Fidelity Investments group of companies (collectively, “Fidelity’s VIP Funds”); Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton Funds”); J.P. Morgan Series Trust II (“JPM Series”); MFS Variable Insurance Trust Funds (“MFS Funds”); Putnam Variable Trust Funds (“Putnam Funds”); Scudder VIT Funds (“Scudder Funds”), Touchstone Variable Series Trust Funds (“Touchstone Funds”), Van Kampen Universal Institutional Funds Portfolios (“Van Kampen UIF Funds”) and Van Kampen Life Investment Trust Portfolios (“Van Kampen LIT Portfolios”). Fidelity

14

Management and Research Company serves as investment adviser to Fidelity’s VIP Funds. The investment adviser of the Franklin Templeton Funds are various affiliates of Franklin Resources, Inc., doing business as Franklin Templeton Investments, including Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Templeton Investment Counsel, LLC, and Templeton Global Advisors Limited. J.P. Morgan Investment Management Inc. is the investment adviser to the JPM Series. Massachusetts Financial Services Company (“MFS”) is the investment adviser to the MFS Funds. Putnam Investment Management, LLC serves as the investment adviser of the Putnam Funds. The investment adviser for the Scudder Funds is Deutsche Asset Management, Inc. The Touchstone Funds are managed by Touchstone Advisors, Inc. Morgan Stanley Investment Management, Inc. is the investment adviser for the Van Kampen UIF Funds. Van Kampen Asset Management manages the Van Kampen LIT Portfolios.

The contract holder’s account value in a Separate Account division, also referred to as subaccount, will vary depending on the performance of the corresponding portfolio, also referred to as the underlying fund. The Separate Account currently has one hundred sixteen divisions available. The investment objective of each division and its corresponding portfolio are the same. Refer to each portfolio’s prospectus for a description of investment objectives.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account’s assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles for separate accounts formed as unit investment trusts.

Investments

Investments in shares of the Funds are valued at the net asset values of the respective portfolios, which approximate fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

15

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the Realized gain distributions line on the Statements of Operations. Dividends are included in the Dividends line on the Statements of Operations. Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Funds’ portfolios are reinvested in the respective portfolios and are reflected in the unit values of the divisions of the Separate Account.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges.

Taxes

Operations of the Separate Account are included in the income tax return of National Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a regulated investment company under Subchapter L of the Internal Revenue Code. Under the provisions of the policies, National Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, National Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, National Integrity retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

16

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

17

2. Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the periods ended December 31, 2005 (refer to the Statement of Changes in Net Assets for the applicable periods ended December 31, 2005) and the cost of shares held at December 31, 2005 for each division were as follows:

Division	Purchases	Sales	Cost
Affiliated:
Touchstone Aggressive ETF (Pinnacle IV™)	$1,875,640	$628,331	$1,729,328
Touchstone Balanced (Pinnacle IV™)	726,436	211,772	1,829,025
Touchstone Baron Small Cap (Pinnacle IV™)	937,608	200,137	2,270,397
Touchstone Conservative ETF (Pinnacle IV™)	996,008	128,294	890,060
Touchstone Core Bond (Pinnacle IV™)	406,580	121,906	874,810
Touchstone Emerging Growth (Pinnacle IV™)	815,659	97,159	1,579,085
Touchstone Enhanced Dividend 30 (Pinnacle IV™)	404,184	120,116	457,468
Touchstone Enhanced ETF (Pinnacle IV™)	1,861,768	695,551	1,188,235
Touchstone Growth & Income (Pinnacle IV™)	406,714	32,211	952,333
Touchstone High Yield (Pinnacle IV™)	1,072,254	739,125	2,265,657
Touchstone Large Cap Growth (Pinnacle IV™)	319,471	108,614	710,921
Touchstone Moderate ETF (Pinnacle IV™)	2,306,596	176,460	2,204,554
Touchstone Money Market (Pinnacle IV™)	5,428	13,491	169,932
Touchstone Third Avenue Value (Pinnacle IV™)	3,098,407	353,533	7,792,819
Touchstone Value Plus (Pinnacle IV™)	207,159	58,784	923,235
Touchstone Aggressive ETF (Pinnacle™)	191,032	229,135	624,639
Touchstone Balanced (Pinnacle™)	896,187	1,014,164	1,324,584
Touchstone Baron Small Cap (Pinnacle™)	286,330	1,133,156	2,548,948
Touchstone Conservative ETF (Pinnacle™)	219,459	17,599	202,212
Touchstone Core Bond (Pinnacle™)	753,271	689,996	958,206
Touchstone Emerging Growth (Pinnacle™)	245,251	48,094	425,809
Touchstone Enhanced Dividend 30 (Pinnacle™)	20,990	268,472	48,128
Touchstone Enhanced ETF (Pinnacle™)	3,141,523	159,302	3,208,785
Touchstone Growth & Income (Pinnacle™)	30,924	646,155	324,196
Touchstone High Yield (Pinnacle™)	470,591	1,502,913	3,062,992
Touchstone Large Cap Growth (Pinnacle™)	128,042	1,337,060	2,439,579
Touchstone Moderate ETF (Pinnacle™)	819,166	173,522	681,243
Touchstone Money Market (Pinnacle™)	9,741,024	6,080,118	10,404,432
Touchstone Third Avenue Value (Pinnacle™)	2,861,998	2,594,932	9,529,328
Touchstone Value Plus (Pinnacle™)	73,931	253,420	1,159,658
Non-Affiliated:
JP Morgan Bond (Pinnacle IV™)	971,261	274,990	3,733,990
JP Morgan International Equity (Pinnacle IV™)	492,833	37,357	1,010,702
JP Morgan Mid Cap Value (Pinnacle IV™)	1,052,775	264,684	2,506,872
JP Morgan Bond (Pinnacle™)	1,295,409	1,962,189	6,421,813
JP Morgan International Equities (Pinnacle™)	420,080	367,120	1,033,414
JP Morgan Mid Cap Value (Pinnacle™)	540,153	38,517	559,678
Van Kampen UIF Emerging Markets Debt (Pinnacle™)	223,044	274,431	829,952
Van Kampen UIF U.S. Real Estate (Pinnacle™)	1,307,788	2,033,771	2,513,066
Non-Affiliated Initial Class:
Fidelity VIP Equity-Income (Pinnacle™)	498,234	1,795,042	5,367,899
Fidelity VIP II Contrafund (Pinnacle™)	1,381,792	3,059,255	8,733,720

18

Division	Purchases	Sales	Cost
Non-Affiliated Initial Class (continued):
Fidelity VIP III Growth & Income (Pinnacle™)	$166,214	$1,529,547	$3,405,562
Fidelity VIP III Growth Opportunities (Pinnacle™)	57,817	456,560	1,772,131
Affiliated Service Class:
Touchstone Money Market (Pinnacle IV™)	6,238,982	4,481,741	6,385,433
Non-Affiliated Service Class:
MFS Capital Opportunities (Pinnacle IV™)	61,033	54,764	429,974
MFS Emerging Growth (Pinnacle IV™)	684,803	669,303	337,611
MFS Investors Growth Stock (Pinnacle IV™)	11,677	3,449	43,531
MFS Mid Cap Growth (Pinnacle IV™)	412,148	139,390	1,761,500
MFS New Discovery (Pinnacle IV™)	64,578	57,603	163,180
MFS Total Return (Pinnacle IV™)	1,209,069	473,314	3,285,367
Fidelity VIP Growth (Pinnacle™)	190,290	1,302,151	2,149,360
Fidelity VIP III Mid Cap (Pinnacle™)	1,082,628	2,152,503	6,340,941
MFS Capital Opportunities (Pinnacle™)	80,543	920,599	760,944
MFS Emerging Growth (Pinnacle™)	125,396	324,641	462,621
MFS Investors Growth Stock (Pinnacle™)	4,621	92	6,889
MFS Mid Cap Growth (Pinnacle™)	68,054	416,620	843,171
MFS New Discovery (Pinnacle™)	675,647	769,986	694,803
MFS Total Return (Pinnacle™)	373,046	238,297	151,498
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager (Pinnacle IV™)	166,333	10,219	240,126
Fidelity VIP Balanced (Pinnacle IV™)	530,962	16,397	949,754
Fidelity VIP Contrafund (Pinnacle IV™)	5,123,898	2,173,679	7,897,984
Fidelity VIP Dynamic Capital Appreciation (Pinnacle IV™)	173,162	5,572	174,080
Fidelity VIP Equity-Income (Pinnacle IV™)	1,038,043	235,039	3,246,663
Fidelity VIP Growth (Pinnacle IV™)	402,273	466,153	1,437,275
Fidelity VIP Growth & Income (Pinnacle IV™)	514,452	265,975	2,162,115
Fidelity VIP Growth Opportunities (Pinnacle IV™)	160,109	11,929	328,795
Fidelity VIP High Income (Pinnacle IV™)	341,607	176,179	675,046
Fidelity VIP Investment Grade Bond (Pinnacle IV™)	993,301	18,766	1,263,036
Fidelity VIP Mid Cap (Pinnacle IV™)	1,171,621	339,735	2,716,697
Fidelity VIP Overseas (Pinnacle IV™)	172,751	30,258	214,433
Fidelity VIP Asset Manager (Pinnacle™)	654,201	600,097	60,765
Fidelity VIP Balanced (Pinnacle™)	1,395,414	1,280,195	238,333
Fidelity VIP Dynamic Capital Appreciation (Pinnacle™)	61,161	26,968	34,988
Fidelity VIP High Income (Pinnacle™)	148,917	61,276	131,927
Fidelity VIP Investment Grade Bond (Pinnacle™)	212,232	113,113	126,779
Fidelity VIP Overseas (Pinnacle™)	198,760	81,176	172,216
Non-Affiliated Class 1:
Van Kampen UIF Emerging Markets Debt (Pinnacle IV™)	278,841	141,370	370,495
Van Kampen UIF U.S. Real Estate (Pinnacle IV™)	1,424,428	482,371	2,730,953
Franklin Growth and Income Securities (Pinnacle™)	506,576	2,160,933	6,759,136
Franklin Income Securities (Pinnacle™)	1,462,911	3,686,403	14,843,157
Non-Affiliated Class 1B Shares:
Putnam VT Discovery Growth (Pinnacle IV™)	32,756	6,270	98,153
Putnam VT Growth and Income (Pinnacle IV™)	191,010	89,223	880,845
Putnam VT International Equity (Pinnacle IV™)	444,158	213,329	957,662
Putnam VT Small Cap Value (Pinnacle IV™)	414,101	123,014	1,316,984

19

Division	Purchases	Sales	Cost
Non-Affiliated Class 1B Shares (continued):
Putnam VT The George Putnam Fund of Boston (Pinnacle IV™)	$128,000	$54,582	$447,529
Putnam VT Voyager (Pinnacle IV™)	27,177	10,230	150,928
Putnam VT Discovery Growth (Pinnacle™)	1,790	30,960	62,114
Putnam VT Growth and Income (Pinnacle™)	718,001	644,823	357,821
Putnam VT International Equity (Pinnacle™)	228,069	185,614	707,796
Putnam VT Small Cap Value (Pinnacle™)	3,055,353	2,875,323	2,802,567
Putnam VT The George Putnam Fund of Boston (Pinnacle™)	150,465	161,032	79,495
Putnam VT Voyager (Pinnacle™)	1,761	10,476	45,803
Non-Affiliated Class 2:
Franklin Growth and Income Securities (Pinnacle IV™)	659,809	116,379	1,806,218
Franklin Income Securities (Pinnacle IV™)	2,392,141	314,963	5,810,047
Franklin Large Cap Growth Securities (Pinnacle IV™)	823,457	562,924	1,637,522
Franklin Mutual Shares Securities (Pinnacle IV™)	1,309,561	179,613	3,370,560
Templeton Foreign Securities (Pinnacle IV™)	1,191,604	167,035	2,109,680
Templeton Growth Securities (Pinnacle IV™)	943,589	233,208	1,715,982
Van Kampen LIT Comstock (Pinnacle IV™)	485,663	61,399	974,824
Van Kampen LIT Emerging Growth (Pinnacle IV™)	57,113	23,336	366,838
Van Kampen UIF Emerging Markets Equity (Pinnacle IV™)	943,837	694,570	674,366
Franklin Large Cap Growth Securities (Pinnacle™)	172,592	125,043	457,338
Franklin Mutual Shares Securities (Pinnacle™)	336,785	316,995	1,243,299
Templeton Foreign Securities (Pinnacle™)	5,490,906	4,098,836	2,446,487
Templeton Growth Securities (Pinnacle™)	672,932	362,309	973,826
Van Kampen LIT Comstock (Pinnacle™)	390,617	252,847	534,900
Van Kampen LIT Emerging Growth (Pinnacle™)	6,372	4,002	62,930
Van Kampen UIF Emerging Markets Equity (Pinnacle™)	1,734,285	1,616,480	1,265,241
Non-Affiliated Class A:
Scudder VIT EAFE Equity Index (Pinnacle IV™)	3,613	109,794	—
Scudder VIT Equity 500 Index (Pinnacle IV™)	34,502	43,975	456,331
Scudder VIT Small Cap Index (Pinnacle IV™)	13,740	4,331	54,032
Scudder VIT EAFE Equity Index (Pinnacle™)	669,197	9,699,279	—
Scudder VIT Equity 500 Index (Pinnacle™)	997,311	3,677,192	7,268,355
Scudder VIT Small Cap Index (Pinnacle™)	1,580,598	2,627,074	2,718,001
Non-Affiliated Class B:
Scudder VIT EAFE Equity Index (Pinnacle IV™)	285,910	982,267	—
Scudder VIT Equity 500 Index (Pinnacle IV™)	1,585,242	420,378	4,728,851
Scudder VIT Small Cap Index (Pinnacle IV™)	127,365	67,159	640,742

20

3. Expenses

Two contracts are currently offered by the Separate Account: Pinnacle and Pinnacle IV. The contracts have a deferred sales load charge. Pinnacle charges 1.20% and 0.15% and Pinnacle IV charges 1.30% and 0.15% of net assets for mortality expense risks and administrative expenses, respectively. These charges are deducted on a daily basis. In addition, an annual administrative charge of $30 per contract is assessed if the participant’s account value is less than $50,000 at the end of any participation year prior to the participant’s retirement date (as defined by the participant’s contract).

National Integrity also deducts an amount quarterly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted on a quarterly anniversary day.

21

4. Financial Highlights

A summary of net assets, unit values, units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for the periods ended December 31, 2005, 2004, 2003, 2002 and 2001 (refer to the Statement of Changes in Net Assets for the applicable periods ended December 31, 2005 and 2004).

Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

					Investment
		Units	Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)	Value	(000s)	Ratio (1)	Ratio	Return (2)
Affiliated:
Touchstone Aggressive ETF (Pinnacle IV™)
	2005	169	$10.59	$1,790	0.00%	1.45%	3.11%
	2004	47	10.27	478	12.05%	1.45%	2.70%
Touchstone Balanced (Pinnacle IV™)
	2005	152	12.56	1,904	1.60%	1.45%	5.12%
	2004	116	11.95	1,381	1.71%	1.45%	7.95%
	2003	16	11.07	173	1.49%	1.45%	19.81%
Touchstone Baron Small Cap (Pinnacle IV™)
	2005	181	15.60	2,830	0.00%	1.45%	6.12%
	2004	130	14.70	1,907	0.00%	1.45%	25.96%
	2003	71	11.67	828	0.00%	1.45%	31.57%
	2002	26	8.87	233	0.00%	1.45%	(11.30)%
Touchstone Conservative ETF (Pinnacle IV™)
	2005	88	10.34	908	0.00%	1.45%	1.82%
	2004	2	10.16	22	15.62%	1.45%	1.60%
Touchstone Core Bond (Pinnacle IV™)
	2005	80	10.89	874	0.00%	1.45%	0.21%
	2004	53	10.87	577	3.91%	1.45%	1.78%
	2003	48	10.68	511	6.05%	1.45%	2.01%
	2002	14	10.47	150	49.15%	1.45%	4.70%
Touchstone Emerging Growth (Pinnacle IV™)
	2005	101	13.97	1,414	5.95%	1.45%	13.65%
	2004	73	12.29	891	3.37%	1.45%	10.42%
	2003	6	11.13	68	0.00%	1.45%	45.11%
	2002	2	7.67	12	3.64%	1.45%	(23.30)%

(1)          Results for periods of less than one year have been annualized.

(2)          Results for periods of less than one year have not been annualized.

22

						Investment
		Units		Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)		Value	(000s)	Ratio (1)	Ratio	Return (2)
Affiliated (continued):
Touchstone Enhanced Dividend 30 (Pinnacle IV™)
	2005	43		$10.52	$455	0.00%	1.45%	(4.47)%
	2004	16		11.01	181	6.12%	1.45%	3.67%
	2003	1		10.62	11	1.62%	1.45%	29.99%
	2002	—	*	8.17	1	4.01%	1.45%	(18.30)%
Touchstone Enhanced ETF (Pinnacle IV™)
	2005	113		10.97	1,236	0.00%	1.45%	4.47%
	2004	1		10.50	7	7.82%	1.45%	5.00%
Touchstone Growth & Income (Pinnacle IV™)
	2005	81		11.77	958	0.04%	1.45%	0.42%
	2004	52		11.72	615	2.51%	1.45%	8.42%
	2003	50		10.81	538	14.90%	1.45%	31.03%
	2002	—	*	8.25	1	0.22%	1.45%	(17.50)%
Touchstone High Yield (Pinnacle IV™)
	2005	176		13.08	2,305	0.00%	1.45%	1.76%
	2004	148		12.85	1,907	8.70%	1.45%	7.98%
	2003	96		11.90	1,143	17.34%	1.45%	22.18%
	2002	21		9.74	204	15.04%	1.45%	(2.60)%
Touchstone Large Cap Growth (Pinnacle IV™)
	2005	76		10.48	797	0.11%	1.45%	(1.38)%
	2004	55		10.63	587	1.19%	1.45%	13.33%
	2003	40		9.38	377	0.19%	1.45%	30.28%
	2002	10		7.20	72	0.00%	1.45%	(28.00)%
Touchstone Moderate ETF (Pinnacle IV™)
	2005	216		10.50	2,269	0.00%	1.45%	2.44%
	2004	7		10.25	76	6.73%	1.45%	2.50%
Touchstone Money Market (Pinnacle IV™)
	2005	17		10.11	170	3.11%	1.45%	1.67%
	2004	18		9.94	178	1.27%	1.45%	(0.10)%
	2003	35		9.95	346	0.99%	1.45%	(0.50)%
	2002	7		10.00	74	0.63%	1.45%	0.00%
Touchstone Third Avenue Value (Pinnacle IV™)
	2005	642		16.47	10,577	0.90%	1.45%	15.69%
	2004	469		14.24	6,676	0.31%	1.45%	24.15%
	2003	304		11.47	3,483	0.31%	1.45%	38.19%
	2002	139		8.30	1,157	2.77%	1.45%	(17.00)%
Touchstone Value Plus (Pinnacle IV™)
	2005	102		10.93	1,113	0.00%	1.45%	0.68%
	2004	86		10.86	939	0.89%	1.45%	8.93%
	2003	67		9.97	668	1.06%	1.45%	27.82%
Touchstone Aggressive ETF (Pinnacle™)
	2005	61		10.60	651	0.00%	1.35%	3.22%
	2004	65		10.27	663	14.12%	1.35%	2.70%
Touchstone Balanced (Pinnacle™)
	2005	104		12.61	1,314	1.36%	1.35%	5.15%
	2004	120		11.99	1,437	1.58%	1.35%	8.21%
	2003	31		11.08	340	0.82%	1.35%	19.91%
	2002	45		9.24	419	3.64%	1.35%	(7.60)%

(1)  Results for periods of less than one year have been annualized.

(2)  Results for periods of less than one year have not been annualized.

* -  Less than 1,000.

23

						Investment
		Units		Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)		Value	(000s)	Ratio (1)	Ratio	Return (2)
Affiliated (continued):
Touchstone Baron Small Cap (Pinnacle™)
	2005	148		$26.83	$3,970	0.00%	1.35%	6.22%
	2004	179		25.26	4,512	0.00%	1.35%	26.11%
	2003	202		20.03	4,046	0.00%	1.35%	31.60%
	2002	185		15.22	2,810	0.00%	1.35%	(15.21)%
	2001	229		17.95	4,102	0.00%	1.35%	5.09%
Touchstone Conservative ETF (Pinnacle™)
	2005	20		10.36	207	0.00%	1.35%	1.93%
Touchstone Core Bond (Pinnacle™)
	2005	88		10.93	960	0.00%	1.35%	0.31%
	2004	81		10.90	882	2.31%	1.35%	1.87%
	2003	209		10.70	2,240	7.86%	1.35%	2.10%
	2002	72		10.48	752	11.04%	1.35%	4.80%
Touchstone Emerging Growth (Pinnacle™)
	2005	27		14.02	372	6.37%	1.35%	13.79%
	2004	19		12.32	234	2.12%	1.35%	10.49%
	2003	13		11.15	144	0.00%	1.35%	45.37%
	2002	1		7.67	6	1.21%	1.35%	(23.30)%
Touchstone Enhanced Dividend 30 (Pinnacle™)
	2005	4		10.56	47	0.00%	1.35%	(4.38)%
	2004	27		11.04	302	2.50%	1.35%	3.76%
	2003	1		10.64	15	2.38%	1.35%	30.07%
	2002	—	*	8.18	2	0.16%	1.35%	(18.20)%
Touchstone Enhanced ETF (Pinnacle™)
	2005	308		10.98	3,383	0.00%	1.35%	4.58%
	2004	22		10.50	229	6.56%	1.35%	5.00%
Touchstone Growth & Income (Pinnacle™)
	2005	28		11.81	326	0.02%	1.35%	0.45%
	2004	81		11.76	957	1.93%	1.35%	8.69%
	2003	50		10.82	546	6.46%	1.35%	30.99%
	2002	2		8.26	20	0.20%	1.35%	(17.40)%
Touchstone High Yield (Pinnacle™)
	2005	236		13.12	3,096	0.00%	1.35%	1.90%
	2004	312		12.88	4,022	5.87%	1.35%	8.05%
	2003	514		11.92	6,127	9.07%	1.35%	22.26%
	2002	480		9.75	4,679	8.82%	1.35%	(2.50)%
Touchstone Large Cap Growth (Pinnacle™)
	2005	163		19.05	3,111	0.08%	1.35%	(1.25)%
	2004	225		19.29	4,334	0.97%	1.35%	13.34%
	2003	242		17.02	4,112	0.12%	1.35%	30.52%
	2002	269		13.04	3,512	0.00%	1.35%	(31.44)%
	2001	368		19.02	6,993	0.00%	1.35%	(28.90)%
Touchstone Moderate ETF (Pinnacle™)
	2005	67		10.51	701	0.00%	1.35%	2.55%
	2004	4		10.25	36	7.39%	1.35%	2.50%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

* - Less than 1,000.

24

						Investment
		Units		Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)		Value	(000s)	Ratio (1)	Ratio	Return (2)
Affiliated (continued):
Touchstone Money Market (Pinnacle™)
	2005	1,026		$10.14	$10,404	3.21%	1.35%	1.74%
	2004	677		9.97	6,746	1.27%	1.35%	0.00%
	2003	1,604		9.97	15,989	0.88%	1.35%	(0.30)%
	2002	70		10.00	704	0.81%	1.35%	0.00%
Touchstone Third Avenue Value (Pinnacle™)
	2005	285		48.38	13,791	0.80%	1.35%	15.84%
	2004	282		41.77	11,798	0.23%	1.35%	24.20%
	2003	320		33.63	10,745	0.35%	1.35%	38.34%
	2002	323		24.31	7,847	1.54%	1.35%	(18.61)%
	2001	354		29.87	10,574	0.82%	1.35%	13.70%
Touchstone Value Plus (Pinnacle™)
	2005	140		10.97	1,540	0.00%	1.35%	0.77%
	2004	155		10.89	1,689	0.69%	1.35%	9.12%
	2003	186		9.98	1,857	0.87%	1.35%	27.95%
	2002	—	*	7.80	0	1.40%	1.35%	(22.00)%
Non-Affiliated:
JP Morgan Bond (Pinnacle IV™)
	2005	324		11.30	3,663	4.80%	1.45%	1.35%
	2004	272		11.15	3,035	4.38%	1.45%	2.76%
	2003	216		10.85	2,346	4.32%	1.45%	2.17%
	2002	126		10.62	1,334	0.18%	1.45%	6.20%
JP Morgan International Equity (Pinnacle IV™)
	2005	81		14.44	1,170	0.78%	1.45%	9.10%
	2004	47		13.24	619	0.37%	1.45%	16.65%
	2003	8		11.35	94	0.66%	1.45%	30.46%
	2002	2		8.70	15	0.13%	1.45%	(13.00)%
JP Morgan Mid Cap Value (Pinnacle IV™)
	2005	194		15.08	2,924	0.92%	1.45%	7.67%
	2004	140		14.01	1,960	0.58%	1.45%	19.23%
	2003	52		11.75	613	0.19%	1.45%	27.72%
	2002	2		9.20	18	0.00%	1.45%	(8.00)%
JP Morgan Bond (Pinnacle™)
	2005	452		13.93	6,297	5.23%	1.35%	1.43%
	2004	520		13.73	7,139	4.82%	1.35%	2.85%
	2003	657		13.35	8,772	4.98%	1.35%	2.38%
	2002	953		13.04	12,424	0.62%	1.35%	7.33%
	2001	693		12.15	8,421	6.26%	1.35%	5.47%
JP Morgan International Equities (Pinnacle™)
	2005	97		12.63	1,221	0.80%	1.35%	9.22%
	2004	92		11.56	1,066	0.55%	1.35%	16.77%
	2003	62		9.90	610	0.74%	1.35%	30.61%
	2002	108		7.58	817	0.36%	1.35%	(19.36)%
	2001	60		9.40	564	1.52%	1.35%	(20.27)%
JP Morgan Mid Cap Value (Pinnacle™)
	2005	48		12.39	591	0.38%	1.35%	7.72%
	2004	5		11.50	56	0.00%	1.35%	15.00%
	2003	7		12.49	83	0.00%	1.35%	24.90%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

* - Less than 1,000.

25

					Investment
		Units	Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)	Value	(000s)	Ratio (1)	Ratio	Return (2)
Non-Affiliated (continued)
Van Kampen UIF Emerging Markets Debt (Pinnacle™)
	2005	47	$19.15	$905	9.59%	1.35%	10.73%
	2004	54	17.29	941	10.69%	1.35%	8.61%
	2003	67	15.92	1,064	0.00%	1.35%	26.15%
	2002	78	12.62	983	8.37%	1.35%	7.68%
	2001	49	11.72	571	8.99%	1.35%	8.62%
Van Kampen UIF U.S. Real Estate (Pinnacle™)
	2005	120	25.29	3,043	1.58%	1.35%	15.46%
	2004	154	21.90	3,364	1.89%	1.35%	34.60%
	2003	160	16.27	2,600	0.00%	1.35%	35.58%
	2002	225	12.00	2,706	4.39%	1.35%	(2.12)%
	2001	103	12.26	1,266	4.05%	1.35%	8.40%
Non-Affiliated Initial Class:
Fidelity VIP Equity-Income (Pinnacle™)
	2005	388	14.61	5,674	2.23%	1.35%	4.46%
	2004	500	13.99	6,995	1.59%	1.35%	9.98%
	2003	550	12.72	6,990	1.92%	1.35%	28.61%
	2002	595	9.89	5,880	1.92%	1.35%	(18.06)%
	2001	639	12.07	7,711	1.65%	1.35%	(6.29)%
Fidelity VIP II Contrafund (Pinnacle™)
	2005	726	18.49	13,418	0.32%	1.35%	15.35%
	2004	817	16.03	13,094	0.33%	1.35%	13.93%
	2003	811	14.07	11,412	0.52%	1.35%	26.76%
	2002	960	11.10	10,651	0.82%	1.35%	(10.63)%
	2001	839	12.42	10,415	1.05%	1.35%	(13.39)%
Fidelity VIP III Growth & Income (Pinnacle™)
	2005	315	13.52	4,254	1.66%	1.35%	6.21%
	2004	423	12.73	5,383	0.93%	1.35%	4.34%
	2003	479	12.20	5,845	1.19%	1.35%	22.12%
	2002	490	9.99	4,898	1.53%	1.35%	(17.78)%
	2001	683	12.15	8,298	1.46%	1.35%	(9.93)%
Fidelity VIP III Growth Opportunities (Pinnacle™)
	2005	201	10.44	2,093	0.97%	1.35%	7.39%
	2004	240	9.72	2,337	0.57%	1.35%	5.77%
	2003	330	9.19	3,031	0.81%	1.35%	28.17%
	2002	296	7.17	2,120	1.19%	1.35%	(22.90)%
	2001	382	9.30	3,553	0.42%	1.35%	(15.61)%
Non-Affiliated Service Class:
Touchstone Money Market (Pinnacle IV™)
	2005	635	10.06	6,385	2.94%	1.45%	1.42%
	2004	466	9.92	4,627	1.10%	1.45%	(0.40)%
	2003	424	9.96	4,225	0.64%	1.45%	(0.40)%
MFS Capital Opportunities (Pinnacle IV™)
	2005	45	10.56	480	0.55%	1.45%	(0.02)%
	2004	45	10.56	470	0.06%	1.45%	10.46%
	2003	6	9.56	58	0.00%	1.45%	25.29%
	2002	2	7.63	13	0.00%	1.45%	(23.70)%
MFS Emerging Growth (Pinnacle IV™)
	2005	33	11.35	375	0.00%	1.45%	7.32%
	2004	32	10.58	335	0.00%	1.45%	11.13%
	2003	32	9.52	306	0.00%	1.45%	27.96%
	2002	1	7.44	10	0.00%	1.45%	(25.60)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

26

						Investment
		Units		Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)		Value	(000s)	Ratio (1)	Ratio	Return (2)
Non-Affiliated Service Class (continued):
MFS Investors Growth Stock (Pinnacle IV™)
	2005	5		$10.34	$48	0.14%	1.45%	2.77%
	2004	4		10.06	39	0.00%	1.45%	7.36%
	2003	4		9.37	39	0.00%	1.45%	20.75%
	2002	2		7.76	18	0.00%	1.45%	(22.40)%
MFS Mid Cap Growth (Pinnacle IV™)
	2005	211		10.16	2,141	0.00%	1.45%	1.37%
	2004	179		10.02	1,798	0.00%	1.45%	12.71%
	2003	113		8.89	1,004	0.00%	1.45%	34.70%
	2002	46		6.60	303	0.00%	1.45%	(34.00)%
MFS New Discovery (Pinnacle IV™)
	2005	17		10.62	177	0.00%	1.45%	3.51%
	2004	16		10.26	164	0.00%	1.45%	4.69%
	2003	19		9.80	191	0.00%	1.45%	31.54%
	2002	1		7.45	10	0.00%	1.45%	(25.50)%
MFS Total Return (Pinnacle IV™)
	2005	284		12.02	3,410	2.43%	1.45%	1.15%
	2004	233		11.88	2,764	1.36%	1.45%	9.39%
	2003	114		10.86	1,234	1.22%	1.45%	14.32%
	2002	35		9.50	330	0.56%	1.45%	(5.00)%
Fidelity VIP Growth (Pinnacle™)
	2005	287		8.34	2,390	0.45%	1.35%	4.22%
	2004	424		8.00	3,393	0.15%	1.35%	1.91%
	2003	436		7.85	3,426	0.19%	1.35%	31.05%
	2002	433		5.99	2,592	0.17%	1.35%	(31.15)%
	2001	379		8.70	3,300	0.00%	1.35%	(18.92)%
Fidelity VIP III Mid Cap (Pinnacle™)
	2005	373		29.08	10,862	0.00%	1.35%	16.61%
	2004	415		24.94	10,350	0.00%	1.35%	23.10%
	2003	382		20.26	7,732	0.32%	1.35%	36.61%
	2002	455		14.83	6,742	0.86%	1.35%	(11.09)%
	2001	407		16.68	6,794	0.00%	1.35%	(4.69)%
MFS Capital Opportunities (Pinnacle™)
	2005	121		7.10	861	0.70%	1.35%	0.16%
	2004	241		7.09	1,712	0.16%	1.35%	10.61%
	2003	116		6.41	746	0.00%	1.35%	25.20%
	2002	124		5.12	633	0.00%	1.35%	(30.72)%
	2001	134		7.39	991	4.20%	1.35%	(24.75)%
MFS Emerging Growth (Pinnacle™)
	2005	94		6.19	580	0.00%	1.35%	7.53%
	2004	125		5.76	723	0.00%	1.35%	11.20%
	2003	147		5.18	761	0.00%	1.35%	28.22%
	2002	159		4.04	641	0.00%	1.35%	(34.84)%
	2001	154		6.20	954	0.00%	1.35%	(34.53)%
MFS Investors Growth Stock (Pinnacle™)
	2005	1		11.20	8	0.17%	1.35%	2.81%
	2004	—	*	10.89	2	0.00%	1.35%	8.90%
	2003	115		7.51	862	0.44%	1.35%	20.35%
	2002	117		6.24	731	0.45%	1.35%	(22.29)%
	2001	130		8.03	1,047	0.64%	1.35%	(17.22)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

* - Less than 1,000.

27

					Investment
		Units	Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)	Value	(000s)	Ratio (1)	Ratio	Return (2)
Non-Affiliated Service Class (continued):
MFS Mid Cap Growth (Pinnacle™)
	2005	140	$7.11	$995	0.00%	1.35%	1.49%
	2004	189	7.01	1,327	0.00%	1.35%	12.88%
	2003	206	6.21	1,278	0.00%	1.35%	34.71%
	2002	155	4.61	717	0.00%	1.35%	(44.19)%
	2001	173	8.26	1,427	1.15%	1.35%	(18.78)%
MFS New Discovery (Pinnacle™)
	2005	81	9.32	753	0.00%	1.35%	3.58%
	2004	91	9.00	816	0.00%	1.35%	4.77%
	2003	126	8.59	1,081	0.00%	1.35%	31.75%
	2002	119	6.52	776	0.00%	1.35%	(32.78)%
	2001	134	9.70	1,296	2.69%	1.35%	(6.55)%
MFS Total Return (Pinnacle™)
	2005	14	11.06	154	1.13%	1.35%	1.19%
	2004	2	10.93	20	0.00%	1.35%	9.30%
	2003	14	9.83	139	0.43%	1.45%	20.17%
	2002	8	8.18	67	0.00%	1.45%	(18.20)%
	2003	8	9.82	80	0.05%	1.45%	22.60%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager (Pinnacle IV™)
	2005	24	10.60	250	1.41%	1.45%	2.31%
	2004	8	10.36	86	0.00%	1.45%	3.60%
Fidelity VIP Balanced (Pinnacle IV™)
	2005	84	12.04	1,009	1.71%	1.45%	3.98%
	2004	39	11.58	457	1.42%	1.45%	3.67%
	2003	23	11.17	252	0.00%	1.45%	11.70%
Fidelity VIP Contrafund (Pinnacle IV™)
	2005	612	15.11	9,241	0.12%	1.45%	14.97%
	2004	392	13.14	5,152	0.14%	1.45%	13.47%
	2003	162	11.58	1,880	0.13%	1.45%	26.28%
	2002	30	9.17	273	0.00%	1.45%	(8.30)%
Fidelity VIP Dynamic Capital Appreciation (Pinnacle IV™)
	2005	14	13.59	191	0.00%	1.45%	18.96%
	2004	1	11.42	6	0.00%	1.45%	(0.17)%
Fidelity VIP Equity-Income (Pinnacle IV™)
	2005	294	12.48	3,674	1.67%	1.45%	4.06%
	2004	235	11.99	2,818	1.05%	1.45%	9.60%
	2003	136	10.94	1,493	1.15%	1.45%	28.10%
	2002	63	8.54	536	0.00%	1.45%	(14.60)%
Fidelity VIP Growth (Pinnacle IV™)
	2005	155	10.20	1,581	0.28%	1.45%	3.95%
	2004	160	9.81	1,572	0.10%	1.45%	1.66%
	2003	122	9.65	1,173	0.06%	1.45%	30.58%
	2002	34	7.39	248	0.00%	1.45%	(26.10)%
Fidelity VIP Growth & Income (Pinnacle IV™)
	2005	208	11.68	2,428	1.26%	1.45%	5.87%
	2004	185	11.03	2,037	0.69%	1.45%	3.96%
	2003	140	10.61	1,484	0.65%	1.45%	21.67%
	2002	51	8.72	446	0.00%	1.45%	(12.80)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

28

					Investment
		Units	Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)	Value	(000s)	Ratio (1)	Ratio	Return (2)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth Opportunities (Pinnacle IV™)
	2005	31	$11.73	$365	0.60%	1.45%	7.12%
	2004	18	10.95	199	0.30%	1.45%	5.29%
	2003	10	10.40	100	0.35%	1.45%	27.61%
	2002	5	8.15	39	0.00%	1.45%	(18.50)%
Fidelity VIP High Income (Pinnacle IV™)
	2005	51	12.48	636	14.58%	1.45%	0.84%
	2004	44	12.38	540	7.76%	1.45%	7.75%
	2003	33	11.49	379	0.00%	1.45%	14.90%
Fidelity VIP Investment Grade Bond (Pinnacle IV™)
	2005	121	10.36	1,258	1.97%	1.45%	0.43%
	2004	28	10.32	292	0.00%	1.45%	3.20%
Fidelity VIP Mid Cap (Pinnacle IV™)
	2005	197	17.65	3,475	0.00%	1.45%	16.29%
	2004	146	15.18	2,212	0.00%	1.45%	22.91%
	2003	64	12.35	796	0.15%	1.45%	36.16%
	2002	18	9.07	167	0.00%	1.45%	(9.30)%
Fidelity VIP Overseas (Pinnacle IV™)
	2005	20	12.95	253	0.64%	1.45%	17.07%
	2004	7	11.06	74	0.00%	1.45%	10.60%
Fidelity VIP Asset Manager (Pinnacle™)
	2005	6	10.62	63	0.24%	1.35%	2.38%
Fidelity VIP Balanced (Pinnacle™)
	2005	22	10.93	246	1.37%	1.35%	4.12%
	2004	12	10.50	121	0.00%	1.35%	5.00%
Fidelity VIP Dynamic Capital Appreciation (Pinnacle™)
	2005	3	12.69	35	0.00%	1.35%	19.04%
Fidelity VIP High Income (Pinnacle™)
	2005	12	10.85	126	13.37%	1.35%	0.93%
	2004	4	10.75	48	0.00%	1.35%	7.50%
Fidelity VIP Investment Grade Bond (Pinnacle™)
	2005	12	10.38	128	2.07%	1.35%	0.50%
	2004	3	10.33	30	0.00%	1.35%	3.30%
Fidelity VIP Overseas (Pinnacle™)
	2005	15	12.97	199	0.27%	1.35%	17.16%
	2004	5	11.07	55	0.00%	1.35%	10.70%
Non-Affiliated Class 1:
Van Kampen UIF Emerging Markets Debt (Pinnacle IV™)
	2005	25	15.65	387	8.98%	1.45%	10.63%
	2004	17	14.15	241	11.64%	1.45%	8.43%
	2003	12	13.05	159	0.00%	1.45%	26.09%
	2002	4	10.35	39	24.11%	1.45%	3.50%
Van Kampen UIF U.S. Real Estate (Pinnacle IV™)
	2005	163	20.44	3,326	1.44%	1.45%	15.39%
	2004	116	17.71	2,061	2.00%	1.45%	34.37%
	2003	53	13.18	696	0.00%	1.45%	35.60%
	2002	17	9.72	168	9.93%	1.45%	(2.80)%
Franklin Growth and Income Securities (Pinnacle™)
	2005	637	13.34	8,495	2.77%	1.35%	2.29%
	2004	780	13.04	10,172	2.57%	1.35%	9.40%
	2003	887	11.92	10,578	3.67%	1.35%	19.20%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

29

						Investment
		Units		Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)		Value	(000s)	Ratio (1)	Ratio	Return (2)
Non-Affiliated Class 1 (continued):
Franklin Income Securities (Pinnacle™)
	2005	1,288		$14.32	$18,447	3.94%	1.35%	0.49%
	2004	1,479		14.25	21,072	3.24%	1.35%	12.56%
	2003	1,633		12.66	20,670	5.46%	1.35%	26.60%
Non-Affiliated Class 1B Shares:
Putnam VT Discovery Growth (Pinnacle IV™)
	2005	10		11.22	113	0.00%	1.45%	5.65%
	2004	7		10.62	79	0.00%	1.45%	6.09%
	2003	3		10.01	27	0.00%	1.45%	30.00%
	2002	—	*	7.70	1	0.00%	1.45%	(23.00)%
Putnam VT Growth and Income (Pinnacle IV™)
	2005	83		12.01	1,002	1.58%	1.45%	3.70%
	2004	75		11.58	865	1.47%	1.45%	9.45%
	2003	43		10.58	459	1.04%	1.45%	25.65%
	2002	18		8.42	150	0.29%	1.45%	(15.80)%
Putnam VT International Equity (Pinnacle IV™)
	2005	81		13.91	1,127	1.28%	1.45%	10.54%
	2004	63		12.58	788	0.86%	1.45%	14.57%
	2003	17		10.98	189	0.72%	1.45%	26.64%
	2002	11		8.67	93	0.00%	1.45%	(13.30)%
	2003	1		12.48	11	0.00%	1.45%	24.80%
Putnam VT Small Cap Value (Pinnacle IV™)
	2005	99		16.23	1,613	5.57%	1.45%	5.47%
	2004	84		15.39	1,296	0.30%	1.45%	24.41%
	2003	60		12.37	742	0.20%	1.45%	47.44%
	2002	18		8.39	153	0.07%	1.45%	(16.10)%
Putnam VT The George Putnam Fund of Boston (Pinnacle IV™)
	2005	39		12.23	477	1.84%	1.45%	2.48%
	2004	33		11.93	393	1.70%	1.45%	6.61%
	2003	15		11.19	164	0.00%	1.45%	11.90%
Putnam VT Voyager (Pinnacle IV™)
	2005	13		12.67	167	0.64%	1.45%	4.15%
	2004	12		12.17	142	0.13%	1.45%	3.49%
	2003	3		11.76	39	0.00%	1.45%	17.60%
Putnam VT Discovery Growth (Pinnacle™)
	2005	6		12.00	73	0.00%	1.35%	5.83%
	2004	9		11.34	97	0.00%	1.35%	6.08%
	2003	14		10.69	148	0.00%	1.35%	30.21%
	2002	15		8.21	120	0.00%	1.35%	(30.54)%
	2001	1		11.82	13	0.00%	1.35%	18.20%
Putnam VT Growth and Income (Pinnacle™)
	2005	30		12.16	367	1.50%	1.35%	3.81%
	2004	25		11.71	294	1.70%	1.35%	9.64%
	2003	46		10.68	487	1.61%	1.35%	25.65%
	2002	48		8.50	408	1.60%	1.35%	(20.11)%
	2001	46		10.64	494	0.00%	1.35%	6.40%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

* - Less than 1,000.

30

					Investment
		Units	Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)	Value	(000s)	Ratio (1)	Ratio	Return (2)
Non-Affiliated Class 1B Shares (continued):
Putnam VT International Equity (Pinnacle™)
	2005	68	$12.66	$857	1.35%	1.35%	10.64%
	2004	64	11.44	732	1.60%	1.35%	14.63%
	2003	96	9.98	956	1.04%	1.35%	26.81%
	2002	89	7.87	703	0.28%	1.35%	(18.78)%
	2001	6	9.69	60	0.00%	1.35%	(3.10)%
Putnam VT Small Cap Value (Pinnacle™)
	2005	186	15.82	2,942	5.88%	1.35%	5.57%
	2004	181	14.99	2,719	0.31%	1.35%	24.50%
	2003	157	12.04	1,889	0.27%	1.35%	47.73%
	2002	113	8.15	924	0.23%	1.35%	(19.39)%
	2001	46	10.11	470	0.00%	1.35%	1.10%
Putnam VT The George Putnam Fund of Boston (Pinnacle™)
	2005	7	12.26	81	1.84%	1.35%	2.62%
	2004	7	11.95	89	1.35%	1.35%	6.70%
	2003	5	11.20	54	1.69%	1.35%	12.00%
Putnam VT Voyager (Pinnacle™)
	2005	4	12.71	51	0.76%	1.35%	4.29%
	2004	5	12.19	58	0.28%	1.35%	3.57%
	2003	7	11.77	77	0.20%	1.35%	17.70%
Non-Affiliated Class 2:
Franklin Growth and Income Securities (Pinnacle IV™)
	2005	147	13.20	1,940	2.55%	1.45%	2.05%
	2004	108	12.93	1,390	2.40%	1.45%	8.93%
	2003	49	11.87	578	3.10%	1.45%	18.70%
Franklin Income Securities (Pinnacle IV™)
	2005	427	14.17	6,054	3.71%	1.45%	0.11%
	2004	289	14.15	4,087	3.29%	1.45%	12.21%
	2003	114	12.61	1,433	4.62%	1.45%	26.10%
Franklin Large Cap Growth Securities (Pinnacle IV™)
	2005	135	12.66	1,706	0.55%	1.45%	(0.40)%
	2004	113	12.71	1,439	0.39%	1.45%	6.36%
	2003	20	11.95	233	0.18%	1.45%	19.50%
Franklin Mutual Shares Securities (Pinnacle IV™)
	2005	265	14.69	3,892	0.95%	1.45%	8.96%
	2004	182	13.48	2,450	0.75%	1.45%	10.95%
	2003	49	12.15	592	1.07%	1.45%	21.50%
Templeton Foreign Securities (Pinnacle IV™)
	2005	150	16.07	2,411	1.05%	1.45%	8.58%
	2004	81	14.80	1,193	1.07%	1.45%	16.81%
	2003	23	12.67	291	0.35%	1.45%	26.70%
Templeton Growth Securities (Pinnacle IV™)
	2005	126	15.34	1,926	1.14%	1.45%	7.26%
	2004	76	14.30	1,085	1.01%	1.45%	14.40%
	2003	17	12.50	208	0.06%	1.45%	25.00%
Van Kampen LIT Comstock (Pinnacle IV™)
	2005	71	14.66	1,043	0.78%	1.45%	2.59%
	2004	42	14.29	604	0.57%	1.45%	15.71%
	2003	16	12.35	196	0.00%	1.45%	23.50%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

31

						Investment
		Units		Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)		Value	(000s)	Ratio (1)	Ratio	Return (2)
Non-Affiliated Class 2 (continued):
Van Kampen LIT Emerging Growth (Pinnacle IV™)
	2005	32		$13.36	$421	0.01%	1.45%	6.08%
	2004	28		12.59	358	0.00%	1.45%	5.27%
	2003	—	*	11.96	1	0.00%	1.45%	19.60%
Van Kampen UIF Emerging Markets Equity (Pinnacle IV™)
	2005	32		22.97	736	0.30%	1.45%	31.86%
	2004	17		17.42	303	0.64%	1.45%	21.22%
	2003	5		14.37	75	0.00%	1.45%	43.70%
Franklin Large Cap Growth Securities (Pinnacle™)
	2005	38		12.70	485	0.59%	1.35%	(0.34)%
	2004	34		12.74	435	0.36%	1.35%	6.52%
	2003	12		11.96	149	0.42%	1.35%	19.60%
Franklin Mutual Shares Securities (Pinnacle™)
	2005	105		14.73	1,553	0.98%	1.35%	9.05%
	2004	104		13.51	1,403	0.81%	1.35%	11.10%
	2003	108		12.16	1,309	1.05%	1.35%	21.60%
Templeton Foreign Securities (Pinnacle™)
	2005	159		16.12	2,565	1.35%	1.35%	8.68%
	2004	64		14.83	954	0.92%	1.35%	16.96%
	2003	10		12.68	132	1.34%	1.35%	26.80%
Templeton Growth Securities (Pinnacle™)
	2005	70		15.38	1,084	1.00%	1.35%	7.43%
	2004	49		14.32	695	1.14%	1.35%	14.47%
	2003	31		12.51	388	1.92%	1.35%	25.10%
Van Kampen LIT Comstock (Pinnacle™)
	2005	38		14.70	555	0.95%	1.35%	2.68%
	2004	29		14.32	419	0.61%	1.35%	15.86%
	2003	15		12.36	189	0.00%	1.35%	23.60%
Van Kampen LIT Emerging Growth (Pinnacle™)
	2005	6		13.40	74	0.01%	1.35%	6.23%
	2004	5		12.61	66	0.00%	1.35%	5.26%
	2003	3		11.98	37	0.00%	1.35%	19.80%
Van Kampen UIF Emerging Markets Equity (Pinnacle™)
	2005	60		23.04	1,379	0.36%	1.35%	31.95%
	2004	52		17.46	901	0.76%	1.35%	21.33%
	2003	40		14.39	574	0.00%	1.35%	43.90%
Non-Affiliated Class A:
Scudder VIT Equity 500 Index (Pinnacle IV™)
	2005	50		11.53	582	1.54%	1.45%	3.12%
	2004	51		11.18	575	1.17%	1.45%	9.07%
	2003	61		10.25	629	1.15%	1.45%	26.23%
	2002	59		8.12	476	1.70%	1.45%	(18.80)%
Scudder VIT Small Cap Index (Pinnacle IV™)
	2005	5		14.32	71	0.81%	1.45%	2.74%
	2004	4		13.94	61	0.53%	1.45%	16.07%
	2003	7		12.01	81	0.81%	1.45%	44.35%
	2002	5		8.32	43	1.30%	1.45%	(16.80)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

* - Less than 1,000.

32

					Investment
		Units	Unit	Net Assets	Income	Expense	Total
Division	Year	(000s)	Value	(000s)	Ratio (1)	Ratio	Return (2)
Non-Affiliated Class A (continued):
Scudder VIT Equity 500 Index (Pinnacle™)
	2005	673	$13.18	$8,867	1.65%	1.35%	3.23%
	2004	885	12.77	11,306	1.10%	1.35%	9.15%
	2003	884	11.70	10,345	1.11%	1.35%	26.49%
	2002	1,335	9.25	12,349	1.04%	1.35%	(23.43)%
	2001	1,727	12.08	20,868	1.20%	1.35%	(13.34)%
Scudder VIT Small Cap Index (Pinnacle™)
	2005	202	14.55	2,945	1.02%	1.35%	2.87%
	2004	285	14.14	4,034	0.46%	1.35%	16.19%
	2003	344	12.17	4,183	0.78%	1.35%	44.37%
	2002	588	8.43	4,957	0.78%	1.35%	(21.65)%
	2001	782	10.76	8,415	5.26%	1.35%	0.75%
Scudder VIT Equity 500 Index (Pinnacle IV™)
	2005	446	11.77	5,250	1.24%	1.45%	2.88%
	2004	343	11.44	3,921	0.79%	1.45%	8.75%
	2003	153	10.52	1,607	0.76%	1.45%	25.99%
	2002	37	8.35	313	5.49%	1.45%	(16.50)%
Scudder VIT Small Cap Index (Pinnacle IV™)
	2005	56	13.00	724	0.61%	1.45%	2.52%
	2004	52	12.68	655	0.22%	1.45%	15.69%
	2003	39	10.96	430	0.47%	1.45%	44.02%
	2002	4	7.61	28	2.83%	1.45%	(23.90)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized.

33

STATUTORY-BASIS FINANCIAL STATEMENTS

National Integrity Life Insurance Company

Years Ended December 31, 2005 and 2004

National Integrity Life Insurance Company

Financial Statements

(Statutory-Basis)

Years Ended December 31, 2005 and 2004

Report of Independent Registered Public Accounting Firm

Board of Directors

National Integrity Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of National Integrity Life Insurance Company as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of National Integrity Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Integrity Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

Cincinnati, Ohio

April 5, 2006

1

National Integrity Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2005	2004
	(In thousands)
Admitted assets
Cash and invested assets:
Debt securities	$736,886	$595,593
Preferred stocks	25,547	9,570
Mortgage loans	404	683
Policy loans	38,312	38,468
Cash and short-term investments	99,101	84,016
Receivables for securities	979	843
Total cash and invested assets	901,229	729,173

Separate account assets	2,131,510	1,985,124
Accrued investment income	8,475	7,631
Net deferred income tax asset	8,499	8,304
Total admitted assets	$3,049,713	$2,730,232

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$837,892	$647,975
Unpaid claims	27	40
Deposits on policies to be issued	3,542	816
Total policy and contract liabilities	841,461	648,831

Separate account liabilities	2,131,510	1,952,223
Transfers from separate accounts due, net	(58,576)	(14,934)
Payables for securities	—	23,597
Asset valuation reserve	19,340	20,034
Borrowed money	13,248	—
Other liabilities	4,403	2,344
Total liabilities	2,951,386	2,632,095

Capital and surplus:
Common stock, $10 par value, 200,000 shares authorized, issued and outstanding	2,000	2,000
Paid-in surplus	206,371	206,371
Accumulated deficit	(110,044)	(110,234)
Total capital and surplus	98,327	98,137
Total liabilities and capital and surplus	$3,049,713	$2,730,232

See accompanying notes.

2

National Integrity Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2005	2004
	(In thousands)
Premiums and other revenues:
Premiums and annuity considerations	$488,091	$421,335
Net investment income	42,224	32,084
Amortization of the interest maintenance reserve	17	173
Fees from management of separate account mutual funds	8,069	7,246
Other revenues	3,430	2,307
Total premiums and other revenues	541,831	463,145

Benefits paid or provided:
Death benefits	6,859	1,337
Annuity benefits	48,060	46,266
Surrender benefits	198,466	190,789
Payments on supplementary contracts	860	706
Increase in insurance and annuity reserves	183,666	139,431
Other benefits	591	305
Total benefits paid or provided	438,502	378,834

Insurance expenses and other deductions:
Commissions	30,419	28,934
General expenses	11,872	11,716
Taxes, licenses and fees	870	1,970
Net transfers to separate accounts	59,284	48,650
Other	(766)	(4,005)
Total insurance expenses and other deductions	101,679	87,265
Gain (loss) from operations before federal income tax benefit and net realized capital gains (losses)	1,650	(2,954)

Federal income tax benefit	(85)	(1,168)
Gain (loss) from operations before net realized capital gains (losses)	1,735	(1,786)
Net realized capital gains (losses)	5,382	(2,225)
Net income (loss)	$7,117	$(4,011)

See accompanying notes.

3

National Integrity Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

Years Ended December 31, 2005 and 2004

	Common Stock	Paid-In Surplus	Accumulated Deficit	Total Capital and Surplus
	(In thousands)

Balance, January 1, 2004	$2,000	$181,371	$(91,472)	$91,899

Net loss	—	—	(4,011)	(4,011)
Change in deferred income tax asset	—	—	6,875	6,875
Change in net unrealized capital gains	—	—	95	95
Change in nonadmitted assets and related items	—	—	(7,473)	(7,473)
Change in reserve on account of change in valuation basis	—	—	(10,100)	(10,100)
Increase in asset valuation reserve	—	—	(384)	(384)
Change in surplus in separate accounts	—	—	(3,764)	(3,764)
Capital contribution	—	25,000	—	25,000
Balance, December 31, 2004	2,000	206,371	(110,234)	98,137

Net income	—	—	7,117	7,117
Change in deferred income tax asset	—	—	647	647
Change in net unrealized capital gains	—	—	845	845
Change in nonadmitted assets and related items	—	—	(1,709)	(1,709)
Change in reserve on account of change in valuation basis	—	—	(1,778)	(1,778)
Decrease in asset valuation reserve	—	—	694	694
Change in surplus in separate accounts	—	—	(5,626)	(5,626)
Balance, December 31, 2005	$2,000	$206,371	$(110,044)	$98,327

See accompanying notes.

4

National Integrity Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2005	2004
	(In thousands)
Cash from Operations:
Premiums, policy proceeds, and other considerations received	$488,091	$421,335
Net investment income received	41,538	30,740
Benefits paid	(257,404)	(239,500)
Insurance expenses paid	(42,236)	(39,193)
Other income received, net of other expenses paid	11,500	9,553
Net transfers to separate accounts	(70,025)	(62,014)
Net cash from operations	171,464	120,921

Cash from Investments:
Proceeds from sales, maturities, or repayments of investments:
Debt securities	354,884	410,904
Stocks	22,162	—
Mortgage loans	279	42
Other invested assets	—	3,729
Net gains on cash, cash equivalents and short-term investments	—	2,175
Miscellaneous proceeds	428	26,079
Net proceeds from sales, maturities, or repayments of investments	377,753	442,929

Cost of investments acquired:
Debt securities	510,400	532,962
Stocks	19,116	1,941
Miscellaneous applications	23,734	1,008
Total cost of investments acquired	553,250	535,911
Net increase (decrease) in policy loans	(156)	2,539
Net cash for investments	(175,341)	(95,521)

Cash from Financing and Miscellaneous Sources:
Other cash provided:
Capital and surplus paid-in	0	25,000
Total other cash provided	—	25,000

Other cash applied:
Borrowed money	(13,248)	5,920
Other applications, net	(5,714)	(4,420)
Total other cash applied	(18,962)	1,500
Net cash from financing and miscellaneous activities	18,962	23,500

Net increase in cash and short-term investments	15,085	48,900

Cash and short-term investments at beginning of year	84,016	35,116
Cash and short-term investments at end of year	$99,101	$84,016

See accompanying notes.

5

National Integrity Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

1. Nature of Operations and Significant Accounting Policies

Organization

National Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of Integrity Life Insurance Company (Integrity), which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (W&S). The Company, domiciled in the state of New York and currently licensed in eight states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a non-life insurance subsidiary of W&S and is the investment manager for the Company.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

Investments

Investments in debt securities and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners’ (NAIC) rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale. In addition, fair values of certain investments in debt securities and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

6

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Policy Acquisition Costs

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, would be deferred and amortized generally in proportion to the emergence of gross profits over the estimated terms of the underlying policies.

7

Nonadmitted Assets

Certain assets designated as “nonadmitted,” principally disallowed deferred income tax assets, negative IMR on the separate account that is not offset by positive IMR on the general account, and other assets not specifically designated as an admitted asset within the NAIC’s Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to capital and surplus. Under GAAP, such assets are included in the balance sheets. Changes in admitted asset-carrying amounts for debt securities; preferred stocks and mortgage loans are credited or charged directly to capital and surplus.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with policy acquisition costs as required under GAAP.

8

Deferred Income Taxes

Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Statements of Cash Flow

Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

9

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements are as follows:

	Year Ended December 31
	2005	2004
	(In thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$7,117	$(4,011)
Deferred policy acquisition costs, net of amortization	20,193	20,163
Deferred sales inducements, net of amortization	2,922	2,827
Adjustments to customer deposits	(4,658)	(4,532)
Adjustments to invested asset carrying values at acquisition date	928	3,150
Amortization of interest maintenance reserve	17	(1,457)
Adjustments for realized investment gains/losses	2,704	338
Adjustments for federal income tax expense	(9,292)	(7,110)
Other	(587)	1,552
Net income, GAAP basis	$19,374	$10,920

	December 31
	2005	2004
	(In thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$98,327	$98,137
Adjustments to customer deposits	(9,085)	36,309
Adjustments to invested asset carrying values	2,763	17,683
Federal income taxes	(9,628)	(15,723)
Asset valuation reserve	19,340	20,034
Goodwill	14,548	34,253
Deferred policy acquisition costs	107,432	65,246
Deferred sales inducements	8,836	5,914
Other	137	84
Shareholder’s equity, GAAP basis	$232,670	$261,937

10

Other significant statutory accounting practices are as follows:

Investments

Debt securities, preferred stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the Securities Valuation Office of the NAIC (SVO) and the related net unrealized gains (losses) are reported in capital and surplus along with any adjustment for federal income taxes. There are no restrictions on preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

11

Premiums

Premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the New York Insurance Department. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insured and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

12

Guaranty Funds Assessments

A liability for guaranty fund assessments is accrued after an insolvency has occurred.

Borrowed Money

During 2005, the Company entered into several dollar-roll reverse repurchase agreements. For repurchase agreements, the Company is required to maintain a minimum of 102% of the fair value of securities purchased under the agreements as collateral. The transactions were reflected as financing transactions, requiring the asset sold and the liability for the repurchase to remain on the Company’s financial statements. As of December 31, 2005, there were $13.3 million mortgage-backed securities, which are currently subject to the agreements. There were no securities subject to these agreements as of December 31, 2004.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for market value adjusted annuity contracts and variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Reclassifications

Certain 2004 amounts in the Company’s statutory basis financial statements have been reclassified to conform to the 2005 financial presentation.

13

2. Debt and Equity Securities

The cost or amortized cost and the fair value of debt securities, redeemable preferred stock and other invested assets are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In thousands)
At December 31, 2005:
Mortgage-backed securities	$272,972	$1,530	$(3,735)	$270,767
Corporate securities/ABS	432,461	11,820	(7,839)	436,442
U.S. Treasury securities and obligations of U.S. government agencies	30,653	304	(302)	30,655
States and political subdivisions	800	—	(6)	794
Total	$736,886	$13,654	$(11,882)	$738,658

At December 31, 2004:
Mortgage-backed securities	$203,901	$3,354	$(1,054)	$206,201
Corporate securities/ABS	376,930	18,920	(4,138)	391,712
U.S. Treasury securities and obligations of U.S. government agencies	12,862	304	(2)	13,164
States and political subdivisions	1,900	—	(63)	1,837
Total	$595,593	$22,578	$(5,257)	$612,914

Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

At December 31, 2005 and 2004, the Company held unrated or less-than-investment grade corporate bonds of $17.0 million and $31.1 million, respectively, with an aggregate fair value of $19.8 million and $33.8, respectively. Those holdings amount to 2.3% and 3.1% of the Company’s investments in bonds at December 31, 2005 and 2004, respectively, and less than 0.6% and 1.1% of the Company’s total assets as December 31, 2005 and 2004, respectively. The Company performs periodic evaluations of the relative credit standing of the issuer of these bonds.

14

The aggregate amounts of unrealized losses and the related fair values of investments with unrealized losses for fixed maturity securities are shown below:

	Unrealized Losses Less Than or Equal To 12 Months		Unrealized Losses Greater Than 12 Months
	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value
	(In thousands)
At December 31, 2005:
Mortgage-backed securities	$(3,029)	$182,263	$(706)	$15,386
Corporate securities/ABS	(3,532)	196,178	(4,307)	34,558
U.S. Treasury securities and obligations of U.S. government agencies	(296)	22,758	(6)	240
States and political subdivisions	(6)	794	—	—
Total	$(6,863)	$401,993	$(5,019)	$50,184

At December 31, 2004:
Mortgage-backed securities	$(606)	$59,990	$(448)	$16,382
Corporate securities/ABS	(490)	55,252	(3,648)	18,111
U.S. Treasury securities and obligations of U.S. government agencies	(2)	6,349	—	—
States and political subdivisions	—	—	(63)	937
Total	$(1,098)	$121,591	$(4,159)	$35,430

Investments that are impaired at December 31, 2005 and 2004, for which an other-than-temporary impairment has not been recognized, consist mainly of corporate debt securities issues and asset-backed securities. The impairment of these securities have been deemed as temporary due to the assigned rating and the typical fluctuations of these particular securities in the marketplace. The aggregated unrealized loss is approximately 2.6% and 3.2% of the amortized cost of these securities at December 31, 2005 and 2004, respectively. At December 31, 2005 there were a total of 159 securities held that are considered temporarily impaired, 18 of which have been impaired for 12 months or longer. At December 31, 2004 there were a total of 54 securities held that are considered temporarily impaired, 13 of which have been impaired for 12 months or longer. Management continues to monitor these investments to determine if there has been an other-than-temporary impairment in fair market value.

15

Management continues to monitor these investments to determine if there has been an other-than-temporary impairment in fair market value.

A summary of the cost or amortized cost and fair value of the Company’s debt securities, at December 31, 2005, by contractual maturity, is as follows:

	Cost or Amortized Cost	Fair Value
	(In thousands)
Years to maturity:
One or less	$23,510	$23,468
After one through five	132,160	131,424
After five through ten	182,812	182,102
After ten	125,433	130,897
Mortgage-backed securities	272,972	270,767

Total	$736,886	$738,658

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from the sales of investments in debt securities during 2005 and 2004 were $106.2 million and $22.5 million, gross gains of $5.8 million and $59,550, and gross losses of $1.7 million and $0.7 million were realized on those sales, respectively.

At December 31, 2005 and 2004, debt securities with an admitted asset value of $1.2 million and $1.2 million respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

16

The gross unrealized gains and gross unrealized losses on, and the cost and fair value of preferred stocks are as follows:

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(In thousands)
At December 31, 2005:
Non-redeemable preferred stocks	$12,089	$324	$(13)	$12,400
Redeemable preferred stocks	13,458	719	(39)	14,138
Total preferred stocks	$25,547	$1,043	$(52)	$26,538

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(In thousands)
At December 31, 2004:
Non-redeemable preferred stocks	$9,570	$369	$—	$9,939

Proceeds from the sales of investments in equity securities during 2005 were $6.6 million. Gross gains of $0.7 million and gross losses of $0.1 million were realized on these sales in 2005. There were no sales during 2004.

The aggregate amounts of unrealized losses and the related fair values of investments with unrealized losses for equity securities at are shown below:

	Unrealized Losses Less Than or Equal to 12 Months		Unrealized Losses Greater Than 12 Months
	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value
	(in thousands)
December 31, 2005
Preferred stocks	$(52)	$2,456	$—	$—

17

At December 31, 2004, the Company had no unrealized gains or losses on equity securities.

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR are as follows:

	Year Ended December 31
	2005	2004
	(In thousands)
Net realized capital gains (losses)	$4,956	$(3,443)
Less amount transferred to IMR	426	1,218
Net realized capital gains (losses)	$5,382	$(2,225)

3. Concentrations of Credit Risk

The Company’s mortgage loan portfolio is primarily comprised of agricultural loans. The Company has made no new investments in mortgage loans since 1988. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 2005, the Company held no mortgages with interest more than 180 days past due. During 2005, excluding interest rates on adjustable rate mortgages, no interest rates on outstanding mortgage loans were reduced.

Interest changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of duration and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

18

Debt Securities and Preferred Stocks

Fair values for debt securities and preferred stocks are based on quoted market prices where available. For debt securities and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans, Policy Loans, Cash and Short-term Investments and Separate Account Assets

The carrying amounts of mortgage loans, policy loans, cash and short-term investments and separate account assets approximate their fair value.

Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities

The fair values of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair values of deposit fund liabilities and the remaining annuity reserves are based on the cash surrender value of the underlying contracts.

Separate Account Annuity Reserves

The fair value of separate account annuity reserves for investment-type products equals the cash surrender values.

The carrying amounts and fair values of the Company’s significant financial instruments are shown below.

19

For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

	December 31, 2005		December 31, 2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In thousands)
Assets:
Debt securities	$736,886	$738,657	$595,593	$612,914
Preferred stocks	25,547	26,538	9,570	9,939
Mortgage loans	404	404	683	683
Policy loans	38,312	38,312	38,468	38,468
Cash and short-term investments	99,101	99,101	84,016	84,016
Separate account assets	2,131,510	2,131,510	1,985,124	1,985,124

Liabilities:
Life and annuity reserves for investment-type contracts	$755,993	$763,406	$565,667	$575,522
Separate accounts annuity reserves	2,072,927	2,039,090	1,934,761	1,895,777

5. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment deposits, much of the mortality risks associated with variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

20

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

	Year Ended December 31
	2005	2004
	(In thousands)
Direct premiums and amounts assessed against policyholders	$457,845	$389,995
Reinsurance assumed	29,388	29,965
Reinsurance ceded	(735)	(818)
Net premiums, annuity considerations and deposit-type funds	$486,498	$419,142

In 2005, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements. In 2004, the Company entered into a treaty with RGA Barbados to assume more life insurance. This treaty is on a modified coinsurance basis, where the Company assumes a 50% quota share of the ceding company’s 5% quota share of their United States and Canada ordinary life policies.

Neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2005, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

There would be no reduction in surplus at December 31, 2005, if all reinsurance ceded agreements were cancelled.

6. Federal Income Taxes

The Company files a consolidated income tax return with Integrity. The method of allocation between the companies is subject to a written agreement, approved by the Board of Directors.

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Allocation is based on separate return calculations with current credit for net losses. Intercompany tax balances are settled annually.

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, and differences in reserves for policy and contract liabilities for tax and statutory-basis financial reporting purposes.

As of December 31, 2005, the Company has an operating loss (NOL) carry forward of $79.7 million that will expire in years 2016 through 2020. The Company also has a capital loss carryover aggregating $5.7 million that expires in 2005 and 2006.

The components of the net deferred tax asset at December 31, 2005, are as follows:

	2005	2004
	(In thousands)

Gross deferred tax assets	$43,470	$39,257
Gross deferred tax liabilities	4,820	2,099
Deferred tax assets non-admitted	30,151	28,854
Increase in deferred tax assets non-admitted	1,297	6,152

Current income taxes incurred consists of the following major components:

	Year Ended December 31
	2005	2004
	(In thousands)

Current year income tax benefit	$(4,368)	$(8,039)
Capital loss carryforward adjustment	1,161	6,871
NOL carryforward adjustment	3,242	—
Prior year over/under accrual	(120)	—
Current federal income tax benefit	$(85)	$(1,168)

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The main components of the deferred tax amounts at December 31, are as follows:

	2005	2004
	(In thousands)
Deferred tax assets (DTA’s):
Reserves	$6,763	$3,445
Debt securities/stocks	854	4,346
Deferred policy acquisition costs	5,924	5,038
Capital loss carryover	1,998	434
Net operating loss carryover	27,915	24,673
Reserve strengthening	—	1,321
SERP liability	16	—
Gross deferred tax assets	$43,470	$39,257

DTAs non-admitted	$30,151	$28,854
Deferred tax liabilities (DTL’s):
Stocks /debt securities deferred future gains	$9	$6
Reserve strengthening	1,095	—
Separate account adjustment	3,716	2,093
Gross deferred tax liabilities	$4,820	$2,099
Net deferred income tax asset	$8,499	$8,364

Changes in deferred tax assets (DTAs) and deferred tax liabilities (DTL’s) for the year ended December 31, 2005, are as follows:

	2005	2004	Change
	(In thousands)
DTAs	$43,470	$39,257	$4,212
DTAs non-admitted	$30,151	$28,854	$1,297
DTLs	$4,820	$2,099	$2,721

23

Following is reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of operations:

	Year End December 31,
	2005	2004
	(In thousands)
Federal income tax expense (benefit) computed at statutory rate	$2,312	$(2,239)
Adjustment to statutory reserves for tax purposes	3,310	1,415
Tax on separate account income	(3,592)	(4,618)
Book capital losses in excess of tax	(2,981)	1,052
Bond discount accrual	—	(607)
Deferred acquisition costs recorded for tax purposes	(1,358)	763
Amortization of interest maintenance reserve	(6)	(61)
Other	(2,053)	(3,744)
Federal income tax benefit	(4,368)	(8,039)
Capital loss carryforward adjustment	1,161	6,871
NOL carryforward adjustment	3,242	—
Prior year over/under accrual	(120)	—
Current federal income tax benefit	$(85)	$(1,168)

The Company made no tax payments during 2005 or 2004.

7. Regulatory Matters

Life/health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005 and 2004, the Company meets the RBC requirements.

The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends only out of its earnings and surplus,

24

subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of the Company does not warrant such distribution. Within the limitations stated above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. The Company may not pay any dividends during 2005 without prior approval.

The portion of the accumulated deficit represented or reduced by each item below is as follows:

	December 31
	2005	2004
	(In thousands)

Non-admitted asset values	$(36,731)	$(35,022)
Separate account business	56,313	45,572
Asset valuation reserve	(19,340)	(20,034)

8. Related Party Transactions

During 2005, the Company received no capital contributions from Integrity. During 2004, the Company received $25.0 million in capital contributions from Integrity. The 2004 capital contributions were in the form of cash. The Company paid no dividends during 2005 or 2004.

W&S and Fort Washington performs certain administrative and special services for Integrity and the Company to assist with its business operations. These services include tax compliance and reporting, payroll functions, administrative support services, and investment functions. During 2005, the Company paid $0.03 million and $1.0 million to W&S and Fort Washington, respectively related to these services. During 2004, the Company paid $0.03 million and $0.8 million to W&S and Fort Washington, respectively related to these services. In addition, the Company’s parent, Integrity, provides certain business support services. These services include policyholder services, accounting and auditing, underwriting, marketing and product development, functional support services, personnel functions, and administrative support services. During 2005 and 2004, the Company paid $10.8 million and $10.8 million respectively, to Integrity related to these services. The charges for services are considered reasonable and in accordance with the requirements of applicable insurance law and regulations.

25

At December 31, 2005, the Company had amounts of $3.1 million, $0.5 million and $0.2 million due to Integrity, Touchstone, and W&S, respectively. At December 31, 2004, the Company had amounts of $1.9 million due from Integrity and $0.1 million due to W&S. These amounts are generally settled on a monthly basis.

The Company has not guaranteed any obligation of its affiliates as of December 31, 2005.

9. Commitments and Contingencies

Various lawsuits against the Company have arisen in the course of the Company’s business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

At December 31, 2005, the Company does not have any material lease agreements for office space or equipment.

10. Annuity Reserves

At December 31, 2005, the Company’s general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In thousands)
Subject of discretionary withdrawal (with adjustment):
With market value adjustment	$1,570,282	55.5%
At book value less surrender charge of 5% or more	394,588	14.0
At market value	502,645	17.8
Total with adjustment or at market value	2,467,515	87.3
Subject to discretionary withdrawal (without adjustment) at book value less surrender charge of 5% or more	222,298	7.8
Not subject to discretionary withdrawal	138,192	4.9
Total annuity reserves and deposit fund liabilities (before reinsurance)	2,828,005	100.0%
Less reinsurance ceded	—
Net annuity reserves and deposit fund liabilities	$2,828,005

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11. Separate Accounts

The Company’s guaranteed separate accounts include non-indexed products and guaranteed rate options. The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company’s variable annuity products. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products currently offered generally provide a death benefit equal to the account value. The fixed investment options currently offered within the Company’s variable annuity products provide the death benefits listed below for variable annuities.

The Company’s nonguaranteed separate accounts include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Variable annuities include minimum guaranteed death benefits that vary by product and include optional death benefits available on some products. The death benefits currently offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after 7 years to the current account value, and a death benefit that is adjusted periodically to the current account value. Assets held in separate accounts are carried at estimated fair values.

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Information regarding the separate accounts of the Company as of and for the year ended December 31, 2005 is as follows:

	Separate Accounts with Guarantees
	Nonindexed Guaranteed Less than / equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Accounts	Total
	(In thousands)

Premiums, deposits and other considerations	$112,825	$62,374	$51,625	$226,824

Reserves for separate accounts with assets at fair value	$515,489	$1,054,792	$502,645	$2,072,926

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$515,489	$1,054,792	$—	$1,570,281

At market value	—	—	502,645	502,465
Total with adjustment or at market value	515,489	1,054,792	502,645	2,072,926

Total separate accounts reserves	$515,489	$1,054,792	$502,645	$2,072,926

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A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2005 is presented below:

2005
(In thousands)
Transfers as reported in the statement of operations of the Separate Accounts Statement:
Transfers to separate accounts	$226,824
Transfers from separate accounts	(162,562)
Net transfers to separate accounts	64,262

Reconciling adjustments:
Policy deductions and other expenses reported elsewhere in the statement of operations	649
Other changes in surplus in separate account statement	(5,627)
Transfers as reported in the statement of operations	$59,284

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PART C

OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

(a)                 Financial Statements included in Part A:

Condensed Financial Information for the Portfolios

Financial Statements included in Part B:

National Integrity Separate Account II:

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities as of December 31, 2005

Statements of Operations for the Year Ended December 31, 2005

Statements of Changes in Net Assets for the Years Ended December 31, 2005 and 2004

Notes to Financial Statements

National Integrity Life Insurance Company:

Report of Independent Registered Public Accounting Firm

Balance Sheets (Statutory-Basis) as of December 31, 2005 and 2004

Statements of Operations (Statutory-Basis) for the Years Ended
December 31, 2005 and 2004

Statements of Changes in Capital and Surplus (Statutory-Basis) for the Years Ended
December 31, 2005 and 2004

Statements of Cash Flows (Statutory-Basis) for the Years Ended
December 31, 2005 and 2004

Notes to Financial Statements (Statutory-Basis)

(b)                 Exhibits:

The following exhibits are filed herewith:

1.                 Resolutions of the Board of Directors of National Integrity Life Insurance Company (National Integrity) and Certification of Chief Executive Officer authorizing the establishment of the Separate Account II, the Registrant. Incorporated by reference from Registrant’s registration statement filed on August 20, 1992.

2.                 Not applicable.

3.(a)             Form of Selling/General Agent Agreement among National Integrity, Integrity Financial Services, Inc. (IFS) and Paine Webber Incorporated, incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s registration statement on Form N-4 filed October 23, 1992.

3.(b)            Form of Variable Contract Principal Underwriter Agreement with Touchstone Securities Corporation dated March 3, 2000. Incorporated by reference from post-effective amendment 30 to Registrant’s form N-4 registration statement (File No. 33- 56658), filed April, 2006.

4.(a)             Form of trust agreement. Incorporated by reference from Registrant’s registration statement (File No.
33-56658) filed on August 20, 1992.

4.(b)            Form of group variable annuity contract. Incorporated by reference from Registrant’s registration statement (File No. 33-56658) filed on August 20, 1992.

1

4.(c)             Form of variable annuity certificate. Incorporated by reference from Registrant’s registration statement (File No. 33-56658) filed on August 20, 1992.

4.(d)            Form of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement filed on October 23, 1992.

5.                 Form of application. Incorporated by reference from post-effective amendment no.1to  Registrant’s Form S-1 registration statement (File No. 33-51122).

6.(a)             Certificate of Incorporation of National Integrity. Incorporated by reference from Registrant’s Form N-4 registration statement (File No. 33-33119).

6.(b)            By-Laws of National Integrity. Incorporated by reference to Registrant’s Form N-4 registration statement (File No. 33-33119).

7.(a)             Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to Registrant’s Form N-4 registration statement (File No. 33-51126), filed on April 28, 1995.

7.(b)            Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant’s registration statement (File No. 33-51126) filed on May 1, 1996.

8.(a)             Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation (“FDC”) and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Form N-4 registration statement of Separate Account I of National Integrity (File No. 33-8905), filed on March 2, 1992.

8.(b)            Participation Agreement Among Variable Insurance Products Fund II, FDC and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Form N-4 registration statement of Separate Account I of National Integrity (File No. 33-8905), filed on March 2, 1992.

8.(c)             Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and National Integrity. Incorporated by reference from Form N-4 registration statement of Separate Account I of National Integrity (File No. 33-56658), filed on May 1, 1996.

8.(d)            Participation Agreement Among Variable Insurance Products Fund III, FDC and National Integrity. Incorporated by reference from Form N-4 registration statement of Separate Account I of National Integrity (File No. 33-56658) filed on May 6, 1998.

8.(e)             Form of Participation Agreement Between JPM Series Trust II and National Integrity. Incorporated by reference to Registrant’s Form N-4 registration statement (File No. 33-51126) on April 26, 1999.

8(f)              Form of Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and National Integrity, incorporated by reference to Registrant’s registration statement on Form N-4 (File No. 33-51126) filed April 24, 2000.

8.(g)            Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc. and National Integrity dated January 1, 2001. Incorporated by reference from post-effective amendment 30 to Registrant’s form N-4 registration statement (File No. 33- 56658), filed April, 2006.

8.(h)            Form of Participation Agreement among Touchstone Variable Series Trust, Touchstone Securities, Inc. and National Integrity, incorporated by reference to Registrant’s registration statement filed on Form N-4 (File No. 333-44892) filed May 1, 2001.

2

8.(i)              Form of Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributor, Inc., Touchstone Securities, Inc. and National Integrity dated January 6, 2003, amended May 4, 2004, . Incorporated by reference from post-effective amendment 30 to Registrant’s form N-4 registration statement (File No. 33- 56658), filed April, 2006.

8.(j)              Form of Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and National Integrity dated October 2, 1997, amended May 1, 2001 and May 1, 2002. Incorporated by reference from post-effective amendment 30 to Registrant’s form N-4 registration statement (File No. 33- 56658), filed April, 2006.

8. (k)            Form of Participation Agreement among The Universal Institutional Funds, Inc.,  Morgan Stanley  & Co., Inc., Morgan Stanley Investment Management, Inc. and National Integrity, dated January 2, 2003 . Incorporated by reference from post-effective amendment 30 to Registrant’s form N-4 registration statement (File No. 33- 56658), filed April, 2006.

8.(l)              Form of Participation Agreement among Van Kampen Investments Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc. and National Integrity dated January 2, 2003. Incorporated by reference from post-effective amendment 30 to Registrant’s form N-4 registration statement (File No. 33- 56658), filed April, 2006.

9.                 Opinion and Consent of Rhonda S. Malone, filed herewith.

10.               Consent of Independent Registered Public Accounting Firm, filed herewith.

11.               Not applicable.

12.               Not applicable.

Item 25.       Directors and Officers of the Depositor

Set forth below is information regarding the directors and principal officers of National Integrity, the Depositor.

Directors:

Name and Principal Business Address*	Position and Offices with Depositor

John F. Barrett	Director, Chairman of the Board

Daniel J. Downing(1)	Director, Vice President

Dale Patrick Hennie	Director
990 Hickoryview Dr.
Cincinnati, OH 45233

Eric C. Fast	Director
100 First Stamford Place
Stamford, Connecticut 06902

John R. Lindholm	Director
515 Market Street
Louisville, KY 40202

Cameron F. MacRae III	Director
125 W. 55th Street
New York, NY 10019

Newton Phelps Stokes Merrill	Director
262 Central Park West, Apt. 12B
New York, NY 10024

3

Robert L. Walker	Director

William J. Williams	Director

Donald J. Wuebbling	Director

Edward J. Babbitt	Director

Jill T. McGruder(2)	Director, President and CEO

George R. Bunn Jr.	Director
126 East 56th Street, 12th Floor
New York, NY 10022-3584

Officers:

Name and Principal Business Address	Position and Offices with Depositor

John F. Barrett	Director, Chairman of the Board

Jill T. McGruder(2)	President and Chief Executive Officer

James G. Kaiser	Executive Vice President
333 Ludlow Street, Stamford, Connecticut 06902

Dennis L. Carr	Executive Vice President, Finance and Actuarial

Nicholas P. Sargen	Senior Vice President & Chief Investment Officer

Edward J. Haines	Senior Vice President

Kevin L. Howard	Senior Vice President, General Counsel

Constance Maccarone	Senior Vice President

John P. Ciprio(1)	Vice President

Daniel J. Downing(1)	Vice President

Maureen Firestone	Vice President

Michael F. Furgiuele	Vice President

Bradley J. Hunkler	Vice President, Controller

Phillip E. King	Vice President, Auditor

Paul M. Kruth	Vice President

Gerald Rusnak	Vice President

Denise L. Sparks	Vice President

Richard K. Taulbee	Vice President, Taxes

James J. Vance	Vice President, Treasurer

Patricia Wilson	Vice President, Compliance

4

M. Lisa Cooper	Product Compliance Officer

Michael W. Collier	Manager, New Business

David L. DiMartino	Managing Actuary

Edward J. Babbitt	Secretary

Thomas M. Barth	Assistant Treasurer

Elaine M. Reuss	Assistant Treasurer

Timothy D. Speed	Assistant Treasurer

Sharon Cummings	Licensing Officer

*The principal business address for the above is 400 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.

(1) Principal Business Address: 15 Matthews Street, Goshen, New York 10924

(2) Principal Business Address: 303 Broadway, Cincinnati, Ohio 45202

Item 26.       Persons Controlled by or Under Common Control with Integrity or Registrant

Western and Southern Mutual Holding Company (WSMHC)

Western and Southern Financial Group, Inc. (WSFG); Ohio Corporation; 100% owned by WSMHC

The Lafayette Life Insurance Company; Indiana Corporation; 100% owned by WSFG

The Western and Southern Life Insurance Company (WSLIC); Ohio corporation; 100% owned by WSFG

Western-Southern Life Assurance Company (WSLAC); Ohio corporation; 100% owned by WSLIC

Courtyard Nursing Care, Inc.; Ohio corporation; 100% owned by WSLAC; ownership and operation of real estate.

Seasons Health Care Limited Partnership; Ohio limited partnership; 90% owned by WSLAC, 10% owned by Courtyard; ownership and operation of real estate.

Fort Washington Brokerage Services, Inc.; Ohio corporation; 100% owned by WSLAC; registered investment advisor and broker dealer. Fort Washington Brokerage Services, Inc. will change it name to W&S Brokerage Services, Inc., effective June 1, 2006.

Touchstone Securities, Inc.; Nebraska corporation; 100% owned by WSLAC; securities broker-dealer.

IFS Financial Services, Inc. (“IFS”); Ohio corporation; 100% owned by WSLAC; development and marketing of financial products for distribution through financial institutions.

IFS Systems, Inc.; Delaware corporation; 100% owned by IFS; development, marketing and support of software systems.

IFS Insurance Agency, Inc.; Ohio corporation; 99% owned by IFS, 1% owned by William F. Ledwin; general insurance agency.

Touchstone Advisors, Inc.; Ohio corporation; 100% owned by IFS; registered investment adviser.

IFS Fund Distributors, Inc.; Ohio corporation; 100% owned by IFS; registered broker dealer

Integrated Fund Services, Inc.; Ohio corporation; 100% owned by IFS; registered transfer agent.

5

W&S Financial Group Distributors Inc.; Ohio corporation; 100% owned by IFS; general insurance agency.

IFS Holdings, Inc. (“IFS Holdings”); Ohio corporation; 100% owned by IFS; holding company.

Integrity Life Insurance Company (“ILIC”); Ohio corporation; 100% owned by WSLIC.

National Integrity Life Insurance Company; New York corporation; 100% owned by ILIC.

303 Broadway QCS, LLC; Ohio limited liability company; 100% owned by WSLIC.

Race Street Development, Ltd.; Ohio limited liability company; 100% owned by WSLIC.

Sixth and Race Development, LLC; Ohio limited liability company; 71%owned by Race Street Development, Ltd., 25% owned by Eagle

North Pittsburgh Hotel LLC; Pennsylvania limited liability company; 74% owned by Sixth and Race Development, LLC; Ohio limited liability company; 71% owned by Race Street Development, Ltd., 25% owned by Eagle; ownership and operation of real estate.

WestAd Inc.; Ohio corporation; 100% owned by WSLIC, general advertising, book selling and publishing.

ServerVault Corp.; Delaware corporation; 100% owned by WSLIC.

Fort Washington Investment Advisors, Inc. (“FWIA”); Ohio corporation; 100% owned by WSLIC; registered investment adviser.

Todd Investment Advisors, Inc.; Kentucky corporation; 100% owned by FWIA; registered investment adviser.

Fort Washington Capital Partners, LLC; Delaware limited liability company; 100% owned by FWIA.

Tri-State Ventures, LLC; Delaware limited liability company; 100% owned by FWIA.

Buckeye Venture Partners, LLC; Ohio limited liability company; 60% owned by FWIA and 40% owned by unrelated third party.

Columbus Life Insurance Company; Ohio corporation; 100% owned by WSLIC; insurance.

Colmain Properties, Inc.; Ohio corporation; 100% owned by Columbus Life Insurance Company; acquiring, owning, managing, leasing, selling real estate.

CAI Holding Company, Inc.; Ohio corporation; 100% owned by Columbus Life Insurance Company; holding company.

Capital Analysts Incorporated; Delaware corporation; 100% owned by CAI Holding Company; securities broker-dealer and registered investment advisor.

Capital Analysts Agency, Inc.; Ohio corporation; 99% owned by Capital Analysts Incorporated, 1% owned by William F. Ledwin; general insurance agency.

Capital Analysts Agency, Inc.; Texas corporation; 100% owned by an individual who is a resident of Texas, but under contractual association with Capital Analysts Incorporated; general insurance agency.

Capital Analysts Insurance Agency, Inc.; Massachusetts corporation; 100% owned by Capital Analysts Incorporated; general insurance agency.

Eagle Realty Group, LLC; Ohio limited liability company; 100% owned by WSLIC.

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Eagle Realty Investments, Inc.; Ohio corporation; 100% owned by Eagle Realty Group, LLC.

OTR Walnut Housing, Ltd.; Ohio limited liability company; 100% owned by Eagle Realty Investments Inc.

OTR Redevelopment Group, LLC; Ohio limited liability company; 100% owned by OTR Walnut Housing, Ltd.

W&S Tax, Inc.; Ohio corporation, 100% owned by WSLIC; preparation and electronic filing of tax returns.

AM Concepts Inc.; Delaware corporation, 100% owned by WSLIC; venture capital investment in companies engaged in alternative marketing of financial products.

Western-Southern Agency, Inc.; Ohio corporation; 99% owned by WSLIC; 1% owned by William F. Ledwin; general insurance agency.

Western-Southern Agency Services, Inc.; Pennsylvania corporation; 100% owned by WSLIC; general insurance agency.

W-S Agency of Texas, Inc.; Texas corporation; 100% owned by an individual; general insurance agency.

Fort Washington Savings Company; Ohio corporation; 100% owned by    WSLIC Insurance Profillment Services, LLC; Ohio limited liability company; 100% owned by WSLIC; insurance marketing services

WSALD NPH, LLC; Ohio limited liability company; 50% owned by WSLIC; 1% owned by Eagle; ownership and operation of real estate.

WSALD CEH, LLC; Ohio limited liability company; 50% owned by WSLIC; ownership and operation of real estate.

AMLIWS Summit Ridge, LLC; Missouri limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Carthage Senior Housing, Ltd.; Ohio limited liability company; 99% owned by WSLIC; ownership and operation of real estate.

Dublin Hotel LLC; Ohio limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Northeast Cincinnati Hotel LLC; Ohio limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Skyport Hotel LLC; Kentucky limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Union Centre Hotel LLC; Ohio limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Vulcan Hotel LLC; Alabama limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Vinings Trace LLC; Indiana limited liability company; 99% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Windsor Hotel LLC; Connecticut limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Wright Executive Hotel Limited Partners; Ohio limited partnership; 61% owned by WSLIC; ownership and operation of real estate.

Lookout Corporate Center, Ohio joint venture; 50% owned by WSLIC; ownership and operation of real estate.

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OTR Housing Associates, L.P.; Ohio limited partnership; 98% owned by WSLIC; 1% owned by Eagle; ownership and operation of real estate.

IR Mall Associates, Ltd.; Florida limited partnership; 50% owned by WSLIC and Eagle; ownership and operation of real estate.

Country Place Associates; Ohio general partnership; 90% owned by WSLIC; 10% owned by Eagle; ownership and operation of real estate.

AMLIWS Parkway Limited Partnership; Texas limited partnership; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Mission Club Apartments General Partnership; Florida general partnership; 95.5% owned by WSLIC, 4.5% owned by Eagle; ownership and operation of real estate.

OTR Transitional Housing, L.P.; Ohio limited partnership; 99% owned by WSLIC; ownership and operation of real estate.

West-Whi Columbus NW Partners; Ohio general partnership; 74% owned by WSLIC; 1% owned by Eagle.

LaFrontera Lodging Partners LP; Texas limited partnership; 74% owned by WSLIC, .75% owned by Eagle; ownership and operation of real estate.

Centreport Hotels LLC; Texas limited partnership; 74.5% owned by WSLIC, .75% owned by Eagle; ownership and operation of real estate.

Columbus Hotel Partners; Ohio general partnership; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Airport Exchange Hotel Partners; Kentucky general partnership; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

AMLIWS Deerfield L.P.; Texas limited partnership; 74% owned by WSLIC; 1% owned by Eagle; ownership and operation of real estate.

Camargo Club Apartments, Ltd; Florida limited partnership; 84.14% WSLIC; 14.85% Eagle; ownership and operation of real estate.

WSA Commons, LLC; Georgia limited liability company; 50% owned by WSLIC; ownership and operation of real estate.

Item 27.       Number of Contract Owners

As of February 9, 2006 there were 4949 contract owners of Separate Account II of National Integrity.

Item 28.       Indemnification

By-Laws of Touchstone Securities, Inc. The By-Laws of Interactive Financial Solutions, now called Touchstone Securities provide, in Article IV, as follows:

Indemnification, Generally. To the extent permitted by the law of the State of Ohio and subject to all applicable requirements thereof:

Section 1. Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a director, officer, employee, trustee, agent of another company or incorporator of the Company shall be indemnified by the Company;

Section 4. Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a director, officer, employee, trustee, agent of  another

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company or incorporator of the Company and not covered by Section 1, may be indemnified upon approval of

(a)   a majority voted of a quorum consisting of disinterested directors, or

(b)   independent legal counsel, or

(c)   by the members, or

(d)   by the Court of Common Please of Hamilton County, Ohio or the court where such action was brought.

Section 5. The related expenses of any such person in any other of said categories may be advanced by the Company.

Item 29.       Principal Underwriters

(a)                 Touchstone Securities is the principal underwriter for Separate Account II. Touchstone Securities also serves as an underwriter for the contracts issued under National Integrity Life Insurance Company’s Separate Accounts I; Integrity Life Insurance Company’s Separate Accounts I, II, and VUL; contracts issued under Western-Southern Life Assurance Company’s Separate Accounts 1 and 2; and for the shares of several series (Funds) of Touchstone Series Trust (formerly Select Advisors Trust A), Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Tax-Free Trust; each of which is affiliated with the Depositor. National Integrity is the Depositor of Separate Accounts I, II, and VUL.

(b)                 The names and business addresses of the officers and directors of, and their positions with, Touchstone Securities, are as follows:

Directors:

Name and Principal Business Address*	Position and Offices with Touchstone Securities

James N. Clark	Director

Jill T. McGruder(3)	Director

Officers:

James H. Grifo(1)	President

Richard K. Taulbee	Vice President

Patricia J. Wilson	Chief Compliance Officer

James J. Vance	Vice President and Treasurer

Terrie A. Wiedenheft(1)	Chief Financial Officer

Elaine M. Reuss(1)	Assistant Treasurer

Lisa C. Heffley(2)	Assistant Vice President

*The principal business address for the above is 400 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.

(1) Principal Business Address: 221 East Fourth St., Cincinnati, Ohio, 45202

(c) Not applicable.

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Item 30.       Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by National Integrity at 400 Broadway, Cincinnati, Ohio 45202 or 15 Matthews Street, Suite 200, Goshen, New York 10924.

Item 31.       Management Services

There are currently no management-related services provided to the Registrant.

Item 32.       Undertakings

The Registrant hereby undertakes:

(a)                to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)               to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)                to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

National Integrity represents that aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Integrity.

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NIL Sep Acct II

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485 under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Cincinnati and State of Ohio on this 17th of April, 2006.

SEPARATE ACCOUNT II OF
NATIONAL INTEGRITY LIFE INSURANCE COMPANY
(Registrant)

By: Integrity Life Insurance Company
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder
President & CEO

NATIONAL INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder
President & CEO

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Cincinnati and State of Ohio on this  17th day of April, 2006.

NATIONAL INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder
President & CEO

The following persons, in the capacities and on the dates indicated, have signed this amendment to the Registration Statement as required by the Securities Act of 1933:

PRINCIPAL EXECUTIVE OFFICER:	/s/ Jill T. McGruder
Jill T. McGruder, President & CEO
Date: April 17, 2006

PRINCIPAL FINANCIAL OFFICER:	/s/ Dennis L. Carr
Dennis L. Carr, Executive Vice President, Finance and Actuarial
Date: April 17, 2006

PRINCIPAL ACCOUNTING OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Vice President, Financial Operations
Date: April 17, 2006

DIRECTORS:

/s/ John F. Barrett
John F. Barrett	Cameron F. MacRae III
Date: April 10, 2006	Date:

/s/ John R. Lindholm
John R. Lindholm	Newton Phelps Stokes Merrill
Date: April 17, 2006	Date:

/s/ Robert L. Walker
Robert L. Walker	Daniel J. Downing
Date: April 12, 2006	Date:

/s/ William J. Williams
William J. Williams	Eric C. Fast
Date: April 17, 2006	Date:

/s/ Donald J. Wuebbling
Donald J. Wuebbling	Dale Patrick Hennie
Date: April 17, 2006	Date:

/s/ Edward J. Babbitt
Edward J. Babbitt	George R. Bunn Jr.
Date: April 10, 2006	Date:

/s/ Jill T. McGruder
Jill T. McGruder
Date: April 17, 2006